SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-14363
File No. 811-05162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 58	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 58
(Check appropriate box or boxes)

DELAWARE VIP TRUST
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	April 29, 2012

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on April 29, 2012 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

C O N T E N T S

This Post-Effective Amendment No. 58 to Registration File No. 033-14363 includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A – Prospectuses

4.	Part B - Statement of Additional Information

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Diversified Income Series	2

How we manage the Series	page 7
Our investment strategies	7
The securities in which the Series typically invests	8
The risks of investing in the Series	13
Disclosure of portfolio holdings information	19
Investment manager	19
Portfolio managers	19
Manager of managers structure	21
Who’s who	21

Important information about the Series	page 22
Share classes	22
Salesperson and life company compensation	22
Purchase and redemption of shares	22
Payments to intermediaries	22
Valuation of shares	23
Fair valuation	23
Frequent trading of Series shares	23
Dividends, distributions, and taxes	25
Certain management considerations	26

Financial highlights	page 27

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Diversified Income Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.59%
	Distribution and service (12b-1) fees	none
	Other expenses	0.09%
	Total annual series operating expenses	0.68%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 69
	3 years	$218
	5 years	$379
	10 years	$847

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 233% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series allocates its investments principally among the following four sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities (the 80% policy). The Series’ investment manager, Delaware Management Company (Manager or we), will determine how much of the Series to allocate to each of the four sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. We will periodically reallocate the Series’ assets, as deemed necessary.

The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series’ total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

The Series may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Series may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective.

The Series’ 80% policy described above may be changed without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk

The risk that a bond’s issuer will be unable to make timely payments of interest and principal. Investing in so-called “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies often borrow money to finance they operations, they may be adversely affected by rising interest rates.

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Risk	Definition
Bank loans and other direct indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Valuation risk

The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of certain securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities. As a result, a series’ performance may be affected during periods when it is difficult to value portfolio securities.

Government and regulatory risk

The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.

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HOW HAS THE DELAWARE VIP® DIVERSIFIED INCOME SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 10.87% for the quarter ended June 30, 2009 and its lowest quarterly return was -4.10% for the quarter ended September 30, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	Lifetime
Delaware VIP Diversified Income Series – Standard Class	6.39%	8.44%	7.31%
(lifetime: 5/16/03-12/31/11)
Barclays Capital U.S. Aggregate Index	7.84%	6.50%	5.06%
(reflects no deduction for fees, expenses, or taxes) (lifetime: 5/30/03-12/31/11)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2000
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager — International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
J. David Hillmeyer, CFA	Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading	February 2011

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

The Series allocates its investments principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The relative proportion of the Series’ assets to be allocated among these sectors is described below:

U.S. investment grade sector

Under normal circumstances, there is no limit to the amount of the Series’ total assets that will be invested in the U.S. investment grade sector. In managing the Series’ assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

The investment grade sector of the Series’ assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Series within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

U.S. high yield sector

Under normal circumstances, between 5% and 50% of the Series’ total assets will be allocated to the U.S. high yield sector. We will invest the Series’ assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities.

The Series will invest in both rated and unrated bonds. The rated bonds that the Series may purchase in this sector will generally be rated BB or lower by Standard & Poor’s (S&P) and Ba or lower by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated bonds may be more speculative in nature than rated bonds.

International developed markets sector

Under normal circumstances, between 5% and 50% of the Series’ total assets will be invested, in the aggregate, in the international developed markets and emerging markets sectors. The international developed markets sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The international developed markets sector will be subject to certain risks, including, but not limited to, the risk that securities within this sector may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

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Emerging markets sector

The Series may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. Investments in the emerging markets sector will, in the aggregate, be limited to no more than 15% of the Series’ total assets.

The Series may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Series may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Series will invest in both rated and unrated foreign securities.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. The Manager will limit non-U.S.-dollar-denominated securities to no more than 50% of the Series’ net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ Statement of Additional Information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Corporate bonds: Debt obligations issued by a corporation.

The Series may invest in bonds rated in one of the four highest rating categories for the Series’ U.S. investment grade sector, and we may invest in bonds rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO for the Series’ U.S. high yield sector and international developed markets sector.

High yield corporate bonds (junk bonds): Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO. High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.

The Series may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed the Series’ limit on illiquid securities. In addition, subject to certain quality and collateral limitations, we may invest up to 20% of the Series’ total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called “nonagency mortgage-backed securities.”

Asset-backed securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Series may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

U.S. government securities: Direct U.S. obligations that include bills, notes and bonds, as well as other debt securities, issued by the U.S. Treasury, and securities of U.S. government agencies or instrumentalities. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

The Series may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with the Series’ investment objective and policies. These securities are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

Foreign government securities: Debts issued by a government other than the United States or by an agency, instrumentality or political subdivision of such government.	The fixed income securities in which the Series may invest include those issued by foreign governments.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.	Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 15% of its net assets in illiquid securities.

Short-term debt instruments: These instruments include: (1) time deposits, certificates of deposit and bankers acceptances issued by U.S. banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper of the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) U.S. government securities; and (6) repurchase agreements collateralized by those instruments.

The Series may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in its principal investment securities. When investing all or a significant portion of the Series’ assets in these instruments, the Series may not be able to achieve its investment objective.

Time deposits: Nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

The Series will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 15% of the Series’ total assets.

Zero coupon and pay-in-kind bonds: Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind (PIK) bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including zero coupon bonds and PIK bonds consistent with its investment objective.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs. The Series will typically invest in ADRs that are actively traded in the United States.

In conjunction with the Series’ investments in foreign securities, it may also invest in sponsored and unsponsored EDRs and GDRs.

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

The Series may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Series’ cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. We may only enter into these transactions for hedging purposes if they are consistent with the Series’ investment objective and policies. We may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Series’ assets. In addition, we may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with the Series’ investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Forward Foreign currency transactions” below. To the extent that we sell or “write” put and call options, we will designate assets sufficient to “cover” these obligations and mark them to market daily.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a series receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a series receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a series receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

The Series may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to it on favorable terms. The Series may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Bank loans: Bank loans represent an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the Manager. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

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Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio managers forecast those movements, a series could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on securities that we believe can continue to provide returns over an extended time frame regardless of these interim market fluctuations. Generally, we do not try to predict overall market movements.

In evaluating the use of an index swap for the Series, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Series, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities. Investments in equity securities issued by small- and medium-size companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

The Series is subject to various interest rate risks depending upon its investment objectives and policies. We cannot eliminate this risk, but we do try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Series. We do not try to increase returns on the Series’ investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

By investing in swaps, the Series is subject to additional interest rate risk. Each business day, we will calculate the amount the Series must pay for any swaps it holds and will designate enough cash or other liquid securities to cover that amount.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.

Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

We carefully evaluate the financial situation of each entity whose bonds are held in the portfolio. We also tend to hold a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal. This is a substantial risk for the Series because it may invest up to 45% of net assets in fixed income securities rated below investment grade.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Series may hedge exposure to those currencies for defensive purposes.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses

The Series, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non U.S. dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions. If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Series’ assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, and other relevant factors. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series’ total assets.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

The Series limits exposure to illiquid securities to no more than 15% of its net assets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Futures contracts, options on futures contracts, forward contracts, and certain options risk: Used as investments for hedging and other nonspeculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a series’ hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment manager at a time when a series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

We may use certain options strategies or may use futures contracts and options on futures contracts. We will not enter into futures contracts and options thereon to the extent that more than 5% of the Series’ total assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Series’ total assets.

We may also use options and futures to gain exposure to a particular market segment without purchasing individual securities in the segment.

See also “Foreign risk” and “Currency risk” above.

Zero coupon and pay-in-kind (PIK) bonds: Generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, a series may not receive the cash associated with this income until the bonds are sold or mature. If a series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

We may invest in zero coupon and PIK bonds to the extent consistent with the Series’ investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing a series to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We may invest in mortgage-backed securities, CMOs, and REMICs. We take into consideration the likelihood of prepayment when mortgages are selected. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

The Series is subject to transaction costs risk to the extent that its objective and policies permit it to invest, and it actually does invest, in foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Series.

Foreign government securities risk: Involves the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

Valuation risk: The risk that a less liquid secondary market as described above can make it more difficult to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series’ assets that can be allocated to privately placed high yield securities.

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series. Regulatory actions have also affected the high yield market. Similar actions in the future could reduce liquidity for high yield securities, reduce the number of new high yield securities being issued, and could make it more difficult for a series to attain its investment objective.

We evaluate the economic and political climate in the U.S. before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio managers had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to increase diversification, or to earn additional income.

Loans and other indebtedness risk: The risk that a series will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

These risks may not be completely eliminated, but we will attempt to reduce them through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.59% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Paul Grillo has primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Mr. Grillo regularly consults with Wen-Dar Chen, Thomas H. Chow, Roger A. Early, and Kevin P. Loome.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Wen-Dar Chen, Ph.D., Vice President, Portfolio Manager — International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for constructing global investment themes, international portfolio strategic asset allocation, and risk management. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004 as a senior international debt analyst, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers

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from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

J. David Hillmeyer, CFA, Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading
J. David Hillmeyer is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is head of investment grade corporate trading. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

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Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributor, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current Prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of

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excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

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Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Diversified Income Series
	Year ended
					12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.280	$10.980	$9.250	$10.220	$9.830
Income (loss) from investment operations:
Net investment income[1]	0.426	0.521	0.628	0.500	0.527
Net realized and unrealized gain (loss)	0.256	0.345	1.721	(0.926)	0.207
Total from investment operations	0.682	0.866	2.349	(0.426)	0.734
Less dividends and distributions from:
Net investment income	(0.475)	(0.539)	(0.619)	(0.405)	(0.318)
Net realized gain on investments	(0.467)	(0.027)	—	(0.139)	(0.026)
Total dividends and distributions	(0.942)	(0.566)	(0.619)	(0.544)	(0.344)
Net asset value, end of period	$11.020	$11.280	$10.980	$ 9.250	$10.220
Total return[2]	6.39%	8.06%	26.96%	(4.54% )	7.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$517,362	$659,032	$652,804	$542,074	$521,511
Ratio of expenses to average net assets	0.68% [3]	0.70% [3]	0.73%	0.73%	0.73%
Ratio of net investment income to average net assets	3.87% [3]	4.68% [3]	6.33%	5.16%	5.30%
Portfolio turnover	233%	237%	202%	244%	299%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3  The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPDIVST [12/11] DG3 17591 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Diversified Income Series	2

How we manage the Series	page 7
Our investment strategies	7
The securities in which the Series typically invests	9
The risks of investing in the Series	14
Disclosure of portfolio holdings information	20
Investment manager	20
Portfolio managers	20
Manager of managers structure	22
Who’s who	22

Important information about the Series	page 23
Share classes	23
Salesperson and life company compensation	23
Purchase and redemption of shares	23
Payments to intermediaries	23
Valuation of shares	24
Fair valuation	24
Frequent trading of Series shares	24
Dividends, distributions, and taxes	26
Certain management considerations	27

Financial highlights	page 28

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Diversified Income Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.59%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.09%
	Total annual series operating expenses	0.98%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee waivers
	and expense reimbursements	0.93%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 95
	3 years	$ 307
	5 years	$ 537
	10 years	$1,197

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 233% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series allocates its investments principally among the following four sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities (the 80% policy). The Series’ investment manager, Delaware Management Company (Manager or we), will determine how much of the Series to allocate to each of the four sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. We will periodically reallocate the Series’ assets, as deemed necessary.

The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series’ total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

The Series may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Series may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective.

The Series’ 80% policy described above may be changed without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk

The risk that a bond’s issuer will be unable to make timely payments of interest and principal. Investing in so-called “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies often borrow money to finance they operations, they may be adversely affected by rising interest rates.

Risk	Definition
Bank loans and other direct indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Valuation risk

The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of certain securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities. As a result, a series’ performance may be affected during periods when it is difficult to value portfolio securities.

Government and regulatory risk

The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.

HOW HAS THE DELAWARE VIP® DIVERSIFIED INCOME SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 10.74% for the quarter ended June 30, 2009 and its lowest quarterly return was -4.11% for the quarter ended September 30, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	Lifetime
Delaware VIP Diversified Income Series – Service Class	6.15%	8.18%	7.03%
(lifetime: 5/16/03-12/31/11)
Barclays Capital U.S. Aggregate Index	7.84%	6.50%	5.06%
(reflects no deduction for fees, expenses, or taxes) (lifetime: 5/30/03-12/31/11)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2000
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager — International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
J. David Hillmeyer, CFA	Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading	February 2011

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW WE MANAGE THE SERIES

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

The Series allocates its investments principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The relative proportion of the Series’ assets to be allocated among these sectors is described below:

U.S. investment grade sector

Under normal circumstances, there is no limit to the amount of the Series’ total assets that will be invested in the U.S. investment grade sector. In managing the Series’ assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

The investment grade sector of the Series’ assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Series within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

U.S. high yield sector

Under normal circumstances, between 5% and 50% of the Series’ total assets will be allocated to the U.S. high yield sector. We will invest the Series’ assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities.

The Series will invest in both rated and unrated bonds. The rated bonds that the Series may purchase in this sector will generally be rated BB or lower by Standard & Poor’s (S&P) and Ba or lower by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated bonds may be more speculative in nature than rated bonds.

International developed markets sector

Under normal circumstances, between 5% and 50% of the Series’ total assets will be invested, in the aggregate, in the international developed markets and emerging markets sectors. The international developed markets sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank,

and the Asian Development Bank. The international developed markets sector will be subject to certain risks, including, but not limited to, the risk that securities within this sector may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

Emerging markets sector

The Series may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. Investments in the emerging markets sector will, in the aggregate, be limited to no more than 15% of the Series’ total assets.

The Series may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Series may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Series will invest in both rated and unrated foreign securities.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. The Manager will limit non-U.S.-dollar-denominated securities to no more than 50% of the Series’ net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ Statement of Additional Information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Corporate bonds: Debt obligations issued by a corporation.

The Series may invest in bonds rated in one of the four highest rating categories for the Series’ U.S. investment grade sector, and we may invest in bonds rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO for the Series’ U.S. high yield sector and international developed markets sector.

High yield corporate bonds (junk bonds): Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO. High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.

The Series may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed the Series’ limit on illiquid securities. In addition, subject to certain quality and collateral limitations, we may invest up to 20% of the Series’ total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called “nonagency mortgage-backed securities.”

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Asset-backed securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Series may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

U.S. government securities: Direct U.S. obligations that include bills, notes and bonds, as well as other debt securities, issued by the U.S. Treasury, and securities of U.S. government agencies or instrumentalities. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

The Series may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with the Series’ investment objective and policies. These securities are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

Foreign government securities: Debts issued by a government other than the United States or by an agency, instrumentality or political subdivision of such government.	The fixed income securities in which the Series may invest include those issued by foreign governments.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.	Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 15% of its net assets in illiquid securities.

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Short-term debt instruments: These instruments include: (1) time deposits, certificates of deposit and bankers acceptances issued by U.S. banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper of the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) U.S. government securities; and (6) repurchase agreements collateralized by those instruments.

The Series may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in its principal investment securities. When investing all or a significant portion of the Series’ assets in these instruments, the Series may not be able to achieve its investment objective.

Time deposits: Nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

The Series will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 15% of the Series’ total assets.

Zero coupon and pay-in-kind bonds: Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind (PIK) bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including zero coupon bonds and PIK bonds consistent with its investment objective.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs. The Series will typically invest in ADRs that are actively traded in the United States.

In conjunction with the Series’ investments in foreign securities, it may also invest in sponsored and unsponsored EDRs and GDRs.

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

The Series may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Series’ cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. We may only enter into these transactions for hedging purposes if they are consistent with the Series’ investment objective and policies. We may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Series’ assets. In addition, we may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with the Series’ investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Forward Foreign currency transactions” below. To the extent that we sell or “write” put and call options, we will designate assets sufficient to “cover” these obligations and mark them to market daily.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a series receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a series receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a series receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

The Series may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to it on favorable terms. The Series may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Bank loans: Bank loans represent an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the Manager. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio managers forecast those movements, a series could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on securities that we believe can continue to provide returns over an extended time frame regardless of these interim market fluctuations. Generally, we do not try to predict overall market movements.

In evaluating the use of an index swap for the Series, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Series, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities. Investments in equity securities issued by small- and medium-size companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

The Series is subject to various interest rate risks depending upon its investment objectives and policies. We cannot eliminate this risk, but we do try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Series. We do not try to increase returns on the Series’ investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

By investing in swaps, the Series is subject to additional interest rate risk. Each business day, we will calculate the amount the Series must pay for any swaps it holds and will designate enough cash or other liquid securities to cover that amount.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.

Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

We carefully evaluate the financial situation of each entity whose bonds are held in the portfolio. We also tend to hold a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal. This is a substantial risk for the Series because it may invest up to 45% of net assets in fixed income securities rated below investment grade.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Series may hedge exposure to those currencies for defensive purposes.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Series, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non U.S. dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions. If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Series’ assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, and other relevant factors. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series’ total assets.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

The Series limits exposure to illiquid securities to no more than 15% of its net assets.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Futures contracts, options on futures contracts, forward contracts, and certain options risk: Used as investments for hedging and other nonspeculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a series’ hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment manager at a time when a series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

We may use certain options strategies or may use futures contracts and options on futures contracts. We will not enter into futures contracts and options thereon to the extent that more than 5% of the Series’ total assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Series’ total assets.

We may also use options and futures to gain exposure to a particular market segment without purchasing individual securities in the segment.

See also “Foreign risk” and “Currency risk” above.

Zero coupon and pay-in-kind (PIK) bonds: Generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, a series may not receive the cash associated with this income until the bonds are sold or mature. If a series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

We may invest in zero coupon and PIK bonds to the extent consistent with the Series’ investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing a series to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We may invest in mortgage-backed securities, CMOs, and REMICs. We take into consideration the likelihood of prepayment when mortgages are selected. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

The Series is subject to transaction costs risk to the extent that its objective and policies permit it to invest, and it actually does invest, in foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Series.

Foreign government securities risk: Involves the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

Valuation risk: The risk that a less liquid secondary market as described above can make it more difficult to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series’ assets that can be allocated to privately placed high yield securities.

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series. Regulatory actions have also affected the high yield market. Similar actions in the future could reduce liquidity for high yield securities, reduce the number of new high yield securities being issued, and could make it more difficult for a series to attain its investment objective.

We evaluate the economic and political climate in the U.S. before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio managers had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to increase diversification, or to earn additional income.

Loans and other indebtedness risk: The risk that a series will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

These risks may not be completely eliminated, but we will attempt to reduce them through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.59% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Paul Grillo has primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Mr. Grillo regularly consults with Wen-Dar Chen, Thomas H. Chow, Roger A. Early, and Kevin P. Loome.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Wen-Dar Chen, Ph.D., Vice President, Portfolio Manager — International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for constructing global investment themes, international portfolio strategic asset allocation, and risk management. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004 as a senior international debt analyst, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
 Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
 Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

J. David Hillmeyer, CFA, Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading
 J. David Hillmeyer is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is head of investment grade corporate trading. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current Prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Diversified Income Series
					Year ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.220	$10.920	$9.200	$10.180	$9.790
Income (loss) from investment operations:
Net investment income[1]	0.396	0.491	0.603	0.476	0.502
Net realized and unrealized gain (loss)	0.258	0.351	1.712	(0.937)	0.209
Total from investment operations	0.654	0.842	2.315	(0.461)	0.711
Less dividends and distributions from:
Net investment income	(0.447)	(0.515)	(0.595)	(0.380)	(0.295)
Net realized gain on investments	(0.467)	(0.027)	—	(0.139)	(0.026)
Total dividends and distributions	(0.914)	(0.542)	(0.595)	(0.519)	(0.321)
Net asset value, end of period	$10.960	$11.220	$10.920	$9.200	$10.180
Total return[2]	6.15%	7.87%	26.66%	(4.90% )	7.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,299,943	$1,100,754	$791,973	$431,062	$357,115
Ratio of expenses to average net assets	0.93% [3]	0.95% [3]	0.98%	0.98%	0.98%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.98%	1.00%	1.03%	1.03%	1.03%
Ratio of net investment income to average net assets	3.62% [3]	4.43% [3]	6.08%	4.91%	5.05%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.57%	4.38%	6.03%	4.86%	5.00%
Portfolio turnover	233%	237%	202%	244%	299%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPDIVSVC [12/11] DG3 17597 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Emerging Markets Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Emerging Markets Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	10
Disclosure of portfolio holdings information	13
Investment manager	13
Portfolio manager	14
Manager of managers structure	14
Who’s who	14

Important information about the Series	page 16
Share classes	16
Salesperson and life company compensation	16
Purchase and redemption of shares	16
Payments to intermediaries	16
Valuation of shares	17
Fair valuation	17
Frequent trading of Series shares	17
Dividends, distributions, and taxes	19
Certain management considerations	20

Financial highlights	page 21

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Emerging Markets Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Emerging Markets Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.24%
	Distribution and service (12b-1) fees	none
	Other expenses	0.15%
	Total annual series operating expenses	1.39%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 142
	3 years	$ 440
	5 years	$ 761
	10 years	$1,669

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 16% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Under normal market conditions, the Series will invest at least 65% of its total assets in equity securities of companies from countries considered to be emerging. The Series may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country.

Although the Series invests primarily in companies from countries considered to be emerging, the Series will also invest in companies that are not in emerging countries: (1) if the portfolio manager, believes that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio manager believes there are not satisfactory investment opportunities in emerging countries; and (3) if the portfolio manager believes there is the potential for significant benefit to the Series.

2

The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Series seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Series invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

The Series defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

Under normal circumstances, at least 80% of the Series’ net assets will be in investments of emerging market issuers (80% policy). The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Real estate industry risk

This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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Risk	Definition
Derivatives risk

Derivatives contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign government/supranational risk	The risk that a foreign government or government related issuer will fail to make timely payments on its external debt obligations.

HOW HAS THE DELAWARE VIP® EMERGING MARKETS SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 34.17% for the quarter ended June 30, 2009 and its lowest quarterly return was -28.06% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Emerging Markets Series – Standard Class	-19.78%	2.64%	16.02%
MSCI Emerging Markets Index (gross)	-18.17%	2.70%	14.19%
(reflects no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index (net)	-18.43%	2.40%	13.85%
(reflects no deduction for fees or expenses)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company (Manager), a series of Delaware Management Business Trust.

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	September 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common or ordinary stocks, preferred stocks, and securities convertible into common or ordinary stocks. The Series may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Series may invest in securities issued in any currency and may hold foreign currency. The Series invests primarily in equity securities of issuers from emerging foreign countries. These countries are generally recognized to be an emerging or developing country by the international financial community.

The Series’ portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Series seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Series invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

The Series defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series will invest in common stocks, some of which will be dividend-paying stocks.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through depositary receipts, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to identify the most efficient choice.

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

The Series may invest in securities issued in any currency and hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the euro.

Although we value the Series assets daily in U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. If and when we invest in forward foreign currency contracts, or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk. We may conduct the Series’ foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series’ current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to “lock-in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

The Series may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.
Corporate bonds: Debt obligations issued by U.S. or foreign corporations.	The Series may invest in corporate obligations issued by emerging country companies. These bonds may be high-risk, fixed income securities.
Foreign government securities: Debt obligations issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.

The Series may invest a portion of its assets in foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Real Estate Investment Trusts (REITS): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Series may invest up to 10% of its total net assets in REITs.
Equity linked securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

The Series may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Series’ limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Series’ limitation on investments in investment companies.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series may borrow money from banks to purchase investments for the Series, which is a form of leverage. If the Series borrows money to purchase securities and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not borrow money for investment purposes. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign governments, their agencies, instrumentalities, or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government or other high-quality, short-term instruments. We may also invest all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody’s or, if unrated, will be determined to be of comparable quality. To the extent it holds such instruments, the Series may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

The Series maintains a long-term investment approach and focus on stocks that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Series’ portfolio should be invested in any individual country, the Manager evaluates a variety of factors, including opportunities and risks relative to other countries. The Manager does not try to predict overall stock market movements and does not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.

Emerging markets risk: The risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging markets risk when investing internationally. The Manager cannot eliminate emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Political risk: The risk that countries or the entire region where a series invests may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

The Manager evaluates the political situations in the countries where the Series invests and takes into account any potential risks before it selects securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The portfolio manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the portfolio manager emphasizes company visits. The portfolio manager believes this will help him to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.
Small company risk: The risk that prices of smaller companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.	To the extent the Series invests in small companies, it is subject to this risk. The portfolio manager attempts to reduce this risk by diversifying investments.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

The Series is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Series.
Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.	The Series is generally less affected by interest rate risk than other risks because it typically holds small amounts of fixed income securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Foreign government and supranational securities risk: The risk that relates to the ability of a foreign government or government related issuer to make timely payments on its external debt obligations.

This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

The Series is subject to this risk with respect to its debt investments and will attempt to limit this risk by performing credit analysis on the issuer of each security purchased. The Series also will attempt to reduce this risk by limiting the portion of net assets that may be invested in these securities.

The Manager also compares the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed income investments.

Real estate industry risk: The risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.

To the extent the Series invests in REITs, it is subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Series.

Derivatives risk: The risk is the possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

The Series will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Series will not use derivatives for reasons inconsistent with its investment objectives. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

Liquidity risk: The risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits the percentage of its assets that can be invested in illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the country or countries in which the Series may invest before selecting securities. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 1.24% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Prior to September 25, 2006, Mondrian Investment Partners Limited, formerly known as Delaware International Advisers, Ltd., served as sub-advisor to Delaware VIP® Emerging Markets Series; however, beginning on September 25, 2006, the Manager became responsible for the day-to-day management of the Series.

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Portfolio manager

Liu-Er Chen has primary responsibility for making day-to-day investment decisions for the Delaware VIP Emerging Markets Series. Mr. Chen has managed the Series since September 25, 2006.

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

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Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of

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excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

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This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Emerging Markets Series
				Year ended
					12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.190	$18.870	$11.290	$27.840	$22.240
Income (loss) from investment operations:
Net investment income[1]	0.228	0.352	0.152	0.282	0.267
Net realized and unrealized gain (loss)	(4.526)	3.115	8.173	(12.865)	7.564
Total from investment operations	(4.298)	3.467	8.325	(12.583)	7.831
Less dividends and distributions from:
Net investment income	(0.382)	(0.147)	(0.181)	(0.355)	(0.419)
Net realized gain on investments	—	—	(0.564)	(3.612)	(1.812)
Total dividends and distributions	(0.382)	(0.147)	(0.745)	(3.967)	(2.231)
Net asset value, end of period	$17.510	$22.190	$18.870	$11.290	$27.840
Total return[2]	(19.78% )	18.49%	78.11%	(51.56% )	38.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,142	$266,238	$245,149	$159,025	$346,779
Ratio of expenses to average net assets	1.39%	1.40%	1.39%	1.41%	1.47%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.39%	1.40%	1.41%	1.41%	1.48%
Ratio of net investment income to average net assets	1.11%	1.84%	1.07%	1.48%	1.09%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.11%	1.84%	1.05%	1.48%	1.08%
Portfolio turnover	16%	21%	28%	42%	92%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162 PR-VIPEMST [12/11] DG3 17599 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Emerging Markets Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP® Emerging Markets Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	10
Disclosure of portfolio holdings information	13
Investment manager	13
Portfolio manager	14
Manager of managers structure	14
Who’s who	14

Important information about the Series	page 15
Share classes	15
Salesperson and life company compensation	15
Purchase and redemption of shares	15
Payments to intermediaries	16
Valuation of shares	16
Fair valuation	16
Frequent trading of Series shares	17
Dividends, distributions, and taxes	19
Certain management considerations	19

Financial highlights	page 20

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Emerging Markets Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Emerging Markets Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.24%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.15%
	Total annual series operating expenses	1.69%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee waivers
	and expense reimbursements	1.64%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 167
	3 years	$ 528
	5 years	$ 913
	10 years	$1,994

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 16% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Under normal market conditions, the Series will invest at least 65% of its total assets in equity securities of companies from countries considered to be emerging. The Series may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country.

Although the Series invests primarily in companies from countries considered to be emerging, the Series will also invest in companies that are not in emerging countries: (1) if the portfolio manager believes that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio manager believes there are not satisfactory investment opportunities in emerging countries; and (3) if the portfolio manager believes there is the potential for significant benefit to the Series.

The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Series seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Series invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

The Series defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

Under normal circumstances, at least 80% of the Series’ net assets will be in investments of emerging market issuers (80% policy). The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

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Risk	Definition
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Real estate industry risk
This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk
Derivatives contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign government/ supranational risk	The risk that a foreign government or government related issuer will fail to make timely payments on its external debt obligations.

HOW HAS THE DELAWARE VIP® EMERGING MARKETS SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 34.04% for the quarter ended June 30, 2009 and its lowest quarterly return was -28.13% for the quarter ended December 31, 2008.

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Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP® Emerging Markets Series – Service Class	-20.00%	2.37%	15.74%
MSCI Emerging Markets Index (gross)	-18.17%	2.70%	14.19%
(reflects no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index (net)	-18.43%	2.40%	13.85%
(reflects no deduction for fees or expenses)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company (Manager), a series of Delaware Management Business Trust.

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	September 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common or ordinary stocks, preferred stocks, and securities convertible into common or ordinary stocks. The Series may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Series may invest in securities issued in any currency and may hold foreign currency. The Series invests primarily in equity securities of issuers from emerging foreign countries. These countries are generally recognized to be an emerging or developing country by the international financial community.

The Series’ portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Series seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Series invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

The Series defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series will invest in common stocks, some of which will be dividend-paying stocks.
American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through depositary receipts, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to identify the most efficient choice.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

The Series may invest in securities issued in any currency and hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the euro.

Although we value the Series assets daily in U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. If and when we invest in forward foreign currency contracts, or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk. We may conduct the Series’ foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series’ current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to “lock-in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes.

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

The Series may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.
The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
The Series may invest up to 10% of its net assets in illiquid securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Corporate bonds: Debt obligations issued by U.S. or foreign corporations.	The Series may invest in corporate obligations issued by emerging country companies. These bonds may be high-risk, fixed income securities.
Foreign government securities: Debt obligations issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.
The Series may invest a portion of its assets in foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Real Estate Investment Trusts (REITS): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
The Series may invest up to 10% of its total net assets in REITs.
Equity linked securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.
The Series may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Series’ limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Series’ limitation on investments in investment companies.

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Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series may borrow money from banks to purchase investments for the Series, which is a form of leverage. If the Series borrows money to purchase securities and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not borrow money for investment purposes. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign governments, their agencies, instrumentalities, or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government or other high-quality, short-term instruments. We may also invest all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody’s or, if unrated, will be determined to be of comparable quality. To the extent it holds such instruments, the Series may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them
Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

The Series maintains a long-term investment approach and focus on stocks that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Series’ portfolio should be invested in any individual country, the Manager evaluates a variety of factors, including opportunities and risks relative to other countries. The Manager does not try to predict overall stock market movements and does not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.
Emerging markets risk: The risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging markets risk when investing internationally. The Manager cannot eliminate emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Political risk: The risk that countries or the entire region where a series invests may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

The Manager evaluates the political situations in the countries where the Series invests and takes into account any potential risks before it selects securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The portfolio manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the portfolio manager emphasizes company visits. The portfolio manager believes this will help him to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.
Small company risk: The risk that prices of smaller companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.	To the extent the Series invests in small companies, it is subject to this risk. The portfolio manager attempts to reduce this risk by diversifying investments.
Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.
The Series is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Series.
Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.	The Series is generally less affected by interest rate risk than other risks because it typically holds small amounts of fixed income securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Foreign government and supranational securities risk: The risk that relates to the ability of a foreign government or government related issuer to make timely payments on its external debt obligations.

This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

The Series is subject to this risk with respect to its debt investments and will attempt to limit this risk by performing credit analysis on the issuer of each security purchased. The Series also will attempt to reduce this risk by limiting the portion of net assets that may be invested in these securities.

The Manager also compares the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed income investments.

Real estate industry risk: The risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.
To the extent the Series invests in REITs, it is subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Series.
Derivatives risk: The risk is the possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

The Series will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Series will not use derivatives for reasons inconsistent with its investment objectives. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

Liquidity risk: The risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits the percentage of its assets that can be invested in illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Counterparty risk: The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the country or countries in which the Series may invest before selecting securities. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 1.24% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Prior to September 25, 2006, Mondrian Investment Partners Limited, formerly known as Delaware International Advisers, Ltd., served as sub-advisor to Delaware VIP® Emerging Markets Series; however, beginning on September 25, 2006, the Manager became responsible for the day-to-day management of the Series.

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Portfolio manager

Liu-Er Chen has primary responsibility for making day-to-day investment decisions for the Delaware VIP Emerging Markets Series. Mr. Chen has managed the Series since September 25, 2006.

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
 Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

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Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

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Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

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The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

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Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

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You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Emerging Markets Series
	Year ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.130	$18.830	$11.250	$27.750	$22.180
Income (loss) from investment operations:
Net investment income[1]	0.174	0.304	0.117	0.235	0.205
Net realized and unrealized gain (loss)	(4.520)	3.108	8.160	(12.829)	7.548
Total from investment operations	(4.346)	3.412	8.277	(12.594)	7.753
Less dividends and distributions from:
Net investment income	(0.334)	(0.112)	(0.133)	(0.294)	(0.371)
Net realized gain on investments	—	—	(0.564)	(3.612)	(1.812)
Total dividends and distributions	(0.334)	(0.112)	(0.697)	(3.906)	(2.183)
Net asset value, end of period	$17.450	$22.130	$18.830	$11.250	$27.750
Total return[2]	(20.00% )	18.21%	77.67%	(51.68% )	38.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$345,392	$360,118	$266,768	$166,008	$313,510
Ratio of expenses to average net assets	1.64%	1.65%	1.64%	1.66%	1.72%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.69%	1.70%	1.71%	1.71%	1.78%
Ratio of net investment income to average net assets	0.86%	1.59%	0.82%	1.23%	0.84%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.81%	1.54%	0.75%	1.18%	0.78%
Portfolio turnover	16%	21%	28%	42%	92%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPEMSVC [12/11] DG3 17598 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Smid Cap Growth Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	7
The risks of investing in the Series	9
Disclosure of portfolio holdings information	12
Investment manager	12
Portfolio managers	12
Manager of managers structure	13
Who’s who	13

Important information about the Series	page 14
Share classes	14
Salesperson and life company compensation	14
Purchase and redemption of shares	14
Payments to intermediaries	14
Valuation of shares	15
Fair valuation	15
Frequent trading of Series shares	15
Dividends, distributions, and taxes	17
Certain management considerations	18

Financial highlights	page 19

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Smid Cap Growth Series

As of February 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to February 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Smid Cap Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.08%
	Total annual series operating expenses	0.83%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 85
	3 years	$ 265
	5 years	$ 460
	10 years	$1,025

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 19% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. The Manager generally focuses on small- to mid-sized companies. The Manager will generally consider small- to mid-sized companies to be companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index. As of the latest reconstitution on June 24, 2011, the average market capitalization of a company in the Russell 2500 Growth Index was approximately $1.411 billion and the median market capitalization was approximately $843 million. At that time, the index had a total market capitalization range of approximately $31 million to $7.475 billion.

Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% policy). The Series’ 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, the Manager seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. The Manager also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give the Manager insight into the outlook for a company, helping it identify companies poised for sustainable free cash flow growth. The Manager believes that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of stocks risk

The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner

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Risk	Definition
Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the Manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

HOW HAS THE DELAWARE VIP® SMID CAP GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

As of January 21, 2010, the Series transitioned to invest primarily in common stocks of small- to medium-sized, growth-oriented companies whose total market capitalization at the time of investment is within the range of the Russell 2500 Growth Index. Prior to that time, the Series invested primarily in stocks of medium-sized companies whose total market capitalization at the time of investment was within the range of the Russell Midcap® Growth Index. The returns reflected in the bar chart may not be indicative of future performance.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 19.56% for the quarter ended June 30, 2003 and its lowest quarterly return was -25.96% for the quarter ended December 31, 2008.

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Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP® Smid Cap Growth Series – Standard Class	8.13%	7.56%	7.34%
Russell 2500 Growth Index
(reflects no deduction for fees, expenses, or taxes)	-1.57%	2.88%	5.22%

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objectives.

Delaware VIP® Smid Cap Growth Series seeks long-term capital appreciation. The Series invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom-up approach, we look for companies that:

  have large end market potential, dominant business models and strong free cash flow generation;
  demonstrate operational efficiencies;
  have planned well for capital allocation; and
  have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

  management changes;
  new products;
  structural changes in the economy; or
  corporate restructurings and turnaround situations.

The Series generally holds 25 to 30 stocks, although from time to time the Series may hold fewer or more names depending on our assessment of the investment opportunities available. We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

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The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. It may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of its current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to “lock in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes. Despite the ability to utilize foreign currency transactions as described above, the Series does not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. In the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market, and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Futures and options: Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If we have stocks that have unrealized gains because of past appreciation, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment.

We might use this approach if we had excess cash that we wanted to invest quickly. We might use covered call options if we believe that doing so would help the Series to meet its investment objective.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that securities or industries in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Limited number of stocks risk: The possibility that a single security’s increase or decrease in value may have a greater impact on the Series’ value and total return because the Series may hold larger positions in fewer securities than other series.

We maintain a diversified portfolio representing a number of different industries, which helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

Small company risk: The risk that prices of small- and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines. Small company risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

The Series may invest in small- and medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, we seek a well-diversified portfolio, select stocks carefully, and monitor them frequently.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations through ADRs. We do not presently intend to invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest in emerging market securities. Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Political risk: The risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

The Manager evaluates the political situations in the countries where the Series invests and takes into account any potential risks before we select securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a preset price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The Manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions.

The Series is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Series.
Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series may invest up to 10% of its net assets in illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, a series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.75% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Series. Messrs. Bonavico and Broad assumed responsibility for the Series in January 2010.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

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Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

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Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

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This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Smid Cap Growth Series
	Year ended
							12/31
Standard Class	2011	2010		2009		2008	2007
Net asset value, beginning of period	$22.220	$16.300		$11.210		$21.360	$18.910
Income (loss) from investment operations:
Net investment income (loss) [1]	0.058	0.786		(0.023)		(0.047)	(0.050)
Net realized and unrealized gain (loss)	1.808	5.134		5.113		(7.975)	2.500
Total from investment operations	1.866	5.920		5.090		(8.022)	2.450
Less dividends and distributions from:
Net investment income	(0.232)	—		—		—	—
Net realized gain on investments	(0.664)	—		—		(2.128)	—
Total dividends and distributions	(0.896)	—		—		(2.128)	—
Net asset value, end of period	$23.190	$22.220		$16.300		$ 11.210	$ 21.360
Total return[2]	8.13%	36.32%		45.41%		(40.55% )	12.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,798	$324,450		$20,208		$15,173	$31,945
Ratio of expenses to average net assets	0.83% [3]	0.89%	[3]	1.07%		0.97%	0.90%
Ratio of net investment income (loss) to average net assets	0.24% [3]	3.87%	[3]	(0.18%	)	(0.29% )	(0.24%	)
Portfolio turnover	19%	37%		95%		101%	91%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPSCGST [12/11] DG3 17601 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Smid Cap Growth Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	7
The risks of investing in the Series	10
Disclosure of portfolio holdings information	13
Investment manager	13
Portfolio managers	13
Manager of managers structure	14
Who’s who	14

Important information about the Series	page 15
Share classes	15
Salesperson and life company compensation	15
Purchase and redemption of shares	15
Payments to intermediaries	15
Valuation of shares	16
Fair valuation	16
Frequent trading of Series shares	17
Dividends, distributions, and taxes	19
Certain management considerations	19

Financial highlights	page 20

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Smid Cap Growth Series

As of February 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to February 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Smid Cap Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.08%
	Total annual series operating expenses	1.13%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee
	waivers and expense reimbursements	1.08%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of the Series’ average daily net assets from February 27, 2012 through April 30, 2013 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 110
	3 years	$ 354
	5 years	$ 617
	10 years	$1,370

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PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 19% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. The Manager generally focuses on small- to mid-sized companies. The Manager will generally consider small- to mid-sized companies to be companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index. As of the latest reconstitution on June 24, 2011, the average market capitalization of a company in the Russell 2500 Growth Index was approximately $1.411 billion and the median market capitalization was approximately $843 million. At that time, the Index had a total market capitalization range of approximately $31 million to $7.475 billion.

Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% policy). The Series’ 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, the Manager seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. The Manager also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give the Manager insight into the outlook for a company, helping it identify companies poised for sustainable free cash flow growth. The Manager believes that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of stocks risk

The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

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Risk	Definition
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner
Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the Manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

HOW HAS THE DELAWARE VIP® SMID CAP GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

As of January 21, 2010, the Series transitioned to invest primarily in common stocks of small- to medium-sized, growth-oriented companies whose total market capitalization at the time of investment is within the range of the Russell 2500 Growth Index. Prior to that time, the Series invested primarily in stocks of medium-sized companies whose total market capitalization at the time of investment was within the range of the Russell Midcap® Growth Index. The returns reflected in the bar chart may not be indicative of future performance.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 19.43% for the quarter ended June 30, 2003 and its lowest quarterly return was -26.03% for the quarter ended December 31, 2008.

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Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP® Smid Cap Growth Series – Service Class	7.90%	7.31%	7.10%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)	-1.57%	2.88%	5.22%

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objectives.

Delaware VIP® Smid Cap Growth Series seeks long-term capital appreciation. The Series invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom-up approach, we look for companies that:

  have large end market potential, dominant business models and strong free cash flow generation;
  demonstrate operational efficiencies;
  have planned well for capital allocation; and
  have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

  management changes;
  new products;
  structural changes in the economy; or
  corporate restructurings and turnaround situations.

The Series generally holds 25 to 30 stocks, although from time to time the Series may hold fewer or more names depending on our assessment of the investment opportunities available. We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

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The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. It may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of its current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to “lock in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes. Despite the ability to utilize foreign currency transactions as described above, the Series does not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. In the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market, and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Futures and options: Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If we have stocks that have unrealized gains because of past appreciation, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment.

We might use this approach if we had excess cash that we wanted to invest quickly. We might use covered call options if we believe that doing so would help the Series to meet its investment objective.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that securities or industries in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.

Limited number of stocks risk: The possibility that a single security’s increase or decrease in value may have a greater impact on the Series’ value and total return because the Series may hold larger positions in fewer securities than other series.

We maintain a diversified portfolio representing a number of different industries, which helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

Small company risk: The risk that prices of small- and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines. Small company risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

The Series may invest in small- and medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, we seek a well-diversified portfolio, select stocks carefully, and monitor them frequently.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations through ADRs. We do not presently intend to invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest in emerging market securities. Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk: The risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

The Manager evaluates the political situations in the countries where the Series invests and takes into account any potential risks before we select securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a preset price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The Manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions.

The Series is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Series.
Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series may invest up to 10% of its net assets in illiquid securities.

Counterparty risk: If a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, a series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.75% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Series. Messrs. Bonavico and Broad assumed responsibility for the Series in January 2010.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%

* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from February 27, 2012 through April 30, 2013 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

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Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

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Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

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Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Smid Cap Growth Series
							Year ended
								12/31
Service Class	2011		2010		2009		2008	2007
Net asset value, beginning of period	$21.650		$15.920		$10.970		$21.010	$18.640
Income (loss) from investment operations:
Net investment income (loss) [1]	(0.002)		0.715		(0.056)		(0.087)	(0.101)
Net realized and unrealized gain (loss)	1.770		5.015		5.006		(7.825)	2.471
Total from investment operations	1.768		5.730		4.950		(7.912)	2.370
Less dividends and distributions from:
Net investment income	(0.184)		—		—		—	—
Net realized gain on investments	(0.664)		—		—		(2.128)	—
Total dividends and distributions	(0.848)		—		—		(2.128)	—
Net asset value, end of period	$22.570		$21.650		$15.920		$10.970	$21.010
Total return[2]	7.90%		35.99%		45.12%		(40.71% )	12.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,991		$116,699		$7,953		$6,102	$12,072
Ratio of expenses to average net assets	1.08%	[3]	1.14%	[3]	1.32%		1.22%	1.15%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.13%		1.19%		1.37%		1.27%	1.20%
Ratio of net investment income (loss) to average net assets	(0.01%	) [3]	3.62%	[3]	(0.43%	)	(0.54% )	(0.49%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.06%	)	3.57%		(0.48%	)	(0.59% )	(0.54%	)
Portfolio turnover	19%		37%		95%		101%	91%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
3  The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPSCGSVC [12/11] DG3 17600 (4/12)

DELAWARE VIP® TRUST

Delaware VIP High Yield Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP High Yield Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	7
The risks of investing in the Series	9
Disclosure of portfolio holdings information	14
Investment manager	14
Portfolio managers	14
Manager of managers structure	15
Who’s who	15

Important information about the Series	page 16
Share classes	16
Salesperson and life company compensation	16
Purchase and redemption of shares	16
Payments to intermediaries	16
Valuation of shares	17
Fair valuation	17
Frequent trading of Series shares	17
Dividends, distributions, and taxes	19
Certain management considerations	20

Financial highlights	page 21

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® High Yield Series

WHAT ARE THE SERIES’ INVESTMENT OBJECTIVES?
Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income.

WHAT ARE THE SERIES’ FEES AND EXPENSES?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	none
	Other expenses	0.09%
	Total annual series operating expenses	0.74%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 76
	3 years	$237
	5 years	$411
	10 years	$918

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 78% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series will invest primarily in corporate bonds rated BBB- or lower by Standard & Poor’s (S&P), Baa3 or lower by Moody’s Investors Services, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds that the Series’ investment manager, Delaware Management Company (Manager or we), judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. The Series may invest up to 25% of its total assets in foreign securities. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

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Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BBB- or lower by S&P, Baa3 or lower by Moody’s, or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

High yield junk bond risk

The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.
Derivatives risk

Derivatives may involve additional expenses and are subject to the risk that a swap agreement, security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

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Risk	Definition
Valuation risk	The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of the certain securities in its portfolio.
Redemption risk

If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement, may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

HOW HAS THE DELAWARE VIP® HIGH YIELD SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 18.50% for the quarter ended June 30, 2009 and its lowest quarterly return was -16.87% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP High Yield Series – Standard Class	2.38%	6.51%	9.11%
BofA Merrill Lynch U.S. High Yield Constrained Index	4.37%	7.55%	8.74%
(reflects no deduction for fees, expenses, or taxes)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
Chuck M. Devereux	Senior Vice President, Director of Credit Research	May 2007

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series.

We invest primarily in fixed income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series’ net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Series may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

Before selecting high yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond’s payments.

We maintain a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series’ investment objectives are nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

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The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s or similarly rated by another NRSRO. These securities, also known as “junk bonds,” are considered to be of poor standing and predominantly speculative, and are issued by corporations that may have difficultly repaying principal and interest.

The Series may invest without limit in high yield corporate bonds and up to 15% of its net assets in defaulted bonds.

U.S. government securities: Direct U.S. obligations including bills, notes, bonds, and other debt securities issued by the U.S. Treasury or securities of U.S. government agencies or instrumentalities that are backed by the full faith and credit of the United States.

The Series may invest without limit in U.S. government securities. However, they will typically be a small percentage of the portfolio because they generally do not offer as high a level of current income as high yield corporate bonds.

Foreign corporate or government securities: Foreign corporate and government securities are debt obligations issued by a foreign corporation and securities issued by foreign governments.

A supranational entity is an entity established or financially supported by the national governments of one or more countries. The International Bank for Reconstruction and Development (more commonly known as the “World Bank”) is one example of a supranational entity.

The Series may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries, including both established countries and those with emerging markets.

Zero coupon bonds and payment-in-kind (PIK) bonds: Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a price lower than their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including in zero coupon bonds and PIK bonds, consistent with its investment objective. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Equity securities: Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

The Series may invest in equity securities. Generally, the Manager will invest less than 5% of the Series’ total assets in these securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Credit default swap agreements: In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Credit default swaps may be considered to be illiquid.

The Series may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Bank loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 15% of its net assets in illiquid securities.

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Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover It is possible that the Series’ annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on bonds that we believe will continue to pay interest regardless of interim market fluctuations. We do not try to predict overall bond market or interest rate movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities. Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

The Series is subject to various interest rate risks based upon its investment objectives and policies. The Manager cannot eliminate this risk, but we do try to address it by monitoring economic conditions.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Credit risk: The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payment on the junk bonds.

Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation will be uncertain. A series also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

The Manager employs a careful, credit-oriented bond selection approach. The Series also holds a diversified selection of high-yield bonds that is designed to manage this risk.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Series’ NAV.

We will not purchase more than 15% of the Series’ total assets in bonds which, at the time of purchase, are rated CCC by S&P or Caa by Moody’s or, if unrated, are of equivalent quality. If a bond held by the Series drops below this level or goes into default, the Series will begin to sell the security in an orderly manner, striving to minimize any adverse affect on the Series.

Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio managers had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Series without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Recession risk: Although the market for high yield bonds existed through periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to finance highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

It is likely that protracted periods of economic uncertainty would cause an increase in volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in a series’ net asset value (NAV). In the past, uncertainty and volatility in the high yield market have resulted in volatility in a series’ NAV.

In striving to manage this risk, we allocate assets across a wide range of industry sectors. We may emphasize industries that have been less susceptible to economic cycles in the past, particularly if we believe that the economy may be entering into a period of slower growth.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

The Series may invest up to 25% of total assets in securities of issuers domiciled in foreign countries. When investing in these foreign securities, the Series may not invest more than two-thirds of that 25% amount in any combination of non-dollar denominated securities and emerging markets securities. We carefully evaluate the reward and risk associated with each foreign security that we consider.

Emerging markets risk: The risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest a portion of its assets in securities of issuers located in emerging markets. The Series cannot eliminate these risks but the Manager will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Series will limit its investments in emerging markets, in the aggregate, to no more than 5% of its net assets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Bank loans and other direct indebtedness risk: The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto a series amounts payable with respect to the loan and to enforce a series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a series.

These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions, such as mutual funds and certain financial institutions, which dominate it temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

A less liquid secondary market may have an adverse effect on the Series’ ability to dispose of particular issues, when necessary, to meet the Series’ liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.

We may invest only 15% of the Series’ net assets in illiquid securities.

Valuation risk: The risk that a less liquid secondary market as described above can make it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

Our privately placed high yield securities are particularly susceptible to the liquidity and valuation risks. We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the portfolio that can be allocated to privately placed high yield securities.

Government and regulatory risk: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Redemption risk: If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

Volatility in the high yield market could increase redemption risk. We strive to maintain a cash balance sufficient to meet any redemptions. We may also borrow money, if necessary, to meet redemptions.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Kevin P. Loome has primary responsibility for making day-to-day investment decisions for Delaware VIP® High Yield Series. Mr. Loome assumed primary responsibility for the Series in August 2007. When making decisions for the Series, Mr. Loome regularly consults with Chuck M. Devereux.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Chuck M. Devereux, Senior Vice President, Director of Credit Research
Chuck M. Devereux is the head of the firm’s taxable credit research department. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately

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$8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/ VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

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Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition,

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depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will

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consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

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Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

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Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® High Yield Series
	Year ended
					12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$ 6.040	$ 5.670	$ 4.140	$ 5.950	$ 6.200
Income (loss) from investment operations:
Net investment income[1]	0.468	0.484	0.488	0.430	0.464
Net realized and unrealized gain (loss)	(0.309)	0.349	1.414	(1.766)	(0.290)
Total from investment operations	0.159	0.833	1.902	(1.336)	0.174
Less dividends and distributions from:
Net investment income	(0.519)	(0.463)	(0.372)	(0.474)	(0.424)
Total dividends and distributions	(0.519)	(0.463)	(0.372)	(0.474)	(0.424)
Net asset value, end of period	$ 5.680	$ 6.040	$ 5.670	$ 4.140	$ 5.950
Total return[2]	2.38%	15.32%	48.97%	(24.17% )	2.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,636	$127,294	$154,761	$93,011	$132,667
Ratio of expenses to average net assets	0.74%	0.76%	0.76%	0.74%	0.75%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.74%	0.76%	0.77%	0.77%	0.75%
Ratio of net investment income to average net assets	8.02%	8.42%	10.01%	8.35%	7.66%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	8.02%	8.42%	10.00%	8.32%	7.66%
Portfolio turnover	78%	115%	123%	109%	143%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPHYST [12/11] DG3 17603 (4/12)

DELAWARE VIP® TRUST

Delaware VIP High Yield Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP High Yield Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	9
Disclosure of portfolio holdings information	14
Investment manager	14
Portfolio managers	14
Manager of managers structure	15
Who’s who	15

Important information about the Series	page 16
Share classes	16
Salesperson and life company compensation	16
Purchase and redemption of shares	16
Payments to intermediaries	16
Valuation of shares	17
Fair valuation	17
Frequent trading of Series shares	18
Dividends, distributions, and taxes	20
Certain management considerations	20

Financial highlights	page 21

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® High Yield Series

WHAT ARE THE SERIES’ INVESTMENT OBJECTIVES?

Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.09%
	Total annual series operating expenses	1.04%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses
	after fee waivers and expense reimbursements	0.99%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 101
	3 years	$ 326
	5 years	$ 569
	10 years	$1,266

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 78% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series will invest primarily in corporate bonds rated BBB- or lower by Standard & Poor’s (S&P), Baa3 or lower by Moody’s Investors Services, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds that the Series’ investment manager, Delaware Management Company (Manager or we), judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. The Series may invest up to 25% of its total assets in foreign securities. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BBB- or lower by S&P, Baa3 or lower by Moody’s or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

High yield junk bond risk

The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.
Derivatives risk

Derivatives may involve additional expenses and are subject to the risk that a swap agreement, security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

3

Risk	Definition
Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Valuation risk	The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of the certain securities in its portfolio.
Redemption risk

If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement, may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

HOW HAS THE DELAWARE VIP® HIGH YIELD SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 18.44% for the quarter ended June 30, 2009 and its lowest quarterly return was -16.90% for the quarter ended December 31, 2008.

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Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP® High Yield Series – Service Class	2.33%	6.26%	8.88%
BofA Merrill Lynch U.S. High Yield Constrained Index
(reflects no deduction for fees, expenses, or taxes)	4.37%	7.55%	8.74%

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
Chuck M. Devereux	Senior Vice President, Director of Credit Research	May 2007

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series.

We invest primarily in fixed income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series’ net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Series may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

Before selecting high yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond’s payments.

We maintain a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series’ investment objectives are nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO. These securities, also known as “junk bonds,” are considered to be of poor standing and predominantly speculative, and are issued by corporations that may have difficultly repaying principal and interest.

The Series may invest without limit in high yield corporate bonds and up to 15% of its net assets in defaulted bonds.

U.S. government securities: Direct U.S. obligations including bills, notes, bonds, and other debt securities issued by the U.S. Treasury or securities of U.S. government agencies or instrumentalities that are backed by the full faith and credit of the United States.

The Series may invest without limit in U.S. government securities. However, they will typically be a small percentage of the portfolio because they generally do not offer as high a level of current income as high yield corporate bonds.

6

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Foreign corporate or government securities: Foreign corporate and government securities are debt obligations issued by a foreign corporation and securities issued by foreign governments.

A supranational entity is an entity established or financially supported by the national governments of one or more countries. The International Bank for Reconstruction and Development (more commonly known as the “World Bank”) is one example of a supranational entity.

The Series may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries, including both established countries and those with emerging markets.

Zero coupon bonds and payment-in-kind (PIK) bonds: Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a price lower than their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including in zero coupon bonds and PIK bonds, consistent with its investment objective. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Equity securities: Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

The Series may invest in equity securities. Generally, the Manager will invest less than 5% of the Series’ total assets in these securities.

Credit default swap agreements: In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Credit default swaps may be considered to be illiquid.

The Series may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

7

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Bank loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 15% of its net assets in illiquid securities.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover

It is possible that the Series’ annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on bonds that we believe will continue to pay interest regardless of interim market fluctuations. We do not try to predict overall bond market or interest rate movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities. Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

The Series is subject to various interest rate risks based upon its investment objectives and policies. The Manager cannot eliminate this risk, but we do try to address it by monitoring economic conditions.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Credit risk: The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payment on the junk bonds.

Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation will be uncertain. A series also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

The Manager employs a careful, credit-oriented bond selection approach. The Series also holds a diversified selection of high-yield bonds that is designed to manage this risk.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Series’ NAV.

We will not purchase more than 15% of the Series’ total assets in bonds which, at the time of purchase, are rated CCC by S&P or Caa by Moody’s or, if unrated, are of equivalent quality. If a bond held by the Series drops below this level or goes into default, the Series will begin to sell the security in an orderly manner, striving to minimize any adverse affect on the Series.

Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio managers had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Series without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Recession risk: Although the market for high yield bonds existed through periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to finance highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

It is likely that protracted periods of economic uncertainty would cause an increase in volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in a series’ net asset value (NAV). In the past, uncertainty and volatility in the high yield market have resulted in volatility in a series’ NAV.

In striving to manage this risk, we allocate assets across a wide range of industry sectors. We may emphasize industries that have been less susceptible to economic cycles in the past, particularly if we believe that the economy may be entering into a period of slower growth.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

The Series may invest up to 25% of total assets in securities of issuers domiciled in foreign countries. When investing in these foreign securities, the Series may not invest more than two-thirds of that 25% amount in any combination of non-dollar denominated securities and emerging markets securities. We carefully evaluate the reward and risk associated with each foreign security that we consider.

Emerging markets risk: The risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest a portion of its assets in securities of issuers located in emerging markets. The Series cannot eliminate these risks but the Manager will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Series will limit its investments in emerging markets, in the aggregate, to no more than 5% of its net assets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Bank loans and other direct indebtedness risk: The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto a series amounts payable with respect to the loan and to enforce a series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a series.

These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions, such as mutual funds and certain financial institutions, which dominate it temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

A less liquid secondary market may have an adverse effect on the Series’ ability to dispose of particular issues, when necessary, to meet the Series’ liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.

We may invest only 15% of the Series’ net assets in illiquid securities.

Valuation risk: The risk that a less liquid secondary market as described above can make it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

Our privately placed high yield securities are particularly susceptible to the liquidity and valuation risks. We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the portfolio that can be allocated to privately placed high yield securities.

Government and regulatory risk: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Redemption risk: If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

Volatility in the high yield market could increase redemption risk. We strive to maintain a cash balance sufficient to meet any redemptions. We may also borrow money, if necessary, to meet redemptions.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Kevin P. Loome has primary responsibility for making day-to-day investment decisions for Delaware VIP® High Yield Series. Mr. Loome assumed primary responsibility for the Series in August 2007. When making decisions for the Series, Mr. Loome regularly consults with Chuck M. Devereux.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
 Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Chuck M. Devereux, Senior Vice President, Director of Credit Research
 Chuck M. Devereux is the head of the firm’s taxable credit research department. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president

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and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

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Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a

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qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

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The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may

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affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

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Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® High Yield Series
	Year ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.020	$5.660	$4.130	$5.930	$6.190
Income (loss) from investment operations:
Net investment income[1]	0.454	0.469	0.475	0.418	0.448
Net realized and unrealized gain (loss)	(0.299)	0.342	1.414	(1.759)	(0.299)
Total from investment operations	0.155	0.811	1.889	(1.341)	0.149
Less dividends and distributions from:
Net investment income	(0.505)	(0.451)	(0.359)	(0.459)	(0.409)
Total dividends and distributions	(0.505)	(0.451)	(0.359)	(0.459)	(0.409)
Net asset value, end of period	$5.670	$6.020	$5.660	$4.130	$5.930
Total return[2]	2.33%	14.91%	48.65%	(24.43% )	2.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$266,435	$343,403	$286,395	$178,579	$218,862
Ratio of expenses to average net assets	0.99%	1.01%	1.01%	0.99%	1.00%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.04%	1.06%	1.07%	1.07%	1.05%
Ratio of net investment income to average net assets	7.77%	8.17%	9.76%	8.10%	7.41%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	7.72%	8.12%	9.70%	8.02%	7.36%
Portfolio turnover	78%	115%	123%	109%	143%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPHYSVC [12/11] DG3 17602 (4/12)

DELAWARE VIP® TRUST

Delaware VIP International Value Equity Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP International Value Equity Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	7
The risks of investing in the Series	11
Disclosure of portfolio holdings information	13
Investment manager	13
Portfolio managers	13
Manager of managers structure	14
Who’s who	14

Important information about the Series	page 15
Share classes	15
Salesperson and life company compensation	15
Purchase and redemption of shares	15
Payments to intermediaries	15
Valuation of shares	16
Fair valuation	16
Frequent trading of Series shares	17
Dividends, distributions, and taxes	19
Certain management considerations	19

Financial highlights	page 20

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® International Value Equity Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.85%
	Distribution and service (12b-1) fees	none
	Other expenses	0.23%
	Total annual series operating expenses	1.08%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 110
	3 years	$ 343
	5 years	$ 595
	10 years	$1,317

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 47% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Series will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Series may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Series will invest at least 80% of its assets in equity securities (80% policy). The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor.

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Series:

  Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

  The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market – such as the stock or bond market – will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, or inadequate or different regulatory and accounting standards.

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Risk	Definition
Interest rate risk	The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign government/supranational risk	The risk that a foreign government or government related issuer may be unable to make timely payments on its external debt obligations.

HOW HAS THE DELAWARE VIP® INTERNATIONAL VALUE EQUITY SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 23.10% for the quarter ended June 30, 2003 and its lowest quarterly return was -25.19% for the quarter ended September 30, 2011.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP International Value Equity Series – Standard Class	-14.43%	-4.97%	5.40%
MSCI EAFE Index (gross) (reflects no deduction for fees, expenses, or taxes)	-11.73%	-4.26%	5.12%
MSCI EAFE Index (net) (reflects no deduction for fees or expenses)	-12.14%	-4.72%	4.66%

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company (Manager), a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Edward A. “Ned” Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	May 2006
Todd A. Bassion, CFA	Vice President, Portfolio Manager	May 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Series seeks long-term growth without undue risk to principal. The Series’ portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team’s strategy would commonly be described as a value strategy. That is, the Series’ portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team’s philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The Portfolio management team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The portfolio management team’s philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The portfolio management team’s investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Series may purchase securities in any foreign country, developed or emerging. A representative list of the countries where the portfolio management team may invest includes: Australia, Brazil, Canada, China, Finland, France, Germany, Hong Kong, Italy, Japan, Luxembourg, the Netherlands, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Series may also invest in countries not listed here.

The Series’ portfolio management team generally maintains a long-term focus in the Series, seeking companies that it believes will perform well over the next three to five years.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

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The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series will invest in common stocks, some of which will be dividend-paying stocks.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through depositary receipts, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to identify the most efficient choice.

7

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Series’ assets daily in U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct the Series’ foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (that is, a “forward foreign currency” contract or “forward contract”). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series’ current security or currency holdings. The Series may enter into forward contracts to “lock-in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Series’ portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series’ securities denominated in such foreign currency.

The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series’ securities or other assets denominated in that currency.

8

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize gains or losses from currency transactions.

Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes. If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risks.

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

The Series may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment by a Series’ shareholder of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series may invest up to 10% of its net assets in illiquid securities.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

The Series may use repurchase agreements as short-term investments for its cash positions or for temporary defensive purposes. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises.

9

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series has stocks that have unrealized gains, it may want to protect those gains when it anticipates adverse conditions. It might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. It may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if it had excess cash that the Manager wanted to invest quickly. The Series may use covered call options if the Manager believes that doing so would help the Series to meet its investment objective. Use of these strategies can increase the operating costs of the Series and can lead to loss of principal. The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign governments, their agencies, instrumentalities, or political subdivisions; the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government; or other high-quality, short-term instruments. We may also invest all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by Standard & Poor’s, or Aa or better by Moody’s Investors Service, Inc. or, if unrated, will be determined to be of comparable quality. To the extent it holds such instruments, the Series may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

The Series maintains a long-term investment approach and focus on stocks that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Series’ portfolio should be invested in any individual country, the Manager evaluates a variety of factors, including opportunities and risks relative to other countries.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.

Political risk: The risk that countries or an entire region where a series invests may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

The portfolio managers evaluate the political situations in the countries where the Series invests and takes into account any potential risks before they select securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The portfolio managers may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a pre-set price on a future date, the portfolio managers may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the portfolio managers may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

To the extent that it invests in emerging markets, the Series is subject to this risk. Striving to manage this risk for the Series, the portfolio managers carefully screen securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging markets risk when investing internationally.

Information risk: The risk that foreign companies may be subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

We conduct fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of our worldwide research process, we emphasize company visits. We believe this will help us to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions.

The Series is subject to this risk. The portfolio managers strive to monitor transaction costs and to choose an efficient trading strategy for the Series.
Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.	The Series is generally less affected by interest rate risk than other risks because it typically holds small amounts of fixed income securities.
Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits the percentage of its assets that can be invested in illiquid securities.

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the country or countries in which the Series may invest before selecting securities. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee, net of fee waivers, of 0.82% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Edward A. “Ned” Gray and Todd A. Bassion have primary responsibility for making day-to-day investment decisions for the Series.

Edward A. “Ned” Gray, CFA, Senior Vice President, Chief Investment Officer – Global and International Value Equity
Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray served as a senior

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investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA, Vice President, Portfolio Manager
 Todd Bassion has worked with the Global and International Value Equity team for more than 10 years. He co-manages the Global and International Value products and takes a lead role in generating and researching new companies for the portfolios. His official sector coverage includes consumer staples, consumer discretionary, healthcare, and telecommunications. Prior to joining Delaware Investments in June 2005 as a senior analyst, Bassion worked with the team as a senior equity analyst at Arborway Capital and Thomas Weisel Partners, and as a research associate at ValueQuest/TA. Bassion earned a bachelor’s degree in economics, magna cum laude, with an emphasis on business from Colorado College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

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Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

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Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

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Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

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Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® International Value Equity Series
	Year ended
	12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.610	$9.920	$7.640	$14.700	$23.100
Income (loss) from investment operations:
Net investment income[1]	0.243	0.155	0.216	0.306	0.273
Net realized and unrealized gain (loss)	(1.745)	0.903	2.324	(6.103)	0.858
Total from investment operations	(1.502)	1.058	2.540	(5.797)	1.131
Less dividends and distributions from:
Net investment income	(0.128)	(0.368)	(0.260)	(0.271)	(0.508)
Net realized gain on investments	—	—	—	(0.992)	(9.023)
Total dividends and distributions	(0.128)	(0.368)	(0.260)	(1.263)	(9.531)
Net asset value, end of period	$8.980	$10.610	$9.920	$7.640	$14.700
Total return[2]	(14.43% )	10.92%	34.73%	(42.42% )	5.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,036	$56,941	$105,999	$73,712	$153,691
Ratio of expenses to average net assets	1.05%	1.07%	1.00%	1.04%	0.99%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.08%	1.07%	1.03%	1.05%	0.99%
Ratio of net investment income to average net assets	2.32%	1.60%	2.60%	2.79%	1.66%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.29%	1.60%	2.57%	2.78%	1.66%
Portfolio turnover	47%	40%	37%	35%	21%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162 PR-VIPIVEST [12/11] DG3 17605 (4/12)

DELAWARE VIP® TRUST

Delaware VIP International Value Equity Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP International Value Equity Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	7
The risks of investing in the Series	11
Disclosure of portfolio holdings information	13
Investment manager	13
Portfolio managers	13
Manager of managers structure	14
Who’s who	14

Important information about the Series	page 15
Share classes	15
Salesperson and life company compensation	15
Purchase and redemption of shares	15
Payments to intermediaries	15
Valuation of shares	16
Fair valuation	16
Frequent trading of Series shares	16
Dividends, distributions, and taxes	18
Certain management considerations	19

Financial highlights	page 20

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® International Value Equity Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.85%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.23%
	Total annual series operating expenses	1.38%
	Fee waivers and expense reimbursements1	(0.05%	)
	Total annual series operating expenses after fee waivers
	and expense reimbursements	1.33%

1 The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 135
	3 years	$ 432
	5 years	$ 750
	10 years	$1,653

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 47% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Series will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Series may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Series will invest at least 80% of its assets in equity securities (80% policy). The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor.

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Series:

  Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

  The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market – such as the stock or bond market – will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, or inadequate or different regulatory and accounting standards.

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Risk	Definition
Interest rate risk	The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign government/ supranational risk	The risk that a foreign government or government related issuer may be unable to make timely payments on its external debt obligations.

HOW HAS THE DELAWARE VIP® INTERNATIONAL VALUE EQUITY SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 23.08% for the quarter ended June 30, 2003 and its lowest quarterly return was -25.22% for the quarter ended September 30, 2011.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP International Value Equity Series – Service Class	-14.62%	-5.20%	5.15%
MSCI EAFE Index (gross) (reflects no deduction for fees, expenses, or taxes)	-11.73%	-4.26%	5.12%
MSCI EAFE Index (net) (reflects no deduction for fees or expenses)	-12.14%	-4.72%	4.66%

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company (Manager), a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Edward A. “Ned” Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	May 2006
Todd A. Bassion, CFA	Vice President, Portfolio Manager	May 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

The Series seeks long-term growth without undue risk to principal. The Series’ portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team’s strategy would commonly be described as a value strategy. That is, the Series’ portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team’s philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The Portfolio management team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The portfolio management team’s philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The portfolio management team’s investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Series may purchase securities in any foreign country, developed or emerging. A representative list of the countries where the portfolio management team may invest includes: Australia, Brazil, Canada, China, Finland, France, Germany, Hong Kong, Italy, Japan, Luxembourg, the Netherlands, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Series may also invest in countries not listed here.

The Series’ portfolio management team generally maintains a long-term focus in the Series, seeking companies that it believes will perform well over the next three to five years.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

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The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	The Series will invest in common stocks, some of which will be dividend-paying stocks.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through depositary receipts, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to identify the most efficient choice.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Series’ assets daily in U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct the Series’ foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (that is, a “forward foreign currency” contract or “forward contract”). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series’ current security or currency holdings. The Series may enter into forward contracts to “lock-in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Series’ portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series’ securities denominated in such foreign currency.

The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series’ securities or other assets denominated in that currency.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize gains or losses from currency transactions.

Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes. If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risks.

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

The Series may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment by a Series’ shareholder of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series may invest up to 10% of its net assets in illiquid securities.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

The Series may use repurchase agreements as short-term investments for its cash positions or for temporary defensive purposes. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series has stocks that have unrealized gains, it may want to protect those gains when it anticipates adverse conditions. It might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. It may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if it had excess cash that the Manager wanted to invest quickly. The Series may use covered call options if the Manager believes that doing so would help the Series to meet its investment objective. Use of these strategies can increase the operating costs of the Series and can lead to loss of principal. The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign governments, their agencies, instrumentalities, or political subdivisions; the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government; or other high-quality, short-term instruments. We may also invest all or a substantial portion of the Series’ assets in high-quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by Standard & Poor’s, or Aa or better by Moody’s Investors Service, Inc. or, if unrated, will be determined to be of comparable quality. To the extent it holds such instruments, the Series may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

The Series maintains a long-term investment approach and focus on stocks that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of the Series’ portfolio should be invested in any individual country, the Manager evaluates a variety of factors, including opportunities and risks relative to other countries.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

The Series typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Series.

Political risk: The risk that countries or an entire region where a series invests may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

The portfolio managers evaluate the political situations in the countries where the Series invests and takes into account any potential risks before they select securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The portfolio managers may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a pre-set price on a future date, the portfolio managers may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the portfolio managers may also use foreign currency exchange contracts to “lock in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

To the extent that it invests in emerging markets, the Series is subject to this risk. Striving to manage this risk for the Series, the portfolio managers carefully screen securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer. However, there is no way to eliminate emerging markets risk when investing internationally.

Information risk: The risk that foreign companies may be subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

We conduct fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of our worldwide research process, we emphasize company visits. We believe this will help us to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk: The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions.

The Series is subject to this risk. The portfolio managers strive to monitor transaction costs and to choose an efficient trading strategy for the Series.
Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.	The Series is generally less affected by interest rate risk than other risks because it typically holds small amounts of fixed income securities.
Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits the percentage of its assets that can be invested in illiquid securities.

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the country or countries in which the Series may invest before selecting securities. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee, net of fee waivers, of 0.82% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Edward A. “Ned” Gray and Todd A. Bassion have primary responsibility for making day-to-day investment decisions for the Series.

Edward A. “Ned” Gray, CFA, Senior Vice President, Chief Investment Officer — Global and International Value Equity
Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

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Todd A. Bassion, CFA, Vice President, Portfolio Manager
 Todd Bassion has worked with the Global and International Value Equity team for more than 10 years. He co-manages the Global and International Value products and takes a lead role in generating and researching new companies for the portfolios. His official sector coverage includes consumer staples, consumer discretionary, healthcare, and telecommunications. Prior to joining Delaware Investments in June 2005 as a senior analyst, Bassion worked with the team as a senior equity analyst at Arborway Capital and Thomas Weisel Partners, and as a research associate at ValueQuest/TA. Bassion earned a bachelor’s degree in economics, magna cum laude, with an emphasis on business from Colorado College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review

15

carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

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Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

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Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

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Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® International Value Equity Series
Year ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.600	$9.910	$7.620	$14.660	$23.050
Income (loss) from investment operations:
Net investment income[1]	0.214	0.131	0.196	0.279	0.233
Net realized and unrealized gain (loss)	(1.740)	0.907	2.327	(6.096)	0.856
Total from investment operations	(1.526)	1.038	2.523	(5.817)	1.089
Less dividends and distributions from:
Net investment income	(0.104)	(0.348)	(0.233)	(0.231)	(0.456)
Net realized gain on investments	—	—	—	(0.992)	(9.023)
Total dividends and distributions	(0.104)	(0.348)	(0.233)	(1.223)	(9.479)
Net asset value, end of period	$8.970	$10.600	$9.910	$7.620	$14.660
Total return[2]	(14.62% )	10.71%	34.61%	(42.67% )	4.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17	$12	$10	$18	$180
Ratio of expenses to average net assets	1.30%	1.32%	1.25%	1.29%	1.24%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.38%	1.37%	1.33%	1.35%	1.29%
Ratio of net investment income to average net assets	2.07%	1.35%	2.35%	2.54%	1.41%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.99%	1.30%	2.27%	2.48%	1.36%
Portfolio turnover	47%	40%	37%	35%	21%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPIVESVC [12/11] DG3 17604 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Limited-Term Diversified Income Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Limited-Term Diversified Income Series	2

How we manage the Series	page 7
Our investment strategies	7
The securities in which the Series typically invests	8
The risks of investing in the Series	13
Disclosure of portfolio holdings information	18
Investment manager	18
Portfolio managers	18
Manager of managers structure	19
Who’s who	19

Important information about the Series	page 20
Share classes	20
Salesperson and life company compensation	20
Purchase and redemption of shares	20
Payments to intermediaries	20
Valuation of shares	21
Fair valuation	21
Frequent trading of Series shares	21
Dividends, distributions, and taxes	24
Certain management considerations	24

Financial highlights	page 25

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Limited-Term Diversified Income Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Limited-Term Diversified Income Series seeks maximum total return, consistent with reasonable risk.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.49%
	Distribution and service (12b-1) fees	none
	Other expenses	0.09%
	Total annual series operating expenses	0.58%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 59
	3 years	$186
	5 years	$324
	10 years	$726

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 432% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Series will invest at least 80% of its net assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s (S&P), Baa3 or higher by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Series will maintain an average effective duration from one to three years. The Series’ investment manager, Delaware Management Company (Manager or we), will determine how much of the Series’ assets to allocate among the different types of fixed income securities in which the Series may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

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The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Series may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities, which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). In general, the below-investment-grade securities that the Series may purchase in this sector will generally be rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another NRSRO.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series’ total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

The Series may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivative instruments to 20% of net assets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.

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Risk	Definition
High yield (junk bond) risk
The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A series may then have to reinvest that money at a lower interest rate.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Derivatives risk
Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Valuation risk	The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of the certain securities in its portfolio.
Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

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HOW HAS THE DELAWARE VIP® LIMITED-TERM DIVERSIFIED INCOME SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

On April 15, 2009, the Series’ investment objective, strategies and policies were changed to permit it to invest in a diversified portfolio of limited-term fixed income securities. These changes allow the Series to invest in a broader range of fixed income securities, including U.S. government securities and foreign government securities and corporate and high yield securities of domestic and foreign issuers.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 4.76% for the quarter ended June 30, 2009 and its lowest quarterly return was -2.32% for the quarter ended June 30, 2004.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Limited-Term Diversified Income Series – Standard Class	2.91%	4.78%	4.56%
Barclays Capital 1-3 Year Government/Credit Index	1.59%	3.99%	3.63%
(reflects no deduction for fees, expenses, or taxes)

5

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Brian McDonnell, CFA	Vice President, Portfolio Manager, Senior Structured Products Analyst, Trader	April 2012

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

HOW WE MANAGE THE SERIES

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. Securities in which the Series may invest may include, but are not limited to, the following:

  Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
  Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
  Investment grade and below investment grade corporate bonds;
  Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBSs), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
  Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
  Bank loans; and
  Short-term investments.

Under normal circumstances, the Series will invest at least 80% of its net assets in investment grade fixed income securities. The Series may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, non-government entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series maintains an average effective duration from one to three years.

The Series may also invest up to 20% of its net assets in below-investment-grade securities. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Series will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series’ total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Series may invest in sponsored and unsponsored American depositary receipts, European depositary receipts, or global depositary receipts. It may also invest in zero coupon bonds. Further, it may purchase shares of other investment companies.

The Series will invest in both rated and unrated foreign securities.

7

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objectives were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Direct U.S. Treasury obligations: Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.
The Series may invest without limit in U.S. Treasury securities, though they are typically not our largest holding because they generally do not offer as high a level of current income as other fixed income securities.

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and the GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

There is no limit on government-related mortgage-backed securities.

The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government-sponsored corporations.

The Series may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. government in any way. These include CMOs, REMICs, and CMBSs.

Asset-backed securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Series may invest in asset-backed securities rated in one of the four highest categories by an NRSRO.
Corporate debt: Debt obligations issued by a corporation.	The Series may invest in corporate bonds.
High yield corporate bonds: Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO. These securities, also known as “junk bonds,” are considered to be of poor standing and predominantly speculative and may be issued by companies that may have difficulty paying principal and interest.

Emphasis is typically on those rated BB or Ba by an NRSRO. The Series may invest up to 20% of its total assets in below-investment-grade securities.

We carefully evaluate an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

8

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity.

The Series may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Series’ net assets, which is the Series’ limit on investments in illiquid securities. In addition, subject to certain quality and collateral limitations, we may invest up to 20% of the Series’ total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, so called “non-agency” mortgage-backed securities.

Short-term debt investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1) – (4) above.

The Series may invest in these instruments either as a means to achieve the Series’ investment objective or, more commonly, as temporary defensive investments or pending investment in the Series’ principal investment securities. When investing all or a significant portion of the Series’ assets in these instruments, the Series may not be able to achieve its investment objective.

Foreign securities: Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.	The Series may invest up to 20% of its net assets in securities of foreign companies or governments.
Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Series’ assets daily in terms of U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

Bank loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. We perform our own independent credit analysis on each borrower and on the collateral securing each loan. We consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

9

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered to be derivative securities.

At times when we anticipate adverse conditions, we may want to protect gains on swap agreements or securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling swap agreement or security, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Series.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.
We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them.	We may invest up to 15% of the Series’ net assets in illiquid securities.

10

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a series receives payments from another party based on a variable or floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a series receives gains or incurs losses based on the total return of a specified index, in exchange for making fixed or floating interest rate payments to another party. An index swap can also work in reverse with a series receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

The Series may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that we invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures options or forward contracts if such contracts are not directly available to the Series on favorable terms. We may invest up to 15% of the Series’ net assets in credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Use of these strategies can increase the operating costs of the Series and lead to loss of principal.

Time deposits: Non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.	The Series will not purchase time deposits maturing in more than seven days and time deposits maturing from two days through seven calendar days will not exceed 15% of the total assets of the Series.
Zero coupon and pay-in-kind (PIK) bonds: Debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.
The Series may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with the Series’ investment objective.
Corporate commercial paper: Short-term debt obligations with maturities ranging from two to 270 days, issued by companies.	The Series may invest in commercial paper that is rated P-1 or P-2 by Moody’s and/or A-1 or A-2 by S&P.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them
American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs. ADRs in which the Series may invest will be those that are actively traded in the United States.

In conjunction with the Series’ investments in foreign securities, the Series may also invest in sponsored and unsponsored EDRs and GDRs.

Certificates of deposit and obligations of both U.S. and foreign banks: Debt instruments issued by a bank that pay interest.	The Series may invest in certificates of deposit from banks that have assets of at least one billion dollars.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them
Market risk: The risk that securities or industries in a certain market— such as the stock or bond market—will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a series could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on fixed income securities that we believe can continue to make interest and principal payments over an extended time frame regardless of interim market fluctuations. Generally, do not try to predict overall bond market movements. In evaluating the use of an index swap for the Series, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Series, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Interest rate risk: The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

We will not invest in swaps with maturities of more than 10 years. Each Business Day (as defined below), we calculate the amount the Series must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.

 13

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

The Series strives to minimize credit risk by investing primarily in higher quality, investment grade corporate bonds.

Any portion of the Series that is invested in high yielding, lower-quality corporate bonds is subject to greater credit risk. The Manager strives to manage that risk through careful bond selection, by limiting the percentage of the Series that can be invested in lower-quality bonds, and by maintaining a diversified portfolio of bonds representing a variety of industries and issuers.

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing investors to reinvest their money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balance or below-market interest rates.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.
We limit exposure to illiquid securities to no more than 15% of the Series’ net assets.
Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving options and swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty, because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to improve diversification, or to earn additional income.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Series, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S.-dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, we may hedge exposure to those currencies for defensive purposes.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Series’ assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 10% of the Series’ total assets.

Foreign government securities risk: The ability of a foreign government or government related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of its assets that may be invested in such securities. The Series will not invest more than 20% of its net assets in foreign securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

Bank loans and other direct indebtedness risk: The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto a series amounts payable with respect to the loan and to enforce a series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a series.

These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Counterparty risk: The risk that a Series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Zero coupon and PIK bond risks: Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the series may not receive the cash associated with this income until the bonds are sold or mature. If the series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Series may invest in zero coupon and PIK bonds to the extent consistent with the Series’ investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

Valuation risk: A less liquid secondary market, as described above, makes it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.
We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series’ assets that can be allocated to privately placed high yield securities.
High yield corporate bond risk: High yield corporate bonds (commonly known as junk bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher-rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

The Series limits investments in high yield corporate bonds to 20% of its net assets. The Manager also attempt to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

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Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.49% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Paul Grillo, Roger A. Early, and Brian McDonnell have primary responsibility for making day-to-day investment decisions for Delaware VIP® Limited-Term Diversified Income Series. Messrs. Grillo and Early assumed responsibility for the Series in May 2007. Mr. McDonnell assumed responsibility for the Series in April 2012.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Brian McDonnell, CFA, Vice President, Portfolio Manager, Senior Structured Products Analyst, Trader
Brian McDonnell is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and asset allocation of structured products strategies. Prior to joining Delaware Investments in March 2007 as a vice president and senior structured products analyst / trader, he was managing director for fixed income trading at Sovereign Securities, where he was responsible for starting a fixed income trading and securitization platform as a subsidiary of Sovereign Bank. He traded structured products as well as managing a desk that traded all taxable and non-taxable products, and he was responsible for hedging and risk management of the firm’s holdings. Earlier in his career, he spent 11 years in various fixed income capacities with Prudential Securities in New York, where he traded adjustable- and fixed-rate mortgages as well as structured mortgages and all their related derivatives. McDonnell has a bachelor’s degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

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Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

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Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

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Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare dividends daily and distribute all of its net investment income, if any, monthly. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Limited-Term Diversified Income Series
	Year ended
					12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.150	$10.010	$9.190	$9.670	$9.710
Income (loss) from investment operations:
Net investment income[1]	0.119	0.193	0.358	0.418	0.324
Net realized and unrealized gain (loss)	0.171	0.248	0.809	(0.451)	0.099
Total from investment operations	0.290	0.441	1.167	(0.033)	0.423
Less dividends and distributions from:
Net investment income	(0.193)	(0.240)	(0.347)	(0.447)	(0.463)
Net realized gain on investments	(0.157)	(0.061)	—	—	—
Total dividends and distributions	(0.350)	(0.301)	(0.347)	(0.447)	(0.463)
Net asset value, end of period	$10.090	$10.150	$10.010	$9.190	$9.670
Total return[2]	2.91%	4.45%	12.77%	(0.28% )	4.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,427	$39,362	$30,513	$25,357	$20,880
Ratio of expenses to average net assets	0.58%	0.60%	0.62%	0.63%	0.68%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.58%	0.60%	0.62%	0.67%	0.68%
Ratio of net investment income to average net assets	1.17%	1.90%	3.69%	4.46%	3.36%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.17%	1.90%	3.69%	4.42%	3.36%
Portfolio turnover	432%	443%	358%	339%	170%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPLTDST [12/11] DG3 17607 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Limited-Term Diversified Income Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Limited-Term Diversified Income Series	2

How we manage the Series	page 7
Our investment strategies	7
The securities in which the Series typically invests	8
The risks of investing in the Series	13
Disclosure of portfolio holdings information	18
Investment manager	18
Portfolio managers	18
Manager of managers structure	19
Who’s who	19

Important information about the Series	page 20
Share classes	20
Salesperson and life company compensation	20
Purchase and redemption of shares	20
Payments to intermediaries	20
Valuation of shares	21
Fair valuation	21
Frequent trading of Series shares	21
Dividends, distributions, and taxes	23
Certain management considerations	24

Financial highlights	page 25

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Limited-Term Diversified Income Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Limited-Term Diversified Income Series seeks maximum total return, consistent with reasonable risk.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.49%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.09%
	Total annual series operating expenses	0.88%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after
	fee waivers and expense reimbursements	0.83%

1 The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 85
	3 years	$ 276
	5 years	$ 483
	10 years	$1,080

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 432% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Series will invest at least 80% of its net assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s (S&P), Baa3 or higher by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Series will maintain

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an average effective duration from one to three years. The Series’ investment manager, Delaware Management Company (Manager or we), will determine how much of the Series’ assets to allocate among the different types of fixed income securities in which the Series may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Series may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities, which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). In general, the below-investment-grade securities that the Series may purchase in this sector will generally be rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another NRSRO.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series’ total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

The Series may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivative instruments to 20% of net assets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

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Risk	Definition
Interest rate risk	The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.
High yield (junk bond) risk
The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A series may then have to reinvest that money at a lower interest rate.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Bank loans and other direct indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Valuation risk	The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of the certain securities in its portfolio.
Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

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HOW HAS THE DELAWARE VIP® LIMITED-TERM DIVERSIFIED INCOME SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

On April 15, 2009, the Series’ investment objective, strategies and policies were changed to permit it to invest in a diversified portfolio of limited-term fixed income securities. These changes allow the Series to invest in a broader range of fixed income securities, including U.S. government securities and foreign government securities and corporate and high yield securities of domestic and foreign issuers.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 4.61% for the quarter ended June 30, 2009 and its lowest quarterly return was -2.48% for the quarter ended June 30, 2004.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Limited-Term Diversified Income Series – Service Class	2.56%	4.52%	4.25%
Barclays Capital 1-3 Year Government/Credit Index	1.59%	3.99%	3.63%
(reflects no deduction for fees, expenses, or taxes)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Brian McDonnell, CFA	Vice President, Portfolio Manager, Senior Structured Products Analyst, Trader	April 2012

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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HOW WE MANAGE THE SERIES

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. Securities in which the Series may invest may include, but are not limited to, the following:

  Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
  Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
  Investment grade and below investment grade corporate bonds;
  Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBSs), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
  Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
  Bank loans; and

  Short-term investments.

Under normal circumstances, the Series will invest at least 80% of its net assets in investment grade fixed income securities. The Series may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, non-government entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series maintains an average effective duration from one to three years.

The Series may also invest up to 20% of its net assets in below-investment-grade securities. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Series will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series’ total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Series may invest in sponsored and unsponsored American depositary receipts, European depositary receipts, or global depositary receipts. It may also invest in zero coupon bonds. Further, it may purchase shares of other investment companies.

The Series will invest in both rated and unrated foreign securities.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations.

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The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objectives were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Direct U.S. Treasury obligations: Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.

The Series may invest without limit in U.S. Treasury securities, though they are typically not our largest holding because they generally do not offer as high a level of current income as other fixed income securities.

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and the GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

There is no limit on government-related mortgage-backed securities.

The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government-sponsored corporations.

The Series may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. government in any way. These include CMOs, REMICs, and CMBSs.

Asset-backed securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Series may invest in asset-backed securities rated in one of the four highest categories by an NRSRO.
Corporate debt: Debt obligations issued by a corporation.	The Series may invest in corporate bonds.

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another NRSRO. These securities, also known as “junk bonds,” are considered to be of poor standing and predominantly speculative and may be issued by companies that may have difficulty paying principal and interest.

Emphasis is typically on those rated BB or Ba by an NRSRO. The Series may invest up to 20% of its total assets in below-investment-grade securities.

We carefully evaluate an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity.

The Series may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Series’ net assets, which is the Series’ limit on investments in illiquid securities. In addition, subject to certain quality and collateral limitations, we may invest up to 20% of the Series’ total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, so called “non-agency” mortgage-backed securities.

Short-term debt investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1) – (4) above.

The Series may invest in these instruments either as a means to achieve the Series’ investment objective or, more commonly, as temporary defensive investments or pending investment in the Series’ principal investment securities. When investing all or a significant portion of the Series’ assets in these instruments, the Series may not be able to achieve its investment objective.

Foreign securities: Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.	The Series may invest up to 20% of its net assets in securities of foreign companies or governments.

Forward foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Series’ assets daily in terms of U.S. dollars, we do not intend to convert the Series’ holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

Bank loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Series may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. We perform our own independent credit analysis on each borrower and on the collateral securing each loan. We consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with its investment objective.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered to be derivative securities.

At times when we anticipate adverse conditions, we may want to protect gains on swap agreements or securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling swap agreement or security, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Series.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them.	We may invest up to 15% of the Series’ net assets in illiquid securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a series receives payments from another party based on a variable or floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a series receives gains or incurs losses based on the total return of a specified index, in exchange for making fixed or floating interest rate payments to another party. An index swap can also work in reverse with a series receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

The Series may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that we invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures options or forward contracts if such contracts are not directly available to the Series on favorable terms. We may invest up to 15% of the Series’ net assets in credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Use of these strategies can increase the operating costs of the Series and lead to loss of principal.

Time deposits: Non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.	The Series will not purchase time deposits maturing in more than seven days and time deposits maturing from two days through seven calendar days will not exceed 15% of the total assets of the Series.

Zero coupon and pay-in-kind (PIK) bonds: Debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with the Series’ investment objective.
Corporate commercial paper: Short-term debt obligations with maturities ranging from two to 270 days, issued by companies.	The Series may invest in commercial paper that is rated P-1 or P-2 by Moody’s and/or A-1 or A-2 by S&P.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs. ADRs in which the Series may invest will be those that are actively traded in the United States.

In conjunction with the Series’ investments in foreign securities, the Series may also invest in sponsored and unsponsored EDRs and GDRs.

Certificates of deposit and obligations of both U.S. and foreign banks: Debt instruments issued by a bank that pay interest.	The Series may invest in certificates of deposit from banks that have assets of at least one billion dollars.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that securities or industries in a certain market— such as the stock or bond market—will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a series could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on fixed income securities that we believe can continue to make interest and principal payments over an extended time frame regardless of interim market fluctuations. Generally, do not try to predict overall bond market movements. In evaluating the use of an index swap for the Series, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Series, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Interest rate risk: The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio managers anticipate them, a series could experience a higher or lower return than anticipated.

We will not invest in swaps with maturities of more than 10 years. Each Business Day (as defined below), we calculate the amount the Series must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a series’ performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

The Series strives to minimize credit risk by investing primarily in higher quality, investment grade corporate bonds.

Any portion of the Series that is invested in high yielding, lower-quality corporate bonds is subject to greater credit risk. The Manager strives to manage that risk through careful bond selection, by limiting the percentage of the Series that can be invested in lower-quality bonds, and by maintaining a diversified portfolio of bonds representing a variety of industries and issuers.

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing investors to reinvest their money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balance or below-market interest rates.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

We limit exposure to illiquid securities to no more than 15% of the Series’ net assets.

Derivatives risk: The possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving options and swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty, because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to improve diversification, or to earn additional income.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Currency risk: The risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Series, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S.-dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, we may hedge exposure to those currencies for defensive purposes.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Series’ assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 10% of the Series’ total assets.

Foreign government securities risk: The ability of a foreign government or government related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of its assets that may be invested in such securities. The Series will not invest more than 20% of its net assets in foreign securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

Bank loans and other direct indebtedness risk: The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass onto a series amounts payable with respect to the loan and to enforce a series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a series from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a series.

These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Series’ restrictions on illiquid securities.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: The risk that a Series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Zero coupon and PIK bond risks: Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the series may not receive the cash associated with this income until the bonds are sold or mature. If the series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Series may invest in zero coupon and PIK bonds to the extent consistent with the Series’ investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

Valuation risk: A less liquid secondary market, as described above, makes it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series’ assets that can be allocated to privately placed high yield securities.

High yield corporate bond risk: High yield corporate bonds (commonly known as junk bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher-rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

The Series limits investments in high yield corporate bonds to 20% of its net assets. The Manager also attempt to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

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Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.49% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Paul Grillo, Roger A. Early, and Brian McDonnell have primary responsibility for making day-to-day investment decisions for Delaware VIP® Limited-Term Diversified Income Series. Messrs. Grillo and Early assumed responsibility for the Series in May 2007. Mr. McDonnell assumed responsibility for the Series in April 2012.

Paul Grillo, CFA Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Brian McDonnell, CFA, Vice President, Portfolio Manager, Senior Structured Products Analyst, Trader
Brian McDonnell is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and asset allocation of structured products strategies. Prior to joining Delaware Investments in March 2007 as a vice president and senior structured products analyst / trader, he was managing director for fixed income trading at Sovereign Securities, where he was responsible for starting a fixed income trading and securitization platform as a subsidiary of Sovereign Bank. He traded structured products as well as managing a desk that traded all taxable and non-taxable products, and he was responsible for hedging and risk management of the firm’s holdings. Earlier in his career, he spent 11 years in various fixed income capacities with Prudential Securities in New York, where he traded adjustable- and fixed-rate mortgages as well as structured mortgages and all their related derivatives. McDonnell has a bachelor’s degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

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Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (as amended). As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare dividends daily and distribute all of its net investment income, if any, monthly. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

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Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Limited-Term Diversified Income Series
				Year Ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.090	$9.940	$9.130	$9.610	$9.650
Income (loss) from investment operations:
Net investment income[1]	0.093	0.167	0.334	0.395	0.300
Net realized and unrealized gain (loss)	0.161	0.257	0.798	(0.452)	0.099
Total from investment operations	0.254	0.424	1.132	(0.057)	0.399
Less dividends and distributions from:
Net investment income	(0.167)	(0.213)	(0.322)	(0.423)	(0.439)
Net realized gain on investments	(0.157)	(0.061)	—	—	—
Total dividends and distributions	(0.324)	(0.274)	(0.322)	(0.423)	(0.439)
Net asset value, end of period	$10.020	$10.090	$9.940	$9.130	$9.610
Total return[2]	2.56%	4.31%	12.57%	(0.64% )	4.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$937,874	$675,648	$371,429	$84,412	$19,262
Ratio of expenses to average net assets	0.83%	0.85%	0.87%	0.88%	0.93%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	0.88%	0.90%	0.92%	0.97%	0.98%
Ratio of net investment income to average net assets	0.92%	1.65%	3.44%	4.21%	3.11%
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly	0.87%	1.60%	3.39%	4.12%	3.06%
Portfolio turnover	432%	443%	358%	339%	170%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPLTDSVC [12/11] DG3 17606 (4/12)

DELAWARE VIP® TRUST

Delaware VIP REIT Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP REIT Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	9
Disclosure of portfolio holdings information	11
Investment manager	11
Portfolio managers	11
Manager of managers structure	12
Who’s who	12

Important information about the Series	page 13
Share classes	13
Salesperson and life company compensation	13
Purchase and redemption of shares	13
Payments to intermediaries	13
Valuation of shares	14
Fair valuation	14
Frequent trading of Series shares	14
Dividends, distributions, and taxes	16
Certain management considerations	17

Financial highlights	page 18

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® REIT Series

WHAT ARE THE SERIES’ INVESTMENT OBJECTIVES?

Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.10%
	Total annual series operating expenses	0.85%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 87
	3 years	$ 271
	5 years	$ 471
	10 years	$1,049

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 108% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in real estate investment trusts (REITs) (80% policy).

In managing the Series, the Series’ investment manager, Delaware Management Company (Manager or we), strives to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT’s management team. We generally look for those that:

-	retain a substantial portion of the properties’ cash flow;
-	effectively use capital to expand;
-	have a strong ability to raise rents; and
-	can create a franchise value for the REIT.

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WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk
This risk includes among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in or zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Derivatives risk
Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.
Counterparty risk
The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

3

HOW HAS THE DELAWARE VIP® REIT SERIES PERFORMED?

The bar chart and table below provide some indication of risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 30.47% for the quarter ended September 30, 2009 and its lowest quarterly return was -36.58% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP REIT Series – Standard Class	10.96%	-0.59%	9.77%
FTSE NAREIT Equity REITs Index	8.29%	-1.42%	10.20%
(reflects no deduction for fees, expenses, or taxes)

4

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following describes how the portfolio management team pursues the Series’ investment goals.

The Series strives to achieve maximum long term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series’ assets directly in real estate, under certain circumstances we could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series’ ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series’ investment objectives.

The Series’ investment objectives are nonfundamental. This means that the Series’ Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
The Series may invest without limitation in shares of REITs.
Real estate industry operating companies (REOCs): A REOC is a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.
The Series may invest without limit in REOCs.

 6

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest from time to time in sponsored or unsponsored ADRs that are actively traded in the United States.

The Series may invest up to 10% of its total assets in foreign securities (not including ADRs).

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Series might use options or futures to neutralize the effect of any anticipated price declines without selling the security. The Series may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Series had excess cash that we wanted to invest quickly.

The Series might use covered call options if the Manager believes that doing so would help the Series to meet its investment objectives.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time frame at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

 7

The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.
The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ limit on investment in illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
The Series may invest up to 10% of its net assets in illiquid securities.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents or other high-quality, short-term instruments. To the extent it holds such instruments, the Series may be unable to achieve its investment objectives.

8

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them
Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on securities we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall market movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We typically hold a number of different individual securities, seeking to manage security risk. However, we do concentrate in the real estate industry. As a consequence, the share price of the Series may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

Real estate industry risk: Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.

Because the Series invests principally in companies in the real estate and real estate-related sectors, it is subject to the risks associated with the real estate industry. We will strive to manage these risks through careful selection of individual securities; however, investors should carefully consider these risks before investing in the Series.

9

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

If the Series invests in REITs or other companies that hold fixed-rate obligations, we would expect the value of those investments to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs or other companies that hold fixed-rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We may invest up to 10% of the Series’ total assets in foreign securities; however, we typically invest only a small portion of assets in foreign securities, so this is not expected to be a major risk to the Series.

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use futures contracts and options on futures contracts, as well as options on securities for hedging purposes. We limit the amount of the Series’ assets that may be committed to these strategies. There is no assurance that such strategies will be successful or that the Series will necessarily utilize such strategies.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	We limit the Series’ exposure to illiquid securities.
Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

 10

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.75% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for Delaware VIP® REIT Series. When making investment decisions for the Series, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak “Bob” Zenouzi, Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)
 Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income

11

products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

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Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal

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with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

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This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® REIT Series
	Year ended
							12/31
Standard Class	2011		2010		2009	2008	2007
Net asset value, beginning of period	$9.580		$7.750		$6.640	$15.830	$22.860
Income (loss) from investment operations:
Net investment income[1]	0.165		0.189		0.189	0.244	0.253
Net realized and unrealized gain (loss)	0.883		1.880		1.211	(3.678)	(2.541)
Total from investment operations	1.048		2.069		1.400	(3.434)	(2.288)
Less dividends and distributions from:
Net investment income	(0.158)		(0.239)		(0.290)	(0.348)	(0.297)
Net realized gain on investments	—		—		—	(5.408)	(4.445)
Total dividends and distributions	(0.158)		(0.239)		(0.290)	(5.756)	(4.742)
Net asset value, end of period	$10.470		$9.580		$7.750	$6.640	$15.830
Total return[2]	10.96%		26.98%		23.31%	(35.06% )	(13.94% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,545		$187,293		$148,975	$136,561	$250,072
Ratio of expenses to average net assets	0.85%	[3]	0.87%	[3]	0.89%	0.87%	0.83%
Ratio of net investment income to average net assets	1.64%	[3]	2.19%	[3]	3.13%	2.37%	1.30%
Portfolio turnover	108%		181%		183%	106%	72%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162
PR-VIPRST [12/11] DG3 17609 (4/12)

DELAWARE VIP® TRUST

Delaware VIP REIT Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP REIT Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	10
Investment manager	10
Portfolio managers	11
Manager of managers structure	11
Who’s who	11

Important information about the Series	page 12
Share classes	12
Salesperson and life company compensation	12
Purchase and redemption of shares	13
Payments to intermediaries	13
Valuation of shares	13
Fair valuation	14
Frequent trading of Series shares	14
Dividends, distributions, and taxes	16
Certain management considerations	16

Financial highlights	page 17

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® REIT Series

WHAT ARE THE SERIES’ INVESTMENT OBJECTIVES?

Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.10%
	Total annual series operating expenses	1.15%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee
	waivers and expense reimbursements	1.10%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 112
	3 years	$ 360
	5 years	$ 628
	10 years	$1,393

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 108% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in real estate investment trusts (REITs) (80% policy).

In managing the Series, the Series’ investment manager, Delaware Management Company (Manager or we), strives to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT’s management team. We generally look for those that:

- retain a substantial portion of the properties’ cash flow;
- effectively use capital to expand;
- have a strong ability to raise rents; and
- can create a franchise value for the REIT.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk

This risk includes among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in or zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

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Risk	Definition
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

HOW HAS THE DELAWARE VIP® REIT SERIES PERFORMED?

The bar chart and table below provide some indication of risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 30.42% for the quarter ended September 30, 2009 and its lowest quarterly return was -36.71% for the quarter ended December 31, 2008.

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Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP® REIT Series – Service Class	10.62%	-0.84%	9.51%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	8.29%	-1.42%	10.20%

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following describes how the portfolio management team pursues the Series’ investment goals.

The Series strives to achieve maximum long term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series’ assets directly in real estate, under certain circumstances we could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series’ ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series’ investment objectives.

The Series’ investment objectives are nonfundamental. This means that the Series’ Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them

Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Series may invest without limitation in shares of REITs.

Real estate industry operating companies (REOCs): A REOC is a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

The Series may invest without limit in REOCs.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest from time to time in sponsored or unsponsored ADRs that are actively traded in the United States.

The Series may invest up to 10% of its total assets in foreign securities (not including ADRs).

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Series might use options or futures to neutralize the effect of any anticipated price declines without selling the security. The Series may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Series had excess cash that we wanted to invest quickly.

The Series might use covered call options if the Manager believes that doing so would help the Series to meet its investment objectives.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time frame at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ limit on investment in illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents or other high-quality, short-term instruments. To the extent it holds such instruments, the Series may be unable to achieve its investment objectives.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on securities we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall market movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We typically hold a number of different individual securities, seeking to manage security risk. However, we do concentrate in the real estate industry. As a consequence, the share price of the Series may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

Real estate industry risk: Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.

Because the Series invests principally in companies in the real estate and real estate-related sectors, it is subject to the risks associated with the real estate industry. We will strive to manage these risks through careful selection of individual securities; however, investors should carefully consider these risks before investing in the Series.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

If the Series invests in REITs or other companies that hold fixed-rate obligations, we would expect the value of those investments to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs or other companies that hold fixed-rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We may invest up to 10% of the Series’ total assets in foreign securities; however, we typically invest only a small portion of assets in foreign securities, so this is not expected to be a major risk to the Series.

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use futures contracts and options on futures contracts, as well as options on securities for hedging purposes. We limit the amount of the Series’ assets that may be committed to these strategies. There is no assurance that such strategies will be successful or that the Series will necessarily utilize such strategies.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	We limit the Series’ exposure to illiquid securities.

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.75% of average daily net assets during the last fiscal year.

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A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for Delaware VIP® REIT Series. When making investment decisions for the Series, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak “Bob” Zenouzi, Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees

A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

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Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

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Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

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Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

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Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

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You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® REIT Series
	Year ended
							12/31
Service Class	2011		2010		2009	2008	2007
Net asset value, beginning of period	$ 9.580		$ 7.760		$ 6.620	$15.790	$22.820
Income (loss) from investment operations:
Net investment income[1]	0.140		0.167		0.174	0.218	0.205
Net realized and unrealized gain (loss)	0.876		1.877		1.230	(3.680)	(2.544)
Total from investment operations	1.016		2.044		1.404	(3.462)	(2.339)
Less dividends and distributions from:
Net investment income	(0.136)		(0.224)		(0.264)	(0.300)	(0.246)
Net realized gain on investments	—		—		—	(5.408)	(4.445)
Total dividends and distributions	(0.136)		(0.224)		(0.264)	(5.708)	(4.691)
Net asset value, end of period	$10.460		$9.580		$7.760	$6.620	$15.790
Total return[2]	10.62%		26.61%		23.24%	(35.28% )	(14.18% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$176,031		$156,550		$124,673	$126,072	$237,362
Ratio of expenses to average net assets	1.10%	[3]	1.12%	[3]	1.14%	1.12%	1.08%
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly	1.15%		1.17%		1.19%	1.17%	1.13%
Ratio of net investment income to average net assets	1.39%	[3]	1.94%	[3]	2.88%	2.12%	1.05%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.34%		1.89%		2.83%	2.07%	1.00%
Portfolio turnover	108%		181%		183%	106%	72%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPRSVC [12/11] DG3 17608 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Small Cap Value Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Small Cap Value Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	10
Investment manager	10
Portfolio manager	10
Manager of managers structure	11
Who’s who	11

Important information about the Series	page 11
Share classes	11
Salesperson and life company compensation	12
Purchase and redemption of shares	12
Payments to intermediaries	12
Valuation of shares	12
Fair valuation	13
Frequent trading of Series shares	13
Dividends, distributions, and taxes	15
Certain management considerations	15

Financial highlights	page 16

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Small Cap Value Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Small Cap Value Series seeks capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.73%
	Distribution and service (12b-1) fees	none
	Other expenses	0.08%
	Total annual series operating expenses	0.81%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 83
	3 years	$ 259
	5 years	$ 450
	10 years	$1,002

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 17% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Series’ investment manager, Delaware Management Company (Manager or we), considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Series’ net assets will be in investments of small-capitalization companies (the 80% policy). The Series considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase. The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change.

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WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry risk	The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium –sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

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HOW HAS THE DELAWARE VIP® SMALL CAP VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 22.76% for the quarter ended September 30, 2009 and its lowest quarterly return was -24.32% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Small Cap Value Series – Standard Class	-1.33%	2.41%	8.84%
Russell 2000® Value Index	-5.50%	-1.88%	6.40%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer – Small-Cap Value/Mid-Cap Value Equity	May 1997

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PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock prices do not appear to accurately reflect the companies’ underlying value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose prices are historically low based on a given financial measure such as profit, book value, or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings, or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of a company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers, or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	Generally, the Series invests 90% to 100% of its net assets in common stocks.

American depositary receipts (ADRs): Receipts issued by a U.S. depositary (typically a U.S. bank) that represent an ownership interest in an underlying security that is held by the depositary. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as U.S. securities.

The Series may invest in ADRs and will do so when the Manager believes they offer greater value and greater appreciation potential than U.S. securities.

6

The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Series may invest in REITs, another category of income-generating equity securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Options: Options represent a right to buy or sell a security or a swap agreement or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option. Certain options may be considered derivative securities.

The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

7

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate bonds rated A or above by a nationally recognized statistical rating organization; cash or cash equivalents; or other high-quality, short-term instruments. To the extent it holds these instruments, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.
Small company risk: The risk that prices of smaller companies’ stocks may be more volatile than larger companies’ stocks because of limited financial resources or dependence on narrow product lines.

We maintain a well-diversified portfolio, select stocks carefully, and monitor them continually. Because we focus on stocks that are already selling at relatively low prices, we believe that we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.

8

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	We limit exposure to illiquid securities to no more than 10% of the Series.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations, often through ADRs. When we do purchase foreign securities, they are often denominated in U.S. dollars. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. We may use hedging techniques to help offset potential foreign currency losses.

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risk: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

9

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Real estate industry risk: Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

We carefully select REITs based on the quality of their management and their ability to generate substantial cash flow, which we believe can help to shield them from some of the risks involved with real estate investing.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.73% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for Delaware VIP® Small Cap Value Series since May 1997.

Christopher S. Beck, CFA, Senior Vice President, Chief Investment Officer – Small-Cap Value / Mid-Cap Value Equity
Christopher S. Beck leads the firm’s Small-Cap Value / Mid-Cap Value Equity team. Prior to joining Delaware Investments in 1997 as a vice president and senior portfolio manager, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Series securities.

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Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

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Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the

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NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

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Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

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A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Small Cap Value Series
Year ended
						12/31
Standard Class	2011	2010		2009	2008	2007
Net asset value, beginning of period	$31.960	$24.310		$18.630	$28.650	$33.420
Income (loss) from investment operations:
Net investment income[1]	0.181	0.149		0.160	0.190	0.194
Net realized and unrealized gain (loss)	(0.593)	7.673		5.712	(8.248)	(2.127)
Total from investment operations	(0.412)	7.822		5.872	(8.058)	(1.933)
Less dividends and distributions from:
Net investment income	(0.158)	(0.172)		(0.192)	(0.201)	(0.168)
Net realized gain on investments	—	—		—	(1.761)	(2.669)
Total dividends and distributions	(0.158)	(0.172)		(0.192)	(1.962)	(2.837)
Net asset value, end of period	$31.390	$31.960		$24.310	$18.630	$28.650
Total return[2]	(1.33% )	32.27%		31.83%	(29.88% )	(6.62% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$243,440	$316,960		$279,723	$241,427	$353,412
Ratio of expenses to average net assets	0.81% [3]	0.83%	[3]	0.85%	0.85%	0.81%
Ratio of net investment income to average net assets	0.57% [3]	0.56%	[3]	0.82%	0.78%	0.61%
Portfolio turnover	17%	10%		19%	29%	27%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPSCVST [12/11] DG3 17611 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Small Cap Value Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Small Cap Value Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	10
Investment manager	10
Portfolio manager	10
Manager of managers structure	11
Who’s who	11

Important information about the Series	page 12
Share classes	12
Salesperson and life company compensation	12
Purchase and redemption of shares	12
Payments to intermediaries	12
Valuation of shares	13
Fair valuation	13
Frequent trading of Series shares	13
Dividends, distributions, and taxes	15
Certain management considerations	16

Financial highlights	page 17

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Small Cap Value Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Small Cap Value Series seeks capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.73%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.08%
	Total annual series operating expenses	1.11%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee waivers and expense reimbursements	1.06%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver and reimbursements for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 108
	3 years	$ 348
	5 years	$ 607
	10 years	$1,347

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 17% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Series’ investment manager, Delaware Management Company (Manager or we), considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Series’ net assets will be in investments of small-capitalization companies (the 80% policy). The Series considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase. The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry risk	The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium –sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

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Risk	Definition
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

HOW HAS THE DELAWARE VIP® SMALL CAP VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 22.71% for the quarter ended September 30, 2009 and its lowest quarterly return was -24.37% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Small Cap Value Series – Service Class	-1.59%	2.16%	8.58%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	-5.50%	-1.88%	6.40%

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Start date on
Portfolio manager	Title with Delaware Management Company	the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer —	May 1997
Small-Cap Value/Mid-Cap Value Equity

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock prices do not appear to accurately reflect the companies’ underlying value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose prices are historically low based on a given financial measure such as profit, book value, or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings, or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of a company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers, or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	Generally, the Series invests 90% to 100% of its net assets in common stocks.

American depositary receipts (ADRs): Receipts issued by a U.S. depositary (typically a U.S. bank) that represent an ownership interest in an underlying security that is held by the depositary. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as U.S. securities.

The Series may invest in ADRs and will do so when the Manager believes they offer greater value and greater appreciation potential than U.S. securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Series may invest in REITs, another category of income-generating equity securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Options: Options represent a right to buy or sell a security or a swap agreement or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option. Certain options may be considered derivative securities.

The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Purchasing securities on a when-issued or delayed-delivery basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate bonds rated A or above by a nationally recognized statistical rating organization; cash or cash equivalents; or other high-quality, short-term instruments. To the extent it holds these instruments, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Small company risk: The risk that prices of smaller companies’ stocks may be more volatile than larger companies’ stocks because of limited financial resources or dependence on narrow product lines.

We maintain a well-diversified portfolio, select stocks carefully, and monitor them continually. Because we focus on stocks that are already selling at relatively low prices, we believe that we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.

Interest rate risk: The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	We limit exposure to illiquid securities to no more than 10% of the Series.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations, often through ADRs. When we do purchase foreign securities, they are often denominated in U.S. dollars. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. We may use hedging techniques to help offset potential foreign currency losses.

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risk: Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers or market sectors.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Real estate industry risk: Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

We carefully select REITs based on the quality of their management and their ability to generate substantial cash flow, which we believe can help to shield them from some of the risks involved with real estate investing.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.73% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for Delaware VIP® Small Cap Value Series since May 1997.

Christopher S. Beck, CFA, Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity
Christopher S. Beck leads the firm’s Small-Cap Value / Mid-Cap Value Equity team. Prior to joining Delaware Investments in 1997 as a vice president and senior portfolio manager, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Series securities.

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Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

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IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review

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carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

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Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

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Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

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Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Small Cap Value Series
Year ended
						12/31
Service Class	2011	2010		2009	2008	2007
Net asset value, beginning of period	$31.890	$24.280		$18.590	$28.570	$33.330
Income (loss) from investment operations:
Net investment income[1]	0.101	0.082		0.111	0.129	0.115
Net realized and unrealized gain (loss)	(0.600)	7.651		5.709	(8.226)	(2.117)
Total from investment operations	(0.499)	7.733		5.820	(8.097)	(2.002)
Less dividends and distributions from:
Net investment income	(0.091)	(0.123)		(0.130)	(0.122)	(0.089)
Net realized gain on investments	—	—		—	(1.761)	(2.669)
Total dividends and distributions	(0.091)	(0.123)		(0.130)	(1.883)	(2.758)
Net asset value, end of period	$31.300	$31.890		$24.280	$18.590	$28.570
Total return[2]	(1.59% )	31.92%		31.56%	(30.07% )	(6.84% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$579,080	$593,856		$469,308	$413,442	$626,060
Ratio of expenses to average net assets	1.06% [3]	1.08%	[3]	1.10%	1.10%	1.06%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.11%	1.13%		1.15%	1.15%	1.11%
Ratio of net investment income to average net assets	0.32% [3]	0.31%	[3]	0.57%	0.53%	0.36%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.27%	0.26%		0.52%	0.48%	0.31%
Portfolio turnover	17%	10%		19%	29%	27%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPSCVSVC [12/11] DG3 17610 (4/12)

DELAWARE VIP® TRUST

Delaware VIP U.S. Growth Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP U.S. Growth Series	2

How we manage the Series	page 5
Our investment strategies	5
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	10
Investment manager	10
Portfolio managers	10
Manager of managers structure	11
Who’s who	11

Important information about the Series	page 12
Share classes	12
Salesperson and life company compensation	12
Purchase and redemption of shares	12
Payments to intermediaries	12
Valuation of shares	13
Fair valuation	13
Frequent trading of Series shares	14
Dividends, distributions, and taxes	15
Certain management considerations	16

Financial highlights	page 17

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® U.S. Growth Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP U.S. Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	none
	Other expenses	0.09%
	Total annual series operating expenses	0.74%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 76
	3 years	$237
	5 years	$411
	10 years	$918

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 43% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks. The Series invests primarily in companies that its investment manager, Delaware Management Company (Manager or we), believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom-up approach, we seek to select securities we believe have large end-market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. We may sell a security if we no longer believe that the security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

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Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the Manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Credit risk
The risk that a bond’s issuer will be unable to make timely payments of interest and principal. Investing in so-called “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

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HOW HAS THE DELAWARE VIP® U.S. GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 15.28% for the quarter ended June 30, 2009 and its lowest quarterly return was -22.08% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP U.S. Growth Series – Standard Class	7.63%	2.55%	1.87%
Russell 1000® Growth Index	2.64%	2.50%	2.59%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer — Focus Growth Equity	April 2005
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Christopher M. Ericksen, CFA	Vice President, Portfolio Manager, Equity Analyst	April 2005

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PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

The Series seeks long-term capital appreciation. We invest primarily in common stocks and, although we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. The Series seeks to own companies that are expected to grow faster than the U.S. economy. Using a bottom-up approach, we look for companies that we believe:

  have large end-market potential, dominant business models, and strong free cash flow generation;
  demonstrate operational efficiencies;
  have planned well for capital allocation; and
  have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. The Series’ disciplined, research-intensive selection process is designed to identify catalysts such as:

  management changes;
  new products;
  structural changes in the economy; or
  corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change became effective.

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The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.
Generally, the Series invests 85% to 100% of its net assets in the common stock of companies that we think have appreciation potential. We may invest in companies of all sizes, but typically focus on medium- and large-sized companies.

Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.
The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
The Series may invest up to 15% of its net assets in illiquid securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them
Futures and options: Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If we have stocks that have unrealized gains, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. We may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we had excess cash that we wanted to invest quickly.

We might use covered call options if we believe that doing so would help the Series to meet its investment objective.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series’ total assets, we will not purchase any securities.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Purchasing securities on a when-issued basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them
Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and generally do not trade for short-term purposes.

We may hold a substantial part of the Series’ assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.
Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We are permitted to invest up to 20% of the Series’ portfolio in foreign securities. When we do purchase foreign securities, they are generally ADRs, which are denominated in U.S. dollars and traded on U.S. stock exchanges.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits exposure to illiquid securities to no more than 15% of its net assets.
Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.
Fixed income securities are not typically a significant component of our strategy. However, when we do invest in fixed income securities, we will not hold more than 10% of the Series’ net assets in high yield, noninvestment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds, is designed to manage this risk.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest in emerging market securities. Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Series attempts to mitigate this risk through diversification across multiple countries in the portfolio. In addition, under certain circumstances, the Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The Manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them
Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Van Harte regularly consults with Christopher J. Bonavico, Christopher M. Ericksen, and Daniel J. Prislin.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer — Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

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Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

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Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

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Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

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Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to

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reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® U.S. Growth Series
	Year ended
							12/31
Standard Class	2011		2010		2009	2008	2007
Net asset value, beginning of period	$8.150		$7.160		$5.010	$8.960	$7.960
Income (loss) from investment operations:
Net investment income (loss)[1]	0.012		0.023		0.007	0.016	0.007
Net realized and unrealized gain (loss)	0.610		0.972		2.157	(3.768)	0.993
Total from investment operations	0.622		0.995		2.164	(3.752)	1.000
Less dividends and distributions from:
Net investment income	(0.022)		(0.005)		(0.014)	(0.003)	—
Net realized gain on investments	—		—		—	(0.195)	—
Total dividends and distributions	(0.022)		(0.005)		(0.014)	(0.198)	—
Net asset value, end of period	$8.750		$8.150		$7.160	$5.010	$8.960
Total return[2]	7.63%		13.90%		43.30%	(42.66% )	12.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,389		$159,857		$151,611	$127,338	$153,839
Ratio of expenses to average net assets	0.74%	[3]	0.75%	[3]	0.75%	0.76%	0.74%
Ratio of net investment income to average net assets	0.13%	[3]	0.31%	[3]	0.12%	0.22%	0.08%
Portfolio turnover	43%		26%		43%	28%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPUSGST [12/11] DG3 17613 (4/12)

DELAWARE VIP® TRUST

Delaware VIP U.S. Growth Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP U.S. Growth Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	9
Disclosure of portfolio holdings information	11
Investment manager	11
Portfolio managers	11
Manager of managers structure	12
Who’s who	12

Important information about the Series	page 13
Share classes	13
Salesperson and life company compensation	13
Purchase and redemption of shares	13
Payments to intermediaries	13
Valuation of shares	14
Fair valuation	14
Frequent trading of Series shares	15
Dividends, distributions, and taxes	16
Certain management considerations	17

Financial highlights	page 18

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® U.S. Growth Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP U.S. Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.09%
	Total annual series operating expenses	1.04%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses
	after fee waivers expense reimbursements	0.99%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 101
	3 years	$ 326
	5 years	$ 569
	10 years	$1,266

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 43% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks. The Series invests primarily in companies that its investment manager, Delaware Management Company (Manager or we), believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom-up approach, we seek to select securities we believe have large end-market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. We may sell a security if we no longer believe that the security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk

The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the Manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Credit risk

The risk that a bond’s issuer will be unable to make timely payments of interest and principal. Investing in so-called “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

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HOW HAS THE DELAWARE VIP® U.S. GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 15.32% for the quarter ended June 30, 2009 and its lowest quarterly return was -22.26% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP U.S. Growth Series – Service Class	7.50%	2.30%	1.64%
Russell 1000® Growth Index	2.64%	2.50%	2.59%
(reflects no deduction for fees, expenses, or taxes)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer — Focus Growth Equity	April 2005
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Christopher M. Ericksen, CFA	Vice President, Portfolio Manager, Equity Analyst	April 2005

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective.

The Series seeks long-term capital appreciation. We invest primarily in common stocks and, although we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. The Series seeks to own companies that are expected to grow faster than the U.S. economy. Using a bottom-up approach, we look for companies that we believe:

  have large end-market potential, dominant business models, and strong free cash flow generation;
  demonstrate operational efficiencies;
  have planned well for capital allocation; and
  have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. The Series’ disciplined, research-intensive selection process is designed to identify catalysts such as:

  management changes;
  new products;
  structural changes in the economy; or
  corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

Generally, the Series invests 85% to 100% of its net assets in the common stock of companies that we think have appreciation potential. We may invest in companies of all sizes, but typically focus on medium- and large-sized companies.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Foreign securities and American depositary receipts (ADRs): Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

The Series may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 15% of its net assets in illiquid securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If we have stocks that have unrealized gains, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. We may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we had excess cash that we wanted to invest quickly.

We might use covered call options if we believe that doing so would help the Series to meet its investment objective.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Series.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series’ total assets, we will not purchase any securities.

Initial public offerings (IPOs) Under certain market conditions, the Series may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Purchasing securities on a when-issued basis The Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

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The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and generally do not trade for short-term purposes.

We may hold a substantial part of the Series’ assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We are permitted to invest up to 20% of the Series’ portfolio in foreign securities. When we do purchase foreign securities, they are generally ADRs, which are denominated in U.S. dollars and traded on U.S. stock exchanges.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits exposure to illiquid securities to no more than 15% of its net assets.
Credit risk: The possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.

Fixed income securities are not typically a significant component of our strategy. However, when we do invest in fixed income securities, we will not hold more than 10% of the Series’ net assets in high yield, noninvestment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds, is designed to manage this risk.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Futures and options risk: The possibility that a series may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a series from using the strategy.

We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

The Series may invest in emerging market securities. Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Currency risk: The risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

The Series attempts to mitigate this risk through diversification across multiple countries in the portfolio. In addition, under certain circumstances, the Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk: The risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

The Manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk: The risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	The Series will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Counterparty risk: If a series enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series may hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Van Harte regularly consults with Christopher J. Bonavico, Christopher M. Ericksen, and Daniel J. Prislin.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer – Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in

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investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

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Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

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Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

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Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the

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close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® U.S. Growth Series
	Year ended
								12/31
Service Class	2011		2010		2009		2008	2007
Net asset value, beginning of period	$ 8.050		$ 7.090		$ 4.960		$ 8.900	$ 7.920
Income (loss) from investment operations:
Net investment income (loss) [1]	(0.010)		0.005		(0.008)		(0.002)	(0.014)
Net realized and unrealized gain (loss)	0.614		0.955		2.138		(3.743)	0.994
Total from investment operations	0.604		0.960		2.130		(3.745)	0.980
Less dividends and distributions from:
Net investment income	(0.004)		—		—		—	—
Net realized gain on investments	—		—		—		(0.195)	—
Total dividends and distributions	(0.004)		—		—		(0.195)	—
Net asset value, end of period	$ 8.650		$8.050		$ 7.090		$ 4.960	$ 8.900
Total return[2]	7.50%		13.54%		42.94%		(42.86% )	12.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236,541		$127,526		$64,683		$23,038	$41,750
Ratio of expenses to average net assets	0.99%	[3]	1.00%	[3]	1.00%		1.01%	0.99%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.04%		1.05%		1.05%		1.06%	1.04%
Ratio of net investment income (loss) to average net assets	(0.12%	) [3]	0.06%	[3]	(0.13%	)	(0.03% )	(0.17%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.17%	)	0.01%		(0.18%	)	(0.08% )	(0.22%	)
Portfolio turnover	43%		26%		43%		28%	52%
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

3 The impact of including fees paid indirectly to the ratios for the years ended December 31, 2010 and 2011 was 0.00%.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPUSGSVC [12/11] DG3 17612 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Value Series
Standard Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Value Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	9
Investment manager	9
Portfolio managers	9
Manager of managers structure	10
Who’s who	11

Important information about the Series	page 11
Share classes	11
Salesperson and life company compensation	11
Purchase and redemption of shares	12
Payments to intermediaries	12
Valuation of shares	12
Fair valuation	13
Frequent trading of Series shares	13
Dividends, distributions, and taxes	15
Certain management considerations	15

Financial highlights	page 16

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Value Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Value Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	none
	Other expenses	0.08%
	Total annual series operating expenses	0.73%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	STANDARD
	1 year	$ 75
	3 years	$233
	5 years	$406
	10 years	$906

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 20% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Series will invest at least 80% of its net assets in securities of large-capitalization companies (the 80% policy). The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Series’ investment manager, Delaware Management Company (Manager), seeks to select securities that we believe are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company’s plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Series. The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any change.

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WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options, and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Government/regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

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HOW HAS THE DELAWARE VIP® VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 17.66% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.89% for the quarter ended September 30, 2002.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Value Series – Standard Class	9.54%	-0.66%	4.32%
Russell 1000® Value Index	0.39%	-2.64%	3.89%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader	March 2004
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

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PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective. Delaware VIP® Value Series invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
  Favorable earning prospects and dividend yield;
  The financial condition of the issuer; and
  Various qualitative factors.

We may sell a security if we no longer believe that the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	Generally, the Series invests 90% to 100% of its net assets in common stocks.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

The Series may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

American depositary receipts (ADRs): Receipts issued by a depositary (usually a U.S. bank) that represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.

The Series may invest in ADRs. We use them when we believe they offer better total return opportunities than U.S. securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series owns stocks that have appreciated in price, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. We may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we have excess cash that we want to invest quickly.

Use of these strategies can increase the operating cost of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

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Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements. Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations through ADRs. We do not presently intend to invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits exposure to illiquid securities to no more than 10% of its net assets.

Counterparty risk: The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

8

The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, and Kristen E. Bartholdson compose the portfolio management team that is responsible for making the day-to-day investment decisions for Delaware VIP® Value Series. Each member of the portfolio management team has an equal role in the management of the Series. Messrs. Nutt, Lombardi, and Vogel have been members of the Series’ portfolio management team since March 2004; Mr. Lalvani since October 2006; and Ms. Bartholdson since December 2008.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader
D. Tysen Nutt Jr. is a senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

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Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
 Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at MLIM. He joined MLIM’s Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
 Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

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Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees, which are described in the prospectus offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Delaware Distributors, L.P., (Distributor) to the life companies with whom your variable contract salesperson is associated.

Standard Class*
Commission (%)	—
Fee to Dealer
(annual rate of average daily net assets)	0.25%
* Your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.25% of average daily net assets applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

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The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

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Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

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The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

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A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Value Series
Year ended
12/31
Standard Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.490	$14.600	$12.830	$21.440	$22.980
Income (loss) from investment operations:
Net investment income[1]	0.382	0.323	0.351	0.438	0.472
Net realized and unrealized gain (loss)	1.191	1.926	1.838	(7.066)	(1.058)
Total from investment operations	1.573	2.249	2.189	(6.628)	(0.586)
Less dividends and distributions from:
Net investment income	(0.333)	(0.359)	(0.419)	(0.512)	(0.370)
Net realized gain on investments	—	—	—	(1.470)	(0.584)
Total dividends and distributions	(0.333)	(0.359)	(0.419)	(1.982)	(0.954)
Net asset value, end of period	$17.730	$16.490	$14.600	$12.830	$21.440
Total return[2]	9.54%	15.62%	17.96%	(33.42% )	(2.72% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,494	$390,861	$369,859	$330,717	$427,011
Ratio of expenses to average net assets	0.73%	0.75%	0.74%	0.71%	0.69%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.73%	0.75%	0.76%	0.76%	0.73%
Ratio of net investment income to average net assets	2.23%	2.18%	2.75%	2.69%	2.07%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.23%	2.18%	2.73%	2.65%	2.03%
Portfolio turnover	20%	15%	22%	38%	29%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162 PR-VIPVST [12/11] DG3 17615 (4/12)

DELAWARE VIP® TRUST

Delaware VIP Value Series
Service Class

Prospectus

April 29, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series summary	page 2
Delaware VIP Value Series	2

How we manage the Series	page 6
Our investment strategies	6
The securities in which the Series typically invests	6
The risks of investing in the Series	8
Disclosure of portfolio holdings information	9
Investment manager	9
Portfolio managers	9
Manager of managers structure	10
Who’s who	10

Important information about the Series	page 11
Share classes	11
Salesperson and life company compensation	11
Purchase and redemption of shares	12
Payments to intermediaries	12
Valuation of shares	12
Fair valuation	13
Frequent trading of Series shares	13
Dividends, distributions, and taxes	15
Certain management considerations	15

Financial highlights	page 16

Additional information	Back cover

SERIES SUMMARY
Delaware VIP® Value Series

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Value Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.08%
	Total annual series operating expenses	1.03%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after
	fee waivers and expense reimbursements	0.98%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 through April 30, 2013. The waiver may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver for the 1-year contractual period and the total operating expenses without the waiver for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$ 100
	3 years	$ 323
	5 years	$ 564
	10 years	$1,255

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 20% of the average value of its portfolio.

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WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Series will invest at least 80% of its net assets in securities of large-capitalization companies (the 80% policy). The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Series’ investment manager, Delaware Management Company (Manager), seeks to select securities that we believe are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company’s plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Series. The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Government/regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

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HOW HAS THE DELAWARE VIP® VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 17.64% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.89% for the quarter ended September 30, 2002.

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Delaware VIP Value Series – Service Class	9.26%	-0.91%	4.08%
Russell 1000® Value Index	0.39%	-2.64%	3.89%
(reflects no deduction for fees, expenses, or taxes)

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WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader	March 2004
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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HOW WE MANAGE THE SERIES

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objective. Delaware VIP® Value Series invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

  A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
  Favorable earning prospects and dividend yield;
  The financial condition of the issuer; and
  Various qualitative factors.

We may sell a security if we no longer believe that the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

The Series’ investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Series’ objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The securities in which the Series typically invests

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Please see the Series’ statement of additional information (SAI) for additional information about certain of the securities described below, as well as other securities in which the Series may invest.

Securities	How the Series uses them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	Generally, the Series invests 90% to 100% of its net assets in common stocks.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

The Series may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

American depositary receipts (ADRs): Receipts issued by a depositary (usually a U.S. bank) that represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.

The Series may invest in ADRs. We use them when we believe they offer better total return opportunities than U.S. securities.

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The securities in which the Series typically invests (continued)

Securities	How the Series uses them

Futures and options: Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered derivative securities.

If the Series owns stocks that have appreciated in price, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. We may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we have excess cash that we want to invest quickly.

Use of these strategies can increase the operating cost of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Series may use repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. We may enter into repurchase agreements in which the collateral is any security in which we may invest, but we normally use U.S. government securities as collateral. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series’ 10% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Series may invest up to 10% of its net assets in illiquid securities.

Borrowing from banks The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Series’ securities must provide collateral to the Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Series.

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Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How the Series strives to manage them

Market risk: The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements. Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

We limit the amount of the Series’ assets invested in any one industry and in any individual security. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

Foreign risk: The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Series’ portfolio in foreign corporations through ADRs. We do not presently intend to invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	The Series limits exposure to illiquid securities to no more than 10% of its net assets.

Counterparty risk: The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the series may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

The Series tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

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The risks of investing in the Series (continued)

Risks	How the Series strives to manage them

Government and regulatory risks: The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a series.

We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Series. We typically diversify the Series’ assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2011.

Portfolio managers

D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, and Kristen E. Bartholdson compose the portfolio management team that is responsible for making the day-to-day investment decisions for Delaware VIP® Value Series. Each member of the portfolio management team has an equal role in the management of the Series. Messrs. Nutt, Lombardi, and Vogel have been members of the Series’ portfolio management team since March 2004; Mr. Lalvani since October 2006; and Ms. Bartholdson since December 2008.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader
D. Tysen Nutt Jr. is a senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

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Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
 Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at MLIM. He joined MLIM’s Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
 Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Manager of managers structure

The Series and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Series’ Board, for overseeing the Series’ sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Series or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Series, the Manager may, in the future, recommend to the Series’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Series’ portfolio.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

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Board of trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fees the investment manager is entitled to receive.

On December 31, 2011, the Manager and its affiliates within Delaware Investments were managing, in the aggregate, in excess of $165 billion in assets in various institutional or separately managed investment company and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or “Rule 12b-1” fees. The Trust’s 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently limited to 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life companies with whom your variable contract salesperson is associated.

Service Class*
Commission (%)	—
Fee to Dealer (annual rate of average daily net assets)	0.30%
* Pursuant to the Series’ 12b-1 plan, your variable contract salesperson may be eligible to receive a fee at an annual rate of 0.30% of average daily net assets applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%; however, the Distributor has contracted to limit this amount to 0.25% from April 30, 2012 through April 30, 2013.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series’ net assets out of the Distributor’s or the affiliate’s own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

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Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at NAV (see “Valuation of shares”). Redemptions will be effected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of the Series) to certain affiliated or unaffiliated participating insurance companies, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares or insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated Variable Contract) over other investment options, including other Variable Contracts, shares of other mutual funds, or other investment options available under a particular Variable Contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

For more information, please see the SAI.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a series’ NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Series at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. For a series that invests in foreign securities, the series’ NAV may change on days when a shareholder will not be able to purchase or redeem portfolio shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value (see “Fair valuation,” below).

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Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Frequent trading of Series shares

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Series’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing. The Series will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term roundtrip is any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term roundtrip in a series within 90 rolling calendar days as a previous short-term roundtrip in that series, you may be considered a market timer. In determining whether market timing has occurred, the Series consider short-term roundtrips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy, at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Series’ contract owners. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require

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the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners that engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series will attempt to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Series’ policy, to shareholders investing in the Series through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Series. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Series shares and similar restrictions. The Series’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

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You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Series may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Series shares.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable insurance contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds

The Lincoln Profile Funds, a fund of funds, may invest in the Series and, from time to time, may place large purchase or redemption orders with the Series due to allocation or rebalancing requirements of the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Service Class (assuming reinvestment of all dividends and distributions). All “per share” information reflects financial results for a single Series share. Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information for the 2010 and 2011 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request by calling 800 523-1918. For the fiscal years prior to 2010, the Series’ prior independent registered public accounting firm audited the Series’ financial statements.

Delaware VIP® Value Series
				Year ended
					12/31
Service Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.470	$14.590	$12.810	$21.390	$22.940
Income (loss) from investment operations:
Net investment income[1]	0.338	0.286	0.319	0.397	0.415
Net realized and unrealized gain (loss)	1.188	1.921	1.839	(7.052)	(1.063)
Total from investment operations	1.526	2.207	2.158	(6.655)	(0.648)
Less dividends and distributions from:
Net investment income	(0.296)	(0.327)	(0.378)	(0.455)	(0.318)
Net realized gain on investments	—	—	—	(1.470)	(0.584)
Total dividends and distributions	(0.296)	(0.327)	(0.378)	(1.925)	(0.902)
Net asset value, end of period	$17.700	$16.470	$14.590	$12.810	$21.390
Total return[2]	9.26%	15.32%	17.65%	(33.57% )	(3.00% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$176,363	$144,978	$133,753	$105,992	$177,882
Ratio of expenses to average net assets	0.98%	1.00%	0.99%	0.96%	0.94%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.03%	1.05%	1.06%	1.06%	1.03%
Ratio of net investment income to average net assets	1.98%	1.93%	2.50%	2.44%	1.82%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.93%	1.88%	2.43%	2.35%	1.73%
Portfolio turnover	20%	15%	22%	38%	29%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website (www.delawareinvestments.com/vip/literature). The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website (www.sec.gov). You can get copies of this information, paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Series, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act File No. 811-05162

PR-VIPVSVC [12/11] DG3 17614 (4/12)

STATEMENT OF ADDITIONAL INFORMATION
April 29, 2012

DELAWARE VIP® TRUST
 P.O. Box 9876 Providence, RI 02940-8076 (regular mail)
4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

Series
Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP Limited-Term Diversified Income Series
Delaware VIP REIT Series
Delaware VIP Small Cap Value Series
Delaware VIP Smid Cap Growth Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

This Statement of Additional Information (“Part B”) supplements the information contained in the current prospectuses (the “Prospectuses”) of the Delaware VIP Trust (the “Trust”), each dated April 29, 2012, as they may be amended from time to time. This Part B should be read in conjunction with the Prospectuses for the variable contracts and the Trust. This Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust’s Prospectuses. The Trust’s Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA. The Trust’s financial statements and the notes relating thereto, the financial highlights, and the report of its independent registered public accounting firm all are incorporated by reference from each Series’ annual report (“Annual Report”) into this Part B. The Annual Reports will accompany any request for this Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

	Page		Page
Organization and Classification	2	Trading Practices and Brokerage	57
Investment Objectives, Restrictions, and Policies	2	Capital Structure	59
		Purchase and Redemption of Shares and
Investment Strategies and Risks	4	Offering Price	60
Disclosure of Portfolio Holdings Information	34	Distributions and Taxes	61
Management of the Trust	35	Financial Statements	71
Investment Manager and Other Service Providers	45	Principal Holders	71
Portfolio Managers	51	Appendix A – Description of Ratings	76

     The Trust is intended to meet a wide range of investment objectives through its 10 separate portfolios (each, a “Series”). Each Series offers two classes of shares, Standard Class and Service Class. The Series’ investment manager is Delaware Management Company (the “Manager”), which is a series of Delaware Management Business Trust.

     The shares of the Trust are sold only to separate accounts of life insurance companies (“life companies”) and the Lincoln Profile Funds. The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (“variable contracts”). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from their contract owners.

ORGANIZATION AND CLASSIFICATION

Organization
     The Trust was originally organized as a Maryland corporation in 1987 and was subsequently reorganized as a Delaware statutory trust on December 15, 1999.

Classification
     The Trust is an open-end management investment company. Each Series’ portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
     The Series’ investment objectives are described in the Prospectuses. Each Series’ investment objective is non-fundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (the “Board”) must approve any changes to non-fundamental investment objectives and a Series will notify shareholders at least 60 days prior to a material change in the Series’ investment objective.

Fundamental Investment Restrictions
     The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a “majority” of the respective Series’ outstanding shares, which is a vote by the holders of the lesser of: (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

     Each Series may not:

     1. With respect to each Series, except Delaware VIP® REIT Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. Delaware VIP REIT Series will concentrate its investments in the real estate industry. Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Nonfundamental Investment Restriction
     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Series will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board without shareholder approval: A Series may not invest more than 10% (15% for Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP U.S. Growth Series) of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

     Except for each Series’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

     In applying a Series’ fundamental policy concerning concentration described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Portfolio Turnover
     Portfolio trading will be undertaken principally to accomplish a Series’ investment objective. The Series are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Series’ investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Series’ investment objective.

     The portfolio turnover rate tells you the amount of trading activity in a Series’ portfolio. A turnover rate of 100% would occur, for example, if all of a Series’ investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Series’ shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In seeking to achieve its investment objective, a Series may hold securities for any period of time.

     The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series’ investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for Delaware VIP® Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP U.S. Growth, Delaware VIP Value, Delaware VIP Small Cap Value, and may exceed 100% for Delaware VIP Limited-Term Diversified Income, Delaware VIP Diversified Income, Delaware VIP High Yield, and Delaware VIP REIT Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater or lesser rate than anticipated.

     For the fiscal years ended December 31, 2010 and 2011, the Series’ portfolio turnover rates were approximately as follows:

	Year Ended	Year Ended
Series	December 31, 2010	December 31, 2011
Delaware VIP Diversified Income Series	237%	233%
Delaware VIP Emerging Markets Series	21%	16%
Delaware VIP High Yield Series	115%	78%
Delaware VIP International Value Equity Series	40%	47%
Delaware VIP Limited-Term Diversified Income Series	443%	432%
Delaware VIP REIT Series	181%	108%
Delaware VIP Small Cap Value Series	10%	17%
Delaware VIP Smid Cap Growth Series	37%	19%
Delaware VIP U.S. Growth Series	26%	43%
Delaware VIP Value Series	15%	20%

INVESTMENT STRATEGIES AND RISKS

     The Series’ investment objectives, strategies, and risks are described in the Prospectuses. Certain additional investment information is provided below. All investment strategies of the Series are nonfundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Asset-Backed Securities
     Delaware VIP Limited-Term Diversified Income Series and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms), or other loans or financial receivables currently available or which may be developed in the future. For Delaware VIP Limited-Term Diversified Income Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by Standard & Poor’s (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”)).

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Average Effective Duration
     The average effective duration of Delaware VIP Limited-Term Diversified Income Series will typically be between one and three years. This is considered a short to intermediate range duration.

     Some of the securities in the Series’ portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

     Instruments such as Ginnie Mae, Fannie Mae, Federal Home Loan Mortgage Corporation (“FHLMC”) securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series’ average effective duration, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Bank Obligations
     Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks; time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

     Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

     Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its State Branches. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

     Savings and loan associations whose CDs may be purchased by either Series are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Combined Transactions
     Certain Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Convertible Debt and Non-Traditional Equity Securities
     Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, Delaware VIP U.S. Growth, and Delaware VIP Value Series may invest in convertible and debt securities of issuers in any industry. With respect to Delaware VIP U.S. Growth Series, the Series’ investments in convertible bonds, preferred stocks, and convertible preferred stocks is limited to 20% of its net assets and, when aggregated with the Series’ investments in fixed income securities, such investments will not exceed 35% of its assets. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation’s capital structure and therefore entail less risk than the corporation’s common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock. A convertible security’s price depends on both its “investment value” (its value with the conversion privilege), and its “conversion value” (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security’s investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security’s value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security’s price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

     A convertible security’s price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company’s capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security’s price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

     Common stock acquired upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide the Series with opportunities which are consistent with the Series’ investment objectives and policies.

     The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series’ ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series’ portfolio and calculating its NAV. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody’s and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

     In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

     These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     These Series also may invest in other enhanced convertible securities. These include, but are not limited to, ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Credit Default Swaps
     Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Diversified Income Series, and Delaware VIP High Yield Series may enter into credit default swap ("CDS") contracts to the extent consistent with their respective investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Series might use CDS contracts to limit or to reduce the risk exposure of the Series to defaults of the issuer or issuers of the Series' portfolio holdings (i.e., to reduce risk when the Series owns or has exposure to such securities). A Series also might use CDS contracts to create or vary exposure to securities or markets or a tax management tool.

     CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. When the Series is the seller of protection, the aggregate notional amount (typically, the principal amount of the reference security or securities) of the Series’ investments in the CDS contracts will be limited to 10% of the Series' total net assets when we are selling protection on a security or purchasing protection on a security that the Series does not own (except the limit shall be 15% for Delaware VIP Limited-Term Diversified Income Series and Delaware VIP High Yield Series and the liquidity provisions will not apply to 144A securities for Delaware VIP Diversified Income Series). As the purchaser or seller of protection, a Series may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     Where a Series is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the credit default swap. To the extent that the Series, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (i) the reference security (or basket of securities), (ii) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (iii) the negotiated monetary value of the obligation, the Series will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the credit default swap or, where the Series does not own the reference security (or basket of securities), the Series will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Series, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the credit default swap, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. Whether a CDS requires a Series to cash settle its obligations or to net its obligations (i.e., offset its obligations against the obligations of the counterparty), the Series will designate on its books and records cash or liquid securities sufficient to cover its obligation under the CDS. All cash and liquid securities designated by the Series to cover its obligations under CDSs will be marked to market daily to cover these obligations.

     As the seller of protection in a CDS contract, a Series would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, a Series generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Series would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Series would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Series would have credit exposure to the reference security (or basket of securities). A Series will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract, a Series would pay a premium to the seller of protection. In return, a Series would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Series if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

     If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Series to terminate the CDS contract.

     Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Series’ potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Series’ potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Series will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Series would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Series thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Equity Securities
     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the NAV of the Series to fluctuate.

Equity Linked Securities
     Delaware VIP® Emerging Markets Series may invest a portion of its assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the Series as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Series invests in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.

     The Series deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Series receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Series might be unable to obtain its expected benefit. In addition, while the Series will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Series’ ability to enter into other transactions at a time when doing so might be advantageous.

     Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity linked securities may be considered illiquid and thus subject to the Series’ restrictions on investments in illiquid securities. See “Liquidity and Rule 144A Securities” below. In some instances, investments in equity linked securities may also be subject to the Series’ limitations on investing in investment companies; see “Investment Company Securities” below.

Eurodollar Instruments
     Certain Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Fixed Income Securities
     Delaware VIP Emerging Markets Series is permitted to invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions; the Series, however, does not anticipate investing, on a regular basis, more than 10% of its net assets in such fixed income securities. It may also invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities rated lower than BBB- by S&P and Baa3 by Moody’s or, if unrated, considered to be of equivalent quality. See “High Yield or Junk Bonds” below for more information.

     Delaware VIP Smid Cap Growth Series and Delaware VIP U.S. Growth Series may invest up to 20% of their respective assets in fixed income securities. Delaware VIP Smid Cap Growth Series and Delaware VIP U.S. Growth Series may also invest up to 15% and 10%, respectively, of the foregoing portion in noninvestment grade fixed income securities if the Manager believes that doing so would help a Series meet its investment objective. The Series may also invest in convertible bonds, preferred stocks and convertible preferred stock, provided that these investments, when aggregated with a Series’ investments in fixed income securities do not exceed 35% of such Series’ assets.

Foreign Securities
     To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series’ holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank, and the Asian Development Bank.

     Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country has inadequate exports or receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Depositary Receipts. Each Series may make foreign investments through the purchase and sale of sponsored or unsponsored American, European, global and similar types of depositary receipts (“Depositary Receipts”). Depositary Receipts are receipts often issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. “Sponsored” Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

     Foreign Currency Transactions. In connection with a Series’ investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

     Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

     When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series’ assets denominated in such foreign currency, the Series’ custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series’ total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series’ commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts
     Futures Contracts. Each of Delaware VIP Limited-Term Diversified Income, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, and Delaware VIP U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Delaware VIP Smid Cap Growth Series) or interest rates (except in the case of Delaware VIP Smid Cap Growth Series). In addition, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Smid Cap Growth, and Delaware VIP International Value Equity may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts, and foreign currency futures contracts are collectively referred to as “futures contracts.”) Such investment strategies will be used as a hedge and not for speculation.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series’ current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series’ securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series’ current or intended investments in fixed income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series’ portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series’ interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series’ cash reserve could then be used to buy long-term bonds on the cash market.

     Delaware VIP® Diversified Income, Delaware VIP Emerging Markets, and Delaware VIP International Value Equity Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, and Delaware VIP International Value Equity Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series’ loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, and Delaware VIP International Value Equity Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Series may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     Options on Futures Contracts. Each of Delaware VIP Limited-Term Diversified Income, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, and Delaware VIP U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series’ portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series’ portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series’ losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

     Lastly, it should be noted that the Trust on behalf of each Series has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Series’ operation. Accordingly, each Series is not subject to registration or regulation as a CPO.

High Yield or Junk Bonds
     Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield, Delaware VIP Limited-Term Diversified Income and Delaware VIP U.S. Growth Series may purchase high yield, high-risk securities, commonly known as “junk bonds.” These securities are rated lower than BBB- by S&P or Baa3 by Moody’s and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A – Description of Ratings.

     The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value their portfolio securities and the Series’ ability to dispose of these lower-rated debt securities.

     Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the Manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

     A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Initial Public Offerings (“IPOs”)
     For Delaware VIP Emerging Markets Series, Delaware VIP Smid Cap Growth Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series, under certain market conditions, the Series may invest in companies at the time of its respective IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate and Index Swaps
     Delaware VIP Limited-Term Diversified Income and Delaware VIP Diversified Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

     Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

     When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

     The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the LIBOR. The typical maximum term of an interest rate swap agreement ranges from one to 12 years. Index swaps tend to be shorter term, often for one year. With respect to Delaware VIP Limited-Term Diversified Income Series, the Manager presently intends to purchase swaps with maturities of six to 12 months, and in no event greater than 10 years.

     Delaware VIP Limited-Term Diversified Income and Delaware VIP Diversified Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

     Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund’s fixed income securities.

     If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

     The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

     Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

     The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series’ potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any – the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

     In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

     In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

     In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

     A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series’ payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series’ net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

     There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series may therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

     Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Internal Revenue Code.

Investment Company Securities
     The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. Under the 1940 Act’s current limitations, a Series may not (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of its total assets in the shares of any one investment company; nor (iii) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to investments in unregistered investment companies. However, none of the Series may operate as a “fund of funds,” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a “fund of funds.”

Liquidity and Rule 144A Securities
     In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP U.S. Growth Series, which may invest up to 15% of their respective net assets in illiquid securities). For Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Value Series, and Delaware VIP Smid Cap Growth Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, and Delaware VIP U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     While maintaining oversight, the Board has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Delaware VIP Limited-Term Diversified Income Series, Delaware VIP® Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP U.S. Growth Series). The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer, and whether the security is listed on an electronic network for trading the security).

     If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series’ holdings of illiquid securities exceed the Series’ 10% limit on investment in such securities (15% in the case of Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP U.S. Growth Series), the Manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Loans and Other Direct Indebtedness
     Delaware VIP Limited-Term Diversified Income Series, Delaware VIP Diversified Income Series, and Delaware VIP High Yield Series may purchase loans and other direct indebtedness. In purchasing a loan, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

     A Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loans and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand. These commitments may require a Series to increase its investment in a company at a time when that Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Series’ ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Series will purchase, the Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, a Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series’ portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Money Market Instruments
     Delaware VIP ® Limited-Term Diversified Income Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. The types of instruments which the Series may purchase are described below:

     1. U.S. Government Securities. Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

     2. U.S. Government Agency Securities. Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

     3. Bank Obligations. Certificates of deposit, bankers’ acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may not invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board without shareholder approval.

     4. Commercial Paper. Short-term promissory notes issued by corporations, colleges, universities and endowments which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody’s or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody’s.

     5. Short-term Corporate Debt. In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody’s or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Such securities may include securities issued by colleges, universities and endowments.

Mortgage-Backed Securities
     Delaware VIP Limited-Term Diversified Income, Delaware VIP Diversified Income, and Delaware VIP REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Delaware VIP REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

     Delaware VIP Limited-Term Diversified Income and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody’s) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

     Although the market for the foregoing securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity positions. Initially, the market participants’ concerns were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgaged-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Mortgage Dollar Rolls
     Certain Series may enter into mortgage “dollar rolls” in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series’ right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Municipal Obligations
     Certain Series may invest up to 25% of its assets in tax-free municipal securities, including general obligations and revenue issues, and tax-free commercial paper. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

     Certain Series may also purchase project notes issued by local agencies under a program administered by the United States Department of Housing and Urban Development. Project notes are secured by the full faith and credit of the United States.

     S&P and Moody’s rate the quality of many municipal securities. These ratings represent the opinions of S&P and Moody’s. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. The Series may purchase these securities if, at the time of purchase, a security or, as relevant, its issuer is rated in one of the two highest rating categories (e.g. for municipal bonds, AA or better by S&P or Aa or better by Moody’s; for tax-free commercial paper and short-term tax-free notes, A-2 or better by S&P or P-2 or better by Moody’s; and for state or municipal notes, MIG-2 or better by Moody’s) by at least two nationally recognized statistical rating organizations (or if rated by only one such organization, so rated by such organization). If the security or, as relevant, its issuer has not been rated, the Manager must determine that the security is comparable to securities that are rated in one of the two highest rating categories in accordance with the conditions with which money market funds must comply.

     See the Appendix for a description of municipal obligations ratings.

Options
     Each Series may write call options and purchase put options on a covered basis only. Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

     To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series’ ability to effectively hedge its securities. Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

     Covered Call Writing. Series may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Series’ investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

     A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options. A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

     A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Purchasing Call Options. Delaware VIP Limited-Term Diversified Income, Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series’ total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

     Options on Stock Indices. Delaware VIP Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, and Delaware VIP U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, Delaware VIP® Emerging Markets, Delaware VIP Smid Cap Growth, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, and Delaware VIP U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

     A Series’ ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series’ portfolio securities. Since a Series’ portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

     Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series’ ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

     A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

     Writing Covered Puts. Delaware VIP Limited-Term Diversified Income, Delaware VIP REIT, and Delaware VIP U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series’ portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only “covered” options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

     Closing Transactions. If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

     A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

     Options on Foreign Currencies. Delaware VIP® Diversified Income, Delaware VIP Emerging Markets, Delaware VIP International Value Equity, Delaware VIP REIT, and Delaware VIP U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is “covered” if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series’ custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Portfolio Loan Transactions
     Each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (iii) the Series must be able to terminate the loan after notice, at any time; (iv) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Series may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

     One major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Managers, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

     The cash collateral received by a Series in connection with securities lending may be invested by or on behalf of the Series. The earnings from collateral investments are typically shared among the Series, its securities lending agent, and the borrower. A Series may incur investment losses as a result of investing securities lending collateral.

Private Placements
     Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer’s securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer’s stock.

Real Estate Investment Trusts
     Delaware VIP REIT Series primarily invests in, and the Delaware VIP Diversified Income Series may invest in, real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or to maintain exemptions from the 1940 Act.

     The Series’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks – when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

     Repurchase Agreements
     Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Delaware VIP ® Emerging Markets and Delaware VIP International Value Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series’ risk is limited to the seller’s ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the Manager believes that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

     The Delaware Investments® Funds have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act (the “Order”) to allow certain Delaware Investments Funds to jointly invest cash balances. Each Series of the Trust (other than Delaware VIP Emerging Markets and Delaware VIP International Value Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements
     Certain Series are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series’ investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series’ earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

“Roll” Transactions
     Certain Series may engage in “roll” transactions. A “roll” transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities, or other high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series’ aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series’ portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series’ aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Securities of Companies in the Financial Services Industry
     Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

     In applying the gross revenue test, an issuer’s gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

     The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

Swaps, Caps, Floors, and Collars
     Certain Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Series will usually enter into swaps on a net basis, i.e. , the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Variable and Floating Rate Notes
     Variable rate master demand notes, in which certain Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

     A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series’ Manager under guidelines established by the Series’ Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series’ investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

     Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 15% of the Series’ total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series’ Manager under guidelines established by the Trust's Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See "Appendix A – Description of Ratings" for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

When-Issued, “When, As and If Issued” and Delayed Delivery Securities, and Forward Commitments
     Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

     Although the Series will only purchase securities on a when-issued, “when, as and if issued,” delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, “when, as and if issued,” delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Zero Coupon Bonds and Pay-In-Kind Bonds
     Delaware VIP® Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield, and Delaware VIP REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Special Risk Considerations
     Foreign Securities Risks. Certain Series have the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

     In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States’ generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

     Further, a Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     European Union Market Risks. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

     Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Series’ investments to the extent it invests in EU markets.

     In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Series. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

     The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Series may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries, including Greece, Ireland, Italy, Portugal, and Spain, in which a Series may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Series’ investments.

     For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

     Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

     The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting a Series’ investments to additional risks.

     Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced, and may continue to experience, substantial, and in some periods extremely high-rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

     Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Series is obligated to deliver.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Series provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Series’ Semiannual and Annual Reports to Shareholders and in the Series’ Form N-Q. The Series file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Contract owners may view the Series’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-550-8090.

     The Series may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants and ratings and ranking organizations.

     Each Series has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. This information is available publicly to any and all VIP Series investors free of charge by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Series’ shares, are generally treated similarly and are not provided with the Series’ portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Series are provided with the Series’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Series and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. In accordance with the policy, certain third-party service providers receive non-public portfolio holdings information on an ongoing basis in order to perform their duties on behalf of the Series. They are: the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Series’ independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and the proxy voting service. These entities are obligated to keep such information confidential.

     Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Series or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Series shares or in shares of the Series’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Series, Manager, nor any affiliate receives any compensation or consideration with respect to these agreements. The Trust disseminates portfolio holdings information pursuant to Nondisclosure Agreements to the following parties: Morningstar receives the Trust’s holdings quarterly within a 30-day lag; Lipper receives the Trust’s holdings quarterly with a minimum 30-day lag; and Lincoln National Life Insurance Company receives the Trust’s holdings semi-annually and forwards it to Arnerich & Messina and Ibbotson to support Lincoln business relationships with a minimum 30-day lag.

     To protect contract owners’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Series’ Chief Compliance Officer prior to such use.

     The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Series’ Chief Compliance Officer, which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
      The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of March 31, 2012, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Series.

     The Trust’s Trustees and principal officers are noted below along with their birth dates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birth date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has	74	Director and Audit
2005 Market Street	President, Chief	Trustee since	served in various		Committee
Philadelphia, PA	Executive	August 16,	executive capacities at		Member —
19103	Officer, and	2006	different times at		Kaydon Corp.
	Trustee		Delaware Investments.[2]
April 1963		President and			Board of
		Chief			Governors Member
		Executive			— Investment
		Officer since			Company Institute
		August 1,			(ICI)
2006
Finance Committee
Member — St.
John Vianney
Roman Catholic
Church

Board of Trustees
— Agnes Irwin
School

Member of
Investment
Committee —
Cradle of Liberty
Council, BSA
(2007–2010)

Name, Address, and Birth date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	74	Chairman of
2005 Market Street		2005	(March 2004–Present)		Investment
Philadelphia, PA 19103					Committee —
			Investment Manager —		Pennsylvania
October 1947			Morgan Stanley & Co.		Academy of Fine
			(January 1984–March 2004)		Arts

					Investment
					Committee and
					Governance
					Committee
					Member —
					Pennsylvania
					Horticultural
					Society

					Director — Bryn
					Mawr Bank Corp.
					(BMTC)
					(2007–2011)
John A. Fry	Trustee	Since January	President — Drexel University	74	Board of Governors
2005 Market Street		2001	(August 2010–Present)		Member – NASDAQ
Philadelphia, PA 19103					OMX PHLX LLC
			President —
May 1960			Franklin & Marshall College		Director and Audit
			(July 2002–July 2010)		Committee Member
					— Community
					Health Systems

					Director – U.S.
					SQUASH

					Director — Ecore
					International
					(2009–2010)

					Director — Allied
					Barton Securities
					Holdings
					(2005–2008)
Anthony D. Knerr	Trustee	Since April	Managing Director — Anthony	74	None
2005 Market Street		1990	Knerr & Associates (Strategic
Philadelphia, PA 19103			Consulting)
			(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer —	74	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
			(2002–2004)
June 1947

Name, Address, and Birth date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ann R. Leven	Trustee	Since October	Consultant —	74	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair
Philadelphia, PA 19103			(Financial Planning)		— Systemax Inc.
			(1983–Present)		(2001–2009)
November 1940

Director and Audit
Committee
Chairperson —
Andy Warhol
Foundation
(1999–2007)
Frances A. Sevilla-	Trustee	Since	Executive Advisor to Dean (since	74	Trust Manager –
Sacasa		September	August 2011) and Interim Dean		Camden Property
2005 Market Street		2011	(January 2011-July 2011) –		Trust
Philadelphia, PA 19103			University of Miami School of		(since August
			Business Administration		2011)
January 1956
			President – U.S. Trust, Bank of		Board of Trustees
			America Private Wealth		Thunderbird
			Management		School of Global
			(Private Banking)		Management
			(July 2007-December 2008)		(2007-2011)

			President and Director		Board of Trustees
			(November 2005-June 2007) and		Carrolton School
			Chief Executive Officer (April		of the Sacred Heart
			2007-June 2007) – U.S. Trust		(since 2007)
Company
			(Private Banking)		Board Member
Foreign Policy
Association
(since 2006)

Board of
Governors
Georgetown
Preparatory School
(2005-2011)

Board of
Governors
Miami City Ballet
(2000-2011)

Board of Trustees
St. Thomas
University
(2005-2011)
Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	74	Director and
2005 Market Street		1999	(January 2006–Present)		Audit Committee
Philadelphia, PA			Vice President — Mergers &		Member —
19103			Acquisitions		Okabena
			(January 2003–January 2006),		Company
July 1948			and Vice President
			(July 1995–January 2003)		Chair — 3M
			3M Corporation		Investment
Management
Company

Name, Address, and Birth date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Richard Zecher	Trustee	Since March	Founder —	74	Director and
2005 Market Street		2005	Investor Analytics		Compensation
Philadelphia, PA 19103			(Risk Management)		Committee
			(May 1999–Present)		Member —
July 1940					Investor Analytics
Founder —
			Sutton Asset Management		Director —
			(Hedge Fund)		Oxigene, Inc.
			(September 1996–Present)		(2003–2008)

Name, Address, and Birth date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorships Held by Trustee
Officers
David F. Connor	Vice President,	Vice President	David F. Connor has served as	74	None[3]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and	September	General Counsel at Delaware
	Secretary	2000 and	Investments since 2000.
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	74	None[3]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA 19103			times at Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	74	None[3]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA 19103	Counsel, and Chief	General	capacities at different times at
	Legal Officer	Counsel, and	Delaware Investments.
February 1966		Chief Legal
Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	74	None[3]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA 19103	Chief Financial	November	different times at Delaware
	Officer	2006	Investments.
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Series’ Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Manager, Distributor, and transfer agent.
[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Series.

     The following table shows each Trustee’s ownership of shares of the Series and of all Delaware Investments® Funds as of December 31, 2011.

Name	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas L. Bennett	None	$50,001- $100,000
John A. Fry	$10,001-$50,000	Over $100,000
(Delaware VIP REIT Series)
$10,001-$50,000
(Delaware VIP Smid Cap Growth
Series)
$50,00-$100,000
(Delaware VIP Value Series)
Anthony D. Knerr	None	$50,001- $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Frances A. Sevilla-	None	None
Sacasa
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	Over $100,000

     The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended December 31, 2011. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustees	Aggregate Compensation from the Trust	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex[1]
Thomas L. Bennett	$42,961	None	$228,750
John A. Fry	$35,388	None	$187,813
Anthony D. Knerr	$50,114	None	$266,750
Lucinda S. Landreth	$42,500	None	$226,250
Ann R. Leven	$39,203	None	$208,750
Thomas F. Madison[2]	$27,931	None	$145,500
Frances A. Sevilla-Sacasa[2]	$11,851	None	$66,250
Janet L. Yeomans	$44,000	None	$234,250
J. Richard Zecher	$38,236	None	$203,750

1	Effective January 1, 2012, each Independent Trustee/Director will receive an annual retainer fee of $135,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $20,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.
2	Mr. Madison retired from the Board effective September 1, 2011. Ms. Sevilla-Sacasa was elected to the Board effective September 1, 2011.

Board Leadership Structure

     Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

     Board Chairman: Mr. Coyne, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that having a representative of Fund management as its Chairman is beneficial to the Trust. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

     Coordinating Trustee: The Independent Trustees designate one of their members to serve as Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. The Coordinating Trustee also generally serves as a liaison among outside Trustees, the Chairman, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

     Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

     Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

     The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies, practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; Thomas L. Bennett; John A. Fry; and Frances A. Sevilla-Sacasa. The Audit Committee held five meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following five Independent Trustees: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; Anthony D. Knerr (ex officio); and Ann R. Leven. The Nominating and Corporate Governance Committee held six meetings during the Trust’s last fiscal year.

     In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

     Thomas L. Bennett — Mr. Bennett has over thirty years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

     John A. Fry — Mr. Fry has over twenty-five years of experience in higher education. He has served in senior management for two major institutions of higher learning. Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A from New York University. Mr. Fry has served on the Board since January 2001.

     Anthony D. Knerr — Currently the Coordinating Trustee, Dr. Knerr has over fifteen years in the financial management industry, having had responsibility for overseeing the finances and investments of two major universities and over twenty years of experience as a strategy consultant to universities and other non-profit institutions. He has served as the President and as a board member of numerous non-profit organizations and has taught at several universities. He received his Ph.D. from New York University and his M.A. and B.A. from Yale University. Dr. Knerr has served on the Board since April 1990.

     Lucinda S. Landreth — Ms. Landreth has over thirty-five years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several non-profit institutions. In addition to her B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

     Ann R. Leven — Ms. Leven has over thirty-five years of experience in financial management. She has held senior positions at major arts institutions overseeing finance and investments. She has also been a faculty member of a well-known business school and a director of two public companies. Ms. Leven served on the Board of Governors of the Investment Company Institute for eight years. She holds an A.B. degree in Liberal Arts from Brown University and an M.B.A. from Harvard University. Ms. Leven has served on the Board since October 1989 and served as Coordinating Trustee from 2004 through 2010.

     Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over thirty years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar denominated investors but also for investors outside the U.S. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive non-profit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

     Janet L. Yeomans — Ms. Yeomans has over twenty-eight years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans has significant broad-based financial experience, including global financial risk management and mergers and acquisitions. She has also served as a board member of a for-profit company. She holds degrees in Mathematics and Physics from Connecticut College and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

     J. Richard Zecher — Mr. Zecher has over thirty-five years of experience in the investment management industry. He founded a hedge fund investment advisory firm and a risk management consulting company. He also served as Treasurer of a money center New York bank. Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission. Mr. Zecher has served as a board member and board committee member of a for-profit company. He holds degrees in Economics from The Ohio State University. Mr. Zecher has served on the Board since March 2005.

     Patrick P. Coyne — Mr. Coyne has over twenty-five years of experience in the investment management industry. Mr. Coyne has managed funds, investment teams and fixed income trading operations. He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments. Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute. He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Coyne has served on the Board since August 2006.

     Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: J. Richard Zecher, Chairperson; John A. Fry; Ann R. Leven; and Frances A. Sevilla-Sacasa. The Investments Committee held four meetings during the Trust’s last fiscal year.

     Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

     The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees/Directors routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Trust with the Trustees/Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

      The Audit Committee looks at specific risk management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

     The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and fund expenses.

     Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board of Trustees’ approach to risk oversight will be able to minimize or even mitigate any particular risk. Each series of the Trust is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Codes of Ethics
      The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting
     The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Series. If and when proxies need to be voted on behalf of the Series, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Series. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Series.

     In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the Series and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Series, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust’s website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Series.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Series. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Series are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Series proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Series. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Series.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of the Series, subject to the supervision and direction of the Board. The Manager also provides investment management services to certain of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

     As of December 31, 2011, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $165 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd.. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services (“Macquarie”). Delaware Investments is the marketing name for DMHI and its subsidiaries.

     Prior to September 25, 2006, Mondrian Investment Partners Limited, located at Fifth Floor, 10 Gresham Street, London, England EC2V 7JD, acted as sub-advisor, furnished investment management services to Delaware VIP® Emerging Markets Series under the terms of a sub-advisory agreement with the Manager. Such services are provided subject to the supervision and direction of the Board.

     The Investment Management Agreement for each Series is dated January 4, 2010, and was approved by Series shareholders on November 12, 2009 for all Series. The Investment Management Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Series, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. It will terminate automatically in the event of its assignment.

     The management fee rate schedule for each Series is as follows:

Series	Management Fee Rate
Delaware VIP® Limited-Term Diversified	0.50% on the first $500 million
Income Series	0.475% on the next $500 million
0.45% on the next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware VIP Smid Cap Growth Series	0.75% on the first $500 million
Delaware VIP REIT Series	0.70% on the next $500 million
Delaware VIP Small Cap Value Series	0.65% on the next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP Diversified Income	0.65% on the first $500 million
Delaware VIP High Yield Series	0.60% on the next $500 million
Delaware VIP Value Series	0.55% on the next $1.5 billion
Delaware VIP U.S. Growth Series	0.50% on assets in excess of $2.5 billion
Delaware VIP Emerging Markets Series	1.25% on the first $500 million
1.20% on the next $500 million
1.15% on the next $1.5 billion
1.10% on assets in excess of $2.5 billion
Delaware VIP International Value Equity Series	0.85% on the first $500 million
0.80% on the next $500 million
0.75% on the next $1.5 billion
0.70% on assets in excess of $2.5 billion

     During the last three fiscal years, the Series paid the Manager the following advisory fees:

Series	December 31, 2009	December 31, 2010	December 31, 2011
Delaware VIP Diversified Income Series	$7,037,745 earned	$9,620,097 earned	$10,738,321 earned
	$7,037,745 paid	$9,620,097 paid	$10,738,321 paid
	$-0- waived	$-0- waived	$-0- waived
Delaware VIP Emerging Markets Series	$5,067,898 earned	$6,512,839 earned	$7,243,405 earned
	$5,019,838 paid	$6,512,839 paid	$7,243,405 paid
	$48,060 waived	$-0- waived	$-0- waived
Delaware VIP High Yield Series	$2,403,484 earned	$2,833,367 earned	$2,786,346 earned
	$2,373,496 paid	$2,833,367 paid	$2,786,346 paid
	$29,988 waived	$-0- waived	$-0- waived
Delaware VIP International Value Equity Series	$762,355 earned	$481,615 earned	$459,363 earned
	$733,125 paid	$481,615 paid	$443,660 paid
	$29,230 waived	$-0- waived	$15,703 waived
Delaware VIP Limited-Term Diversified Income	$1,217,426 earned	$2,803,569 earned	$4,193,333 earned
Series	$1,217,426 paid	$2,803,569 paid	$4,193.333 paid
	$-0- waived	$-0- waived	$-0- waived
Delaware VIP REIT Series	$1,716,488 earned	$2,310,734 earned	$2,692,212 earned
	$1,702,633 paid	$2,310,734 paid	$2,692,212 paid
	$13,855 waived	$-0- waived	$-0- waived
Delaware VIP Small Cap Value Series	$4,812,743 earned	$5,879,225 earned	$6,255,463 earned
	$4,812,743 paid	$5,879,225 paid	$6,255,463 paid
	$-0- waived	$-0- waived	$-0- waived
Delaware VIP Smid Cap Growth Series	$178,332 earned	$886,572 earned	$3,628,447 earned
	$178,332 paid	$886,572 paid	$3,628,447 paid
	$-0- waived	$-0- waived	$-0- waived
Delaware VIP U.S. Growth Series	$1,101,006 earned	$1,539,337 earned	$2,125,443 earned
	$1,101,006 paid	$1,539,337 paid	$2,125,443 paid
	$-0- waived	$-0- waived	$-0- waived
Delaware VIP Value Series	$2,855,146 earned	$3,210,391 earned	$3,398,823 earned
	$2,790,859 paid	$3,210,391 paid	$3,398,823 paid
	$64,287 waived	$-0- waived	$-0- waived

     Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Series are responsible for all of their own expenses. Among others, such expenses include the Series’ proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Service Class under its Rule 12b-1 Plan. The Distributor is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Series. See the Prospectuses for information on how to invest. Shares of the Series are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board of Trustees annually reviews fees paid to the Distributor.

     Plan under Rule 12b-1. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the “Plan”). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust’s beneficial contract owners.

     The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

     The maximum aggregate fee payable by the Trust under the Plan, and the Trust’s Distribution Agreement, on an annual basis, is 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers, and others for providing personal service and/or maintaining shareholder accounts).

     While payments pursuant to the Plan currently may not exceed 0.30% annually with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust’s Independent Trustees, who may reduce the fees or terminate the Plan at any time.

     All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plan and the Distribution Agreement, as amended, have been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of the Independent Trustees or by a majority vote of the Service Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class’ outstanding voting securities, as well as by a majority vote of the Independent Trustees who are not “interested persons.” Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees, including a majority of the Trust’s Independent Trustees who have no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of the Trust’s Independent Trustees must be made by the Trust’s existing Independent Trustees who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for its review.

     For the fiscal year ended December 31, 2011, Rule 12b-1 Plan payments from the Service Class of each Series were: $2,037,837 (Limited-Term Diversified Income Series); $898,454 (Emerging Markets Series); $350,210 (Smid Cap Growth Series); $758,118 (High Yield Series); $35 (International Value Equity Series); $391,008 (Value Series); $3,033,900 (Diversified Income Series); $422,733 (REIT Series); $1,469,826 (Small Cap Value Series); and $465,436 (U.S. Growth Series). Such amounts were used for the following purposes:

Series/Service Class	Broker Trails*	Wholesaler Expenses	Totals
VIP Diversified Income Series	$2,788,393	$245,507	$3,033,900
VIP Emerging Markets Series	$898,454	---	$898,454
VIP High Yield Series	$758,118	---	$758,118
VIP International Value Equity Series	---	---	---
VIP Limited-Term Diversified Income Series	$407,066	$1,630,771	$2,037,837
VIP REIT Series	$422,733	---	$422,733
VIP Small Cap Value Series	$1,469,826	---	$1,469,826
VIP Smid Cap Growth Series	$125,743	$256,870	$382,613
VIP U.S. Growth Series	$465,436	---	$465,436
VIP Value Series	$391,008	---	$391,008

*	The broker trail amounts listed in this row are principally based on payments made to broker-dealers monthly. However, certain brokers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers
     The Distributor and/or its affiliates may pay compensation at their own expense and not as an expense of the Series, to affiliated or unaffiliated participating insurance companies, brokers, dealers or other financial intermediaries (“Financial Intermediaries”) in connection with the sale or retention of Series shares or the sales of insurance products that contain the Series and/or the servicing of current and prospective owners of Variable Contracts (“distribution assistance”). For example, the Distributor may pay additional compensation to participating insurance companies for providing information about the Trust and its Series, the delivery of Trust documents and certain mailing and printing charges incurred by such insurance companies in connection with their services to Variable Contract owners. In addition, Financial Intermediaries may receive payments for various other purposes, including, but not limited to, promoting the sale of Series shares and the products that include Series shares; sub-accounting, administrative, or contract owner processing services; and for marketing and educational support. Such payments are in addition to any distribution fees and/or service fees that may be payable by the Series. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Series and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Series and/or some or all other Delaware Investments® Funds), the Series’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor or its affiliates.

     A significant purpose of these payments is to increase sales of the Series’ shares and the products that include Series shares. The Series’ Manager or its affiliates may benefit from the Distributor’s or an affiliate’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Series shares through such Financial Intermediaries.

Transfer Agent
      Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Series’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Series for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Series will pay, such compensation monthly. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     Each Series has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Series. For purposes of pricing, each Series will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

     BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Series. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Series or payment of redemptions. The proceeds of this investment program are used to offset the Series’ transfer agency expenses.

Fund Accountants
     The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Series. Those services include performing functions related to calculating the Series’ NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Series pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Series. Those services include overseeing the Series’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Series NAVs and performance data. For these services, the Series pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

     During the fiscal years ended December 31, 2009, 2010 and 2011, the Series paid the following amounts to BNY Mellon for fund accounting and financial administration services:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Series	12/31/09	12/31/10	12/31/11
Delaware VIP Diversified Income	$400,221	$558,164	$623,891
Series
Delaware VIP Emerging Markets	$141,901	$180,734	$200,217
Series
Delaware VIP High Yield Series	$129,760	$150,879	$147,269
Delaware VIP International Value	$31,391	$19,619	$18,566
Equity Series
Delaware VIP Limited-Term	$84,706	$195,875	$294,234
Diversified Income Series
Delaware VIP REIT Series	$80,103	$106,626	$123,316
Delaware VIP Small Cap Value	$228,137	$278,342	$294,733
Series
Delaware VIP Smid Cap Growth	$8,322	$39,842	$166,345
Series
Delaware VIP U.S. Growth Series	$59,285	$81,957	$112,330
Delaware VIP Value Series	$153,745	$171,121	$180,732

     During the fiscal years ended December 31, 2009, 2010 and 2011, the Series paid the following amounts to DSC for fund accounting and financial administration oversight services:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Series	12/31/09	12/31/10	12/31/11
Delaware VIP Diversified Income Series	$57,174	$80,466	$89,804
Delaware VIP Emerging Markets Series	$20,272	$26,054	$28,820
Delaware VIP High Yield Series	$18,537	$21,749	$21,198
Delaware VIP International Value Equity	$4,485	$2,828	$2,673
Series
Delaware VIP Limited-Term Diversified	$12,174	$28,166	$42,352
Income Series
Delaware VIP REIT Series	$11,443	$15,372	$17,750
Delaware VIP Small Cap Value Series	$32,591	$40,125	$42,425
Delaware VIP Smid Cap Growth Series	$1,189	$5,744	$23,943
Delaware VIP U.S. Growth Series	$8,469	$11,815	$16,168
Delaware VIP Value Series	$21,964	$24,667	$26,014

Custodian
     BNY Mellon also serves as custodian of each Series’ securities and cash. As custodian for the Series, BNY Mellon maintains a separate account or accounts for each Series; receives, holds, and releases portfolio securities on account of each Series; receives and disburses money on behalf of each Series; and collects and receives income and other payments and distributions on account of each Series’ portfolio securities. BNY Mellon also serves as the Series’ custodian for their investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed
       The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2011, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2011.

				Total Assets in
				Accounts with
	No. of		No. of Accounts with	Performance-
	Accounts	Total Assets Managed	Performance-Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$1.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	5	$238.2 million	0	$0
Kristen Bartholdson
Registered Investment	7	$2.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	30	$3.3 billion	1	$1.1 billion
Todd A. Bassion
Registered Investment	3	$296.7 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	16	$458.2 million	0	$0
Christopher S. Beck
Registered Investment	5	$2.0 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	10	$112.7 million	0	$0
Christopher J. Bonavico
Registered Investment	20	$6.9 billion	2	$1.5 billion
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	68	$7.2 billion	5	$643.7 million
Kenneth F. Broad
Registered Investment	6	$2.2 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	30	$1.3 billion	2	$231.8 million
Liu-Er Chen, CFA
Registered Investment	9	$3.4 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	14	$1.7 billion	0	$0

				Total Assets in
				Accounts with
	No. of		No. of Accounts with	Performance-
	Accounts	Total Assets Managed	Performance-Based Fees	Based Fees
Wen-Dar Chen
Registered Investment	3	$11.4 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	$437.8 million	0	$0
Thomas H. Chow
Registered Investment	12	$16.8 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	12	$4.2 billion	0	$0
Chuck M. Devereux
Registered Investment	3	$447.7 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Under $1 million	0	$0
Roger A. Early
Registered Investment	17	$20.9 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	44	$6.2 billion	2	$681.8 million
Christopher M. Ericksen
Registered Investment	14	$5.2 billion	2	$1.5 billion
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	43	$5.9 billion	3	$411.9 million
Patrick G. Fortier
Registered Investment	2	$529.1 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	5	Under $1 million	0	$0
Edward A. Gray
Registered Investment	5	$934.7 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	10	$458.2 million	0	$0
Paul Grillo
Registered Investment	21	$20.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	21	$2.1 billion	1	$645.6 million
Gregory M. Heywood
Registered Investment	2	$529.0 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Under $1 million	0	$0

				Total Assets in
				Accounts with
	No. of		No. of Accounts with	Performance-
	Accounts	Total Assets Managed	Performance-Based Fees	Based Fees
Nikhil G. Lalvani, CFA
Registered Investment	7	$2.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	27	$3.3 billion	1	$1.1 billion
Anthony A. Lombardi
Registered Investment	7	$2.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	29	$3.3 billion	1	$1.1 billion
Kevin P. Loome, CFA
Registered Investment	17	$15.7 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	14	$2.8 billion	0	$0
D. Tysen Nutt, Jr.
Registered Investment	8	$2.7 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	31	$3.3 billion	1	$1.1 billion
Daniel J. Prislin
Registered Investment	15	$5.2 billion	2	$1.5 billion
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	55	$6.5 billion	5	$643.7 million
Jeffrey S. Van Harte
Registered Investment	15	$5.2 billion	2	$1.5 billion
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	50	$6.5 billion	5	$543.7 million
Robert A. Vogel, Jr.
Registered Investment	7	$2.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	30	$3.3 billion	1	$1.1 billion
Babak Zenouzi
Registered Investment	16	$2.6 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	5	$238.3 million	0	$0
Brian McDonnell
Registered Investment	1	$24.8 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	63	$4.9 billion	1	$645.6 million

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Series and the investment action for such other fund or account and the Series may differ. For example, an account or fund may be selling a security, while another Series may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Series. Additionally, the management of multiple other funds or accounts and the Series may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Series. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

     Ten of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Small Cap Value (Beck). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The 3- and 5-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Focus Value Team (Nutt, Lombardi, Vogel, Lalvani, and Bartholdson): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The-3- and 5-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Real Estate Securities and Income Solutions Team (Zenouzi and Andres): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The 3- and 5-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Focus Growth Team (Van Harte, Prislin, Broad, Bonavico, Ericksen, Fortier, and Heywood): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

     The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

     Focus International Equity (Gray, Bassion): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3- and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The 3- and 5-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Emerging Markets (Chen): The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3- and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The 3- and 5-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Fixed Income Team (Chow, Chen, Grillo, Loome, Early, Devereux and McDonnell): An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to a Series’ Lipper or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Series Shares
      As of December 31, 2011, the portfolio managers owned no shares of the Series.

TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Series. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Series either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Series pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series pays a minimal share transaction cost when the transaction presents no difficulty.

     During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Series were as follows:

Series	2009	2010	2011
Delaware VIP Diversified Income Series	$20,117	$8,491	$24,745
Delaware VIP Emerging Markets Series	$622,753	$512,542	$214,825
Delaware VIP High Yield Series	$18,457	$2,026	$0
Delaware VIP International Value Equity Series	$116,473	$82,214	$67,170
Delaware VIP Limited-Term Diversified Income	$0	$19,779	$9,393
Series
Delaware VIP REIT Series	$1,631,171	$1,672,698	$1,074,164
Delaware VIP Small Cap Value Series	$600,344	$373,069	$589,500
Delaware VIP Smid Cap Growth Series	$81,173	$88,474	$147,234
Delaware VIP U.S. Growth Series	$121,314	$100,358	$182,557
Delaware VIP Value Series	$334,265	$245,719	$345,484

     Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

     As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Series paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no Series is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Series and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended December 31, 2011, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

	Portfolio	Brokerage
	Transactions	Commissions
	Amounts	Amounts
Delaware VIP Emerging Markets	$913,660,371	$98,872
Delaware VIP Smid Cap Growth Series	$41,442,176	$33,498
Delaware VIP International Value Equity Series	$712,584,539	$36,203
Delaware VIP REIT Series	$297,446,083	$433,864
Delaware VIP Small Cap Value Series	$111,169,478	$164,018
Delaware VIP U.S. Growth Series	$89,264,697	$64,865
Delaware VIP Value Series	$28,844,510	$29,471

     As of December 31, 2011, the Series held the following securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Series	Regular Broker/Dealer	Value
Delaware VIP Emerging Markets Series	Unibanco Holding	$5,196,800
	VTB Bank	$3,494,068
Delaware VIP Smid Cap Growth Series	Citigroup	$18,058,812
Delaware VIP Value Series	Citigroup	$15,620,880
	Bank of New York Mellon	$14,846,887

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Series expenses, such as custodian fees.

     The Series that invest in domestic equity securities (VIP Smid Cap Growth Series, VIP REIT Series, VIP Small Cap Value Series, VIP U.S. Growth Series, and VIP Value Series) may participate in a commission recapture program. Under the program and subject to seeking best execution as described above, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Series. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
     The Trust currently has authorized, and allocated to each Class of each Series, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Series. All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and non-assessable. Shares do not have preemptive rights. All shares represent an undivided proportionate interest in the assets of the Series, and each share class has the same voting and other rights and preferences as the other classes of the Series, except that shares of the Standard Class may not vote on any matter affecting the Service Class Plan under Rule 12b-1. General expenses of the Series will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Service Class’s Rule 12b-1 Plan will be allocated solely to that class.

     Prior to May 1, 2002, the Trust was known as the Delaware Premium Fund. Effective May 1, 2002, the name of each Series was changed to incorporate the new name of the Delaware VIP® Trust.

     The initial public offering date for the Delaware VIP Value, Delaware VIP High Yield, and Delaware VIP Limited-Term Diversified Income Series was July 28, 1988. The initial public offering date for Delaware VIP Smid Cap Growth Series (formerly, Delaware VIP Growth Opportunities) was July 2, 1991. Delaware VIP International Value Equity Series commenced operations on October 29, 1992. Delaware VIP Small Cap Value commenced operations on December 27, 1993. The initial public offering date for Delaware VIP Emerging Markets Series was May 1, 1997. Delaware VIP REIT Series commenced operations on May 4, 1998. Delaware VIP U.S. Growth Series commenced operations on November 15, 1999.

     The Delaware VIP Devon Series merged into Delaware VIP Value Series on April 25, 2003. Delaware VIP Diversified Income Series commenced operations on May 19, 2003.

Noncumulative Voting

     The Trust’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASE AND REDEMPTION OF SHARES AND OFFERING PRICE

Purchasing Shares
     Each Series reserves the right to refuse the purchase side of an exchange request by any person or group if, in the Manager’s judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous orders affecting significant portions of the Series’ assets.

Redeeming Shares
     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued pursuant to the Trust’s Valuation Procedures. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of a Series’ NAV during any 90-day period for any one shareholder.

Offering Price
     The offering price of shares is the NAV per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Series will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the NYSE’s time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

     The NAV per share for each share class of each Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Series’ total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Series’ pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are converted to U.S. dollars at the mean between the bid and offer quotations of such currencies against U.S. dollars based on rates in effect that day as of the close of the New York Stock Exchange. Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Each class of a Series will bear, pro rata, all of the common expenses of that Series. The NAVs of all outstanding shares of each class of a Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Series represented by the value of shares of that class. All income earned and expenses incurred by a Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class’ percentage in the Series represented by the value of shares of such class, except that the Standard Class shares will not incur any of the expenses under the Service Class’s 12b-1 Plan and the Service Class Shares alone will bear any 12b-1 Plan expenses payable under its 12b-1 Plan. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of the Series will vary.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
     The following supplements the information in the Prospectuses.

     The policy of the Trust is to distribute substantially all of each Series’ net investment income and net realized capital gains, if any, in the amount and at times that will avoid a Series incurring any material amounts of federal income or excise taxes.

     Each Class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the Service Class of each Series alone will incur distribution fees under its respective Rule 12b-1 Plan.

     All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Series at NAV.

TAXES

     The following is a summary of certain additional tax considerations generally affecting a Series (sometimes referred to as “the Series”). Because shares of the Series are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

     This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Series and its shareholders. Any of these changes or court decisions may have a retroactive effect.

     This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Series selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

     Taxation of the Series. The Series has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Series so qualifies, the Series will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     In order to qualify for treatment as a regulated investment company, the Series must satisfy the following requirements:

  Distribution Requirement — the Series must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Series after the close of its taxable year that are treated as made during such taxable year).

  Income Requirement — the Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

  Asset Diversification Test — the Series must satisfy the following asset diversification test at the close of each quarter of the Series’ tax year: (1) at least 50% of the value of the Series’ assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Series has not invested more than 5% of the value of the Series’ total assets in securities of an issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Series’ total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Series controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

     In some circumstances, the character and timing of income realized by the Series for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Series’ ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Series may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Series’ income and performance. In lieu of potential disqualification, the Series is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Series with respect to which the extended due date of the return is after December 22, 2010.

     The Series may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Series uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Series shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Series’ allocation is improper and that the Series has under-distributed its income and gain for any taxable year, the Series may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Series fails to satisfy the Distribution Requirement, the Series will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

     If for any taxable year the Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Series’ current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Series’ income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Series will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Series may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Series as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Capital loss carryovers. The capital losses of the Series, if any, do not flow through to shareholders. Rather, the Series may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Series has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Series' net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Series' next taxable year, and the excess (if any) of the Series' net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series' next taxable year. Any such net capital losses of the Series that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Series in succeeding taxable years. However, for any net capital losses realized in taxable years of the Series beginning on or before December 22, 2010, the Series is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Series. An ownership change generally results when shareholders owning 5% or more of the Series increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Series beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Series’ ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Series’ shareholders could result from an ownership change. The Series undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Series’ control, there can be no assurance that the Series will not experience, or has not already experienced, an ownership change. Additionally, if the Series engages in a tax-free reorganization with another Series, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Series of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Series, or vice versa, thereby reducing the tax benefits Series shareholders would otherwise have enjoyed from use of such capital loss carryovers.

     Deferral of late year losses. The Series may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Series distributions for any calendar year (see, “Taxation of Series Distributions - Distributions of capital gains” below). A "qualified late year loss" includes:

  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Series with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

     Undistributed capital gains. The Series may retain or distribute to shareholders its net capital gain for each taxable year. The Series currently intends to distribute net capital gains. If the Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Series elects to retain its net capital gain, it is expected that the Series also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Series on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Federal excise tax. To avoid a 4% non-deductible excise tax, the Series must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Series intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Series having to pay an excise tax. However, in any calendar year in which the investment made by the Manager and its affiliates in the Series does not exceed $250,000, the Series may qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Series that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.

     Foreign income tax. Investment income received by the Series from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Series. The United States has entered into tax treaties with many foreign countries which entitle the Series to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known. Under certain circumstances, the Series may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

     Special Rules Applicable to Variable Contracts. The Series intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (segregated asset account). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts. The Series intends to comply with these diversification requirements.

     Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. Generally, the investments of a segregated asset account are considered to be adequately diversified for purposes of Section 817(h) of the Internal Revenue Code if no more than 55 percent of the value of the total assets of the account is represented by any one investment; no more than 70 percent by any two investments; no more than 80 percent by any three investments; and no more than 90 percent by any four investments.

     Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Series. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

  All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

  Public access to such investment company is available exclusively through the purchase of a variable contract.

     As provided in their offering documents, all the beneficial interests in the Series is held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Series (and any corresponding regulated investment company such as a fund-of-funds that invests in the Series) is available solely through the purchase of a variable contract. Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Series is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

     The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.

     Taxation of Series Distributions. The Series anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

     Distributions of net investment income. The Series receives ordinary income generally in the form of dividends and/or interest on its investments. The Series may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Series, constitutes the Series' net investment income from which dividends may be paid to the separate account. In the case of a Series whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. See the discussion below under the headings, “— Dividends-received deduction for corporations.”

     Distributions of capital gains. The Series may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Series (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series.

     Returns of capital. Distributions by the Series that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in their Series shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Series shares. Return of capital distributions can occur for a number of reasons including, among others, the Series over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

     Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Series may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Series from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

     Pass-through of foreign tax credits. If more than 50% of the Series’ total assets at the close of a fiscal year is invested in foreign securities, the Series may elect to pass through to the Series’ shareholders their pro rata share of foreign taxes paid by the Series. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Series due to certain limitations that may apply. The Series reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Series. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

     Tax credit bonds. If the Series holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Series may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Series. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Series is eligible to pass through tax credits to shareholders, the Series may choose not to do so.

     Consent dividends. The Series may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Series to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Series.

     Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Series’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

     Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Series.

     In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

     Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

     Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

     Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

     The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

     In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

     Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

     Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

     PFIC investments . A fund may invest in stocks of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

     Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” below with respect to certain other tax aspects of investing in U.S. REITs.

     Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

     Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

     These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

     Investments in partnerships and QPTPs . For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Series.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

     Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, “Taxation of the Series.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Internal Revenue Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

     Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

     Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

     Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

     Effect of Future Legislation; Local Tax Considerations . The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Series.

     Tax Consequences To Contract Holders. Since shareholders of the Series will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Series’ Annual Report. The Series’ Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, for the fiscal year ended December 31, 2011, are included in the Series’ Annual Report to shareholders. The financial statement information for fiscal years ended prior to December 31, 2010 were audited by the Trust’s prior independent registered public accounting firm. The financial statements and financial highlights, the notes relating thereto and the reports of PricewaterhouseCoopers LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

     The Series’ classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Shareholders (i.e., the insurance company separate accounts) will exercise voting rights attributable to shares they own in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, shareholders do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares. Moreover, to the extent that contract holders do not provide voting instructions to a shareholder, the shareholder will generally vote such contract holders’ shares in the same proportion as the votes received from other contract holders (so called “echo voting”). The effect of this proportional voting is that a small number of contract holders may determine the outcome of a vote.

     As of March 31, 2012, management believes the following accounts held 5% of record or more of the outstanding shares of each class of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust’s shares.

     As detailed below, a single shareholder may hold, either directly or indirectly, a 25% or more of the shares of a particular Series (or a class of the Series) and is therefore considered a “control person” of the Series (or class of the Series) for purposes of the 1940 Act. As a control person, such shareholder may possess the ability to control the outcome of matters submitted to the vote of the shareholders.

Series Name	Class	Shareholder Address	Percentage of Series
DELAWARE VIP LIMITED- TERM DIVERSIFIED INCOME SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	76.34%
	STANDARD	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	20.09%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	97.54%
DELAWARE VIP DIVERSIFIED INCOME SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	60.92%
	STANDARD	MAC & CO FBO LVIP MODERATE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	17.37%
	STANDARD	MAC & CO FBO LVIP MOD AGGRESSIVE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	9.55%
	STANDARD	MAC & CO FBO LVIP CONSERVATIVE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	7.03%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	95.74%
DELAWARE VIP EMERGING MARKETS SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	74.16%
	STANDARD	HARTFORD LIFE INSURANCE CO SEP ACCT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	17.61%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	90.32%
DELAWARE VIP VALUE SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	64.58%
	STANDARD	MAC & CO FBO LVIP MODERATE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	13.42%
	STANDARD	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	8.92%

Series Name	Class	Shareholder Address	Percentage of Series
	STANDARD	MAC & CO FBO LVIP MOD AGGRESSIVE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	8.67%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	95.25%
DELAWARE VIP SMID CAP GROWTH SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	87.72%
	STANDARD	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	8.60%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	87.93%
	SERVICE	LINCOLN LIFE ANNUITY OF NY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	5.04%
DELAWARE VIP HIGH YIELD SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	80.92%
	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	8.80%
	STANDARD	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	5.23%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	94.63%
	SERVICE	LINCOLN LIFE ANNUITY OF NY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	5.37%
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	STANDARD	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	76.46%
	STANDARD	TIAA CREF LIFE SEPARATE ACCOUNT VA-1 LIFE INSURANCE CO 8500 ANDREW CARNEGIE BLVD # E3/N6 CHARLOTTE NC 28262-8500	11.36%

Series Name	Class	Shareholder Address	Percentage of Series
	STANDARD	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (SE2) SECURITY BENEFIT GROUP 440 LINCOLN ST WORCESTER MA 01653-0002	5.17%
	SERVICE	COMMONWEALTH ANNUITY & LIFE INSURANCE CO (SE2) SUITE 210 132 TURNPIKE ROAD SOUTHBOROUGH MA 01772	100.00%
DELAWARE VIP REIT SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	94.58%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	85.87%
	SERVICE	LINCOLN LIFE ANNUITY OF NY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	10.82%
DELAWARE VIP SMALL CAP VALUE SERIES	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	70.18%
	STANDARD	METLIFE INSURANCE COMPANY OF CT ATTN: SHAREHOLDER ACCOUNTING DEPT 1 CITY PL HARTFORD CT 06103-3432	10.14%
	STANDARD	GREAT-WEST LIFE & ANNUITY COMPANY ATTN INVESTMENT DIVISION 2T2 SCHWAB SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	6.04%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	94.75%
DELAWARE VIP U.S. GROWTH SERIES	STANDARD	MAC & CO FBO LVIP MODERATE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	44.65%
	STANDARD	MAC & CO FBO LVIP MOD AGGRESSIVE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	29.41%

Series Name	Class	Shareholder Address	Percentage of Series
	STANDARD	MAC & CO FBO LVIP CONSERVATIVE PROFILE ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	16.13%
	STANDARD	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	6.60%
	SERVICE	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	98.08%

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
     Excerpts from Moody’s description of its bond ratings: Aaa --judged to be the best quality. They carry the smallest degree of investment risk; Aa --judged to be of high quality by all standards; A --possess favorable attributes and are considered “upper medium” grade obligations; Baa --considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba --judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B --generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa --are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca --represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C --the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     For rating categories Aa to Caa, Moody’s includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively.

     Excerpts from S&P’s description of its bond ratings: AAA --highest grade obligations; extremely strong capacity to pay principal and interest; AA --also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A --strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB --regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C --regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D --in default.

     Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

     Excerpts from Fitch IBCA, Inc.’s description of its ratings: AAA --ratings denote the lowest expectation of credit risk. AA--ratings denote a very low expectation of credit risk. A --ratings denote a low expectation of credit risk. BBB --ratings indicate that there is currently a low expectation of credit risk. BB --ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. B --ratings indicate that significant credit risk is present, but a limited margin of safety remains. CC --ratings indicate that default of some kind appears probable. C --ratings signal imminent default.

     The ratings of obligations in the default category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD--obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD--indicates potential recoveries in the range of 50% - 90% and D--the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Commercial Paper
     Excerpts from S&P’s description of its two highest commercial paper ratings: A-1 —degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2 —capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

     Excerpts from Moody’s description of its two highest commercial paper ratings: P-1—superior quality; P-2—strong quality.

     Excerpts from Fitch IBCA, Inc.’s description of its highest ratings: F-1+--Exceptionally strong quality; F-1 -- Very strong quality; F-2 -- Good credit quality.

PART C

Delaware VIP® Trust
File Nos. 033-14363/811-05162
Post-Effective Amendment No. 58

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Amended and Restated Agreement and Declaration of Trust (August 22, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

(i) Certificate of Amendment (November 15, 2006) to the Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007.

(ii) Certificate of Amendment (February 26, 2009) to the Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 51 filed July 8, 2009.

(iii) Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 12, 2010.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

(i) Amendment No. 1 (March 2002) to Certificate of Trust incorporated into this filing by reference to Post-Effective Amendment No. 36 filed April 30, 2002.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement and Declaration of Trust. Articles III, IV, V, and VI of the Amended and Restated Agreement and Declaration of Trust (August 22, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

		(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007.

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant, on behalf of each Fund, incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 12, 2010.

1

(e)	Underwriting Contracts.

	(1)	Distribution Agreements.

		(i)	Executed Amended and Restated Distribution Agreement (January 4, 2010) between Delaware Distributors, L.P. and the Registrant, on behalf of each Fund, attached as Exhibit No. EX-99.e.1.i.

		(ii)	Executed Amendment No. 1 (June 24, 2011) to Schedule I to the Distribution Agreement attached as Exhibit No. EX-99.e.1.ii.

		(iii)	Executed Distribution Expense Limitation Letter (April 2012) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.e.1.iii.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed February 13, 2009.

	(2)	Executed Securities Lending Authorization (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed April 15, 2008.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed April 15, 2011.

		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 55 filed April 29, 2010.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

		(ii)	Executed Schedule B (July 18, 2011) to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.

		(iii)	Executed Schedule A (May 20, 2003) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 41 filed April 29, 2004.

	(2)	Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed April 15, 2008.

2

(3) Executed Fund Accounting and Financial Administration Oversight Agreement (January 4, 2010) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-14 filed October 19, 2010.

(i) Amendment No. 2 (January 31, 2011) to Schedule A of the Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed April 15, 2011.

	(i)	Legal Opinion. Opinion and Consent of Counsel (May 14, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

	(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (April 2012) attached as Exhibit No. EX-99.j.

	(k)	Omitted Financial Statements. Not applicable.

	(l)	Initial Capital Agreements. Not applicable.

	(m)	Rule 12b-1 Plan.

(1) Plan under Rule 12b-1 for Service Class (April 19, 2001) attached as Exhibit No. EX-99. m.1.

	(n)	Rule 18f-3 Plan.

(1) Plan under Rule 18f-3 (November 16, 2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

	(o)	Reserved.

	(p)	Codes of Ethics.

(1) Code of Ethics for the Delaware Investments’ Family of Funds (December 1, 2011) attached as Exhibit No. EX-99.p.1.

(2) Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (December 1, 2011) attached as Exhibit No. EX-99.p.2.

	(q)	Other.

(1) Powers of Attorney (May 17, 2007) incorporated into this filing by reference to Post-Effective Amendment No. 47 filed April 15, 2008.

(2) Power of Attorney (September 1, 2011) attached as Exhibit No. EX-99.q.2.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.

Item 30.

Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post Effective Amendment No. 46 filed April 27, 2007. Article VI of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

3

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the [Trust]’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Patrick P. Coyne	President	Chairman/President/Chief	Mr. Coyne has served in various
		Executive Officer	executive capacities within
Delaware Investments

Director– Kaydon Corp.
Michael J. Hogan	Executive Vice	Executive Vice	Mr. Hogan has served in
	President/Head of Equity	President/Head of Equity	various executive capacities
	Investments	Investments	within Delaware Investments
See Yeng Quek	Executive Vice	Executive Vice	Mr. Quek has served in various
	President/Managing	President/Managing	executive capacities within
	Director/Head of Fixed	Director, Fixed Income	Delaware Investments
Income Investments

Philip N. Russo	Executive Vice	None	Mr. Russo has served in various
	President/Chief		executive capacities within
	Administrative Officer		Delaware Investments
Joseph R. Baxter	Senior Vice	Senior Vice	Mr. Baxter has served in
	President/Head of	President/Head of	various capacities within
	Municipal Bond	Municipal Bond	Delaware Investments
	Department/Senior	Department/Senior
	Portfolio Manager	Portfolio Manager

4

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Christopher S. Beck	Senior Vice President/	Senior Vice President/	Mr. Beck has served in various
	Chief Investment Officer—	Chief Investment Officer,	capacities within Delaware
	Small Cap Value Equity	Small Cap Value Equity	Investments
Michael P. Buckley	Senior Vice	Senior Vice	Mr. Buckley has served in
	President/Portfolio	President/Portfolio	various capacities within
	Manager/Director of	Manager/Director of	Delaware Investments
	Municipal Research	Municipal Research
Stephen J. Busch	Senior Vice President/	Senior Vice President/	Mr. Busch has served in various
	Investment Accounting	Investment Accounting	capacities within Delaware
Investments
Michael F. Capuzzi	Senior Vice President/	Senior Vice President/	Mr. Capuzzi has served in
	Investment Systems	Investment Systems	various capacities within
Delaware Investments
Lui-Er Chen	Senior Vice President/	Senior Vice President/	Mr. Chen has served in various
	Chief Investment Officer,	Chief Investment Officer,	capacities within Delaware
	Emerging Markets and	Emerging Markets and	Investments
	Healthcare	Healthcare
Thomas H. Chow	Senior Vice	Senior Vice	Mr. Chow has served in various
	President/Senior Portfolio	President/Senior Portfolio	capacities within Delaware
	Manager	Manager	Investments
Stephen J. Czepiel	Senior Vice	Senior Vice	Mr. Czepiel has served in
	President/Senior Portfolio	President/Senior Portfolio	various capacities within
	Manager	Manager	Delaware Investments
Chuck M. Devereux	Senior Vice	Senior Vice President/	Mr. Devereux has served in
	President/Director of	Director of Credit	various capacities within
	Credit Research	Research	Delaware Investments
Roger A. Early	Senior Vice President/	Senior Vice President/ Co-	Mr. Early has served in various
	Co-Chief Investment	Chief Investment Officer—	capacities within Delaware
	Officer—Total Return Fixed	Total Return Fixed	Investments
	Income Strategy	Income Strategy
Stuart M. George	Senior Vice	Senior Vice	Mr. George has served in
	President/Head of Equity	President/Head of Equity	various capacities within
	Trading	Trading	Delaware Investments
Edward Gray	Senior Vice	Senior Vice	Mr. Gray has served in various
	President/Chief	President/Chief	capacities within Delaware
	Investment Officer—	Investment Officer—	Investments
	International Value Equity	International Value Equity
Paul Grillo	Senior Vice President/ Co-	Senior Vice President/ Co-	Mr. Grillo has served in various
	Chief Investment Officer—	Chief Investment Officer—	capacities within Delaware
	Total Return Fixed	Total Return Fixed	Investments
	Income Strategy	Income Strategy
Sharon Hill	Senior Vice President/	Senior Vice President/	Ms. Hill has served in various
	Head of Equity	Head of Equity	capacities within Delaware
	Quantitative Research and	Quantitative Research and	Investments
	Analytics (Senior VP	Analytics
since March 2011)
James L. Hinkley	Senior Vice President/	Senior Vice President/	Mr. Hinkley has served in
	Head of Product	Head of Product	various capacities within
	Management (since June	Management (since May	Delaware Investments since
	2010)	2011)	2005

5

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Kevin P. Loome	Senior Vice	Senior Vice	Mr. Loome has served in
	President/Senior Portfolio	President/Senior Portfolio	various capacities within
	Manager/Head of High	Manager/Head of High	Delaware Investments
	Yield Investments	Yield Investments
Christopher McCarthy	Senior Vice	None	Mr. McCarthy has served in
	President/Financial		various capacities within
	Institutions Sales (since		Delaware Investments
June 2010)
Timothy D. McGarrity	Senior Vice	None	Mr. McGarrity has served in
	President/Financial		various capacities within
	Services Officer		Delaware Investments
Francis X. Morris	Senior Vice	Senior Vice	Mr. Morris has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer Core	Investment Officer–Core	Delaware Investments
	Equity	Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/	Mr. Murray has served in
	Chief Compliance Officer	Chief Compliance Officer	various capacities within
Delaware Investments
Susan L. Natalini	Senior Vice	Senior Vice	Ms. Natalini has served in
	President/Head of Equity	President/Head of Fixed	various capacities within
	and Fixed Income	Income and Equity	Delaware Investments
	Business Operations	Business Operations
(Since May 2011)
D. Tysen Nutt	Senior Vice President/	Senior Vice President/	Mr. Nutt has served in various
	Senior Portfolio	Senior Portfolio	capacities within Delaware
	Manager/Team Leader	Manager/Team Leader	Investments
Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Structured	President/Structured	various capacities within
	Products and Derivatives	Products and Derivatives	Delaware Investments
David P. O’Connor	Senior Vice	Senior Vice	Mr. O’Connor has served in
	President/Strategic	President/Strategic	various executive capacities
	Investment Relationships	Investment Relationships	within Delaware Investments
	and Initiatives/General	and Initiatives/General
	Counsel	Counsel	Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General
Counsel/Chief Legal Officer–
Optimum Fund Trust
Richard Salus	Senior Vice President/	Senior Vice	Mr. Salus has served in various
	Controller/Treasurer	President/Chief Financial	capacities within Delaware
		Officer	Investments

Senior Vice President/Chief
Financial Officer–Optimum
Fund Trust
Jeffrey S. Van Harte	Senior Vice	Senior Vice	Mr. Van Harte has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer Focus	Investment Officer—	Delaware Investments
	Growth Equity	Focus Growth Equity

6

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Alex W. Wei	Senior Vice	None	Mr. Wei has served in various
	President/Head of		capacities within Delaware
	Structured Credit		Investments since 2001
Investment/Chief
Quantitative Analyst
(since Feb. 2010)
Babak Zenouzi	Senior Vice President/	Senior Vice President/	Mr. Zenouzi has served in
	Chief Investment Officer—	Chief Investment Officer,	various capacities within
	REIT Equity	Real Estate and Income	Delaware Investments
Securities
Gary T. Abrams	Vice President/Senior	Vice President/Senior	Mr. Abrams has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments
Christopher S. Adams	Vice President/Portfolio	Vice President/Portfolio	Mr. Adams has served in
	Manager/Senior Equity	Manager/Senior Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Damon J. Andres	Vice President/Senior	Vice President/Senior	Mr. Andres has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Wayne A. Anglace	Vice President/ Research	Vice President/Research	Mr. Anglace has served in
	Analyst/Convertible Bond	Analyst/Convertible Bond	various capacities within
	Trader	Trader	Delaware Investments
Margaret MacCarthy Bacon	Vice President/Investment	Vice President/Investment	Ms. Bacon has served in various
	Specialist	Specialist	capacities within Delaware
Investments
Patricia L. Bakely	Vice President/Assistant	Vice President/Assistant	Ms. Bakely has served in
	Controller	Controller (Since May	various capacities within
		2011)	Delaware Investments
Kristen E. Bartholdson	Vice President/Portfolio	Vice President/Portfolio	Ms. Bartholdson has served in
	Manager	Manager	various capacities within
Delaware Investments
Todd Bassion	Vice President/ Portfolio	Vice President/Portfolio	Mr. Bassion has served in
	Manager	Manager	various capacities within
Delaware Investments
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)	Ms. Bennick has served in
	Reporting	Reporting	various capacities within
Delaware Investments
Richard E. Biester	Vice President/Equity	Vice President/Equity	Mr. Biester has served in
	Trader	Trader	various capacities within
Delaware Investments
Sylvie S. Blender	Vice President/ Financial	None	Ms. Blender has served in
	Institutions Client		various capacities within
	Services (since June 2010)		Delaware Investments since
2007
Christopher J. Bonavico	Vice President/Senior	Vice President/Senior	Mr. Bonavico has served in
	Portfolio Manager/Equity	Portfolio Manager/Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Zoe Bradley	Vice President/Fixed	None	Ms. Bradley has served in
	Income Product Specialist		various capacities within
Delaware Investments
Vincent A. Brancaccio	Vice President/Senior	Vice President/Senior	Mr. Brancaccio has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments

7

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Kenneth F. Broad	Vice President/Senior	Vice President/Senior	Mr. Broad has served in various
	Portfolio Manager/Equity	Portfolio Manager/Equity	capacities within Delaware
	Analyst	Analyst	Investments
Kevin J. Brown	Vice President/	Vice President/	Mr. Brown has served in
	Senior Investment	Senior Investment	various capacities within
	Specialist	Specialist	Delaware Investments
Mary Ellen M. Carrozza	Vice President/Client	Vice President/Client	Ms. Carrozza has served in
	Services	Services	various capacities within
Delaware Investments
Steven G. Catricks	Vice President/ Senior	Vice President/ Portfolio	Mr. Catricks has served in
	Equity Analyst	Manager	various capacities within
Delaware Investments
Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio	Mr. Chen has served in various
	Manager—International	Manager–International	capacities within Delaware
	Debt	Debt	Investments
Anthony G. Ciavarelli	Vice President/ Associate	Vice President/Associate	Mr. Ciavarelli has served in
	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
David F. Connor	Vice President/Deputy	Vice President/Deputy	Mr. Connor has served in
	General Counsel/Secretary	General Counsel/Secretary	various capacities within
Delaware Investments

Vice President/Deputy General
Counsel/Secretary–Optimum
Fund Trust
Michael Costanzo	Vice President/	Vice President/	Mr. Costanzo has served in
	Performance Analyst	Performance Analyst	various capacities within
	Manager	Manager	Delaware Investments
Kishor K. Daga	Vice President/	Vice President/	Mr. Daga has served in various
	Derivatives Operations	Derivatives Operations	capacities within Delaware
Investments
Cori E. Daggett	Vice President/Counsel/	Vice President/Associate	Ms. Daggett has served in
	Assistant Secretary	General Counsel/Assistant	various capacities within
		Secretary	Delaware Investments
Craig C. Dembek	Vice President/Senior	Vice President/Senior	Mr. Dembek has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Kevin C. Donegan	Vice President/Business	Vice President/Business	Mr. Donegan has served in
	Manager (since June	Manager (since May	various capacities within
	2010)	2011)	Delaware Investments and/or its
affiliates since 1994
Camillo D’Orazio	Vice President/Investment	Vice President/Investment	Mr. D’Orazio has served in
	Accounting	Accounting	various capacities within
Delaware Investments
Christopher M. Ericksen	Vice President/Portfolio	Vice President/Portfolio	Mr. Ericksen has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
Joel A. Ettinger	Vice President/Taxation	Vice President–Taxation	Mr. Ettinger has served in
various capacities within
Delaware Investments

8

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Devon K. Everhart	Vice President/Senior	Vice President/Senior	Mr. Everhart has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Joseph Fiorilla	Vice President–Trading	Vice Trading	Mr. Fiorilla has served in
	Operations	Operations	various capacities within
Delaware Investments
Charles E. Fish	Vice President/Senior	Vice President/Senior	Mr. Fish has served in various
	Equity Trader	Equity Trader	capacities within Delaware
Investments
Clifford M. Fisher	Vice President/Credit	Vice President/Credit	Mr. Fisher has served in various
	Analyst	Analyst	capacities within Delaware
Investments
Patrick G. Fortier	Vice President/Portfolio	Vice President/Portfolio	Mr. Fortier has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
Jamie Fox	Vice President/Head of	None	Mr. Fox has served in various
	Financial Institutions		capacities within Delaware
	Defined Contributions		Investments
Investment Only
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio	Ms. Franchetti has served in
	Manager/Senior Research	Manager/Senior Research	various capacities within
	Analyst (since June 2010)	Analyst	Delaware Investments
Lawrence G. Franko	Vice President/ Senior	Vice President/ Senior	Mr. Franko has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Daniel V. Geatens	Vice President/Director of	Vice President/Treasurer	Mr. Geatens has served in
	Financial Administration		various capacities within
Delaware Investments
Gregory A. Gizzi	Vice President/ Head	Vice President/ Head	Mr. Gizzi has served in various
	Municipal Bond Trader	Municipal Bond Trader	capacities with Delaware
Investments
Gregg J. Gola	Vice President/Senior	Vice President/Senior	Mr. Gola has served in various
	High Yield Trader	High Yield Trader	capacities within Delaware
Investments
Christopher Gowlland	Vice President/Senior	Vice President/Senior	Mr. Gowlland has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments
David J. Hamilton	Vice President/Research	Vice President/Research	Mr. Hamilton has served in
	Analyst	Analyst	various capacities within
Delaware Investments
Lisa L. Hansen	Vice President/Head of	Vice President/Head of	Ms. Hansen has served in
	Focus Growth Equity	Focus Growth Equity	various capacities within
	Trading	Trading	Delaware Investments
Scott Hastings	Vice President/Equity	None	Mr. Hastings has served in
	Analyst (since June 2010)		various capacities within
Delaware Investments since
2004
Sharon L. Hayman	Vice President/Head of	None	Ms. Hayman has served in
	Financial Institutions		various capacities within
	Client Services (since June		Delaware Investments since
	2010)		2006

9

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Gregory M. Heywood	Vice President/Portfolio	Vice President/Portfolio	Mr. Heywood has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
J. David Hillmeyer	Vice President/Portfolio	Vice President/Portfolio	Mr. Hillmeyer has served in
	Manager/Head of	Manager/Head of	various capacities within
	Investment Grade	Investment Grade	Delaware Investments
	Corporate Trading	Corporate Trading
Chungwei Hsia	Vice President/Emerging	Vice President/Emerging	Mr. Hsia has served in various
	and Developed Markets	and Developed Markets	capacities within Delaware
	Analyst	Analyst	Investments
Michael E. Hughes	Vice President/Senior	Vice President/Senior	Mr. Hughes has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Kashif Ishaq	Vice President/Trader	Vice President/Trader	Mr. Ishaq has served in various
	(Since February 2011)		capacities within Delaware
Investments
Cynthia Isom	Vice President/Portfolio	Vice President/Portfolio	Ms. Isom has served in various
	Manager	Manager	capacities within Delaware
Investments
Stephen M. Juszczyszyn	Vice President/ Portfolio	Vice President/Portfolio	Mr. Juszczyszyn has served in
	Manager/Senior	Manager/Structured	various capacities within
	Structured Products	Products Analyst/Trader	Delaware Investments
Analyst/Trader
Nancy Keenan	Vice President/Product	None	Ms. Keenan has served in
	Manager (Since June		various capacities within
	2010)		Delaware Investments since
1996
Anu B. Kothari	Vice President/ Equity	Vice President/ Equity	Ms. Kothari has served in
	Analyst	Analyst	various capacities within
Delaware Investments
Roseanne L. Kropp	Vice President/ Senior	Vice President/Senior	Ms. Kropp has served in various
	Portfolio Manager	Portfolio Manager	capacities within Delaware
Investments
Nikhil G. Lalvani	Vice President/ Portfolio	Vice President/Portfolio	Mr. Lalvani has served in
	Manager	Manager	various capacities within
Delaware Investments
Jamie LaScala	Vice President/Product	Vice President/Product	Ms. LaScala has served in
	Manager (Since June	Manager (Since May	various capacities within
	2010)	2010)	Delaware Investments
Anthony A. Lombardi	Vice President/Senior	Vice President/Senior	Mr. Lombardi has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Kent Madden	Vice President/Equity	Vice President/Senior	Mr. Madden has served in
	Analyst (Since June 2010)	Equity Analyst	various capacities within
Delaware Investments
John P. McCarthy	Vice President/Senior	Vice President/Senior	Mr. McCarthy has served in
	Research Analyst/Trader	Research Analyst/Trader	various capacities within
Delaware Investments
Brian McDonnell	Vice President/Portfolio	Vice President/Portfolio	Mr. McDonnell has served in
	Manager/Senior	Manager/Senior	various capacities within
	Structured Products	Structured Products	Delaware Investments
	Analyst/Trader	Analyst/Trader

10

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Kelley McKee	Vice President/Equity	None	Ms. McKee has served in
	Analyst (Since June 2010)		various capacities within
Delaware Investments since
2005
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio	Mr. Morris has served in
	Manager/Senior Equity	Manager/Senior Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Constantine (“Charlie”)	Vice President/Product	Vice President/Product	Mr. Mylonas has served in
Mylonas	Manager (Since June	Manager (Since May	various capacities within
	2010)	2010)	Delaware Investments since
1999
Terrance M. O’Brien	Vice President/Head of	Vice President/Head of	Mr. O’Brien has served in
	Fixed Income Quantitative	Fixed Income Quantitative	various capacities with
	Analysis Department	Analysis Department	Delaware Investments
Donald G. Padilla	Vice President/Portfolio	Vice President/Portfolio	Mr. Padilla has served in
	Manager/Senior Equity	Manager/Senior Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Marlene Petter	Vice President/Marketing	None	Ms. Petter has served in various
	Communications (Since		capacities within Delaware
	June 2010)		Investments since
2004
Daniel J. Prislin	Vice President/Senior	Vice President/Senior	Mr. Prislin has served in various
	Portfolio Manager/	Portfolio Manager/Equity	capacities within Delaware
	Equity Analyst	Analyst	Investments
Gretchen Regan	Vice President/	Vice President/	Ms. Regan has served in various
	Quantitative Analyst	Quantitative Analyst	capacities within Delaware
Investments
Jeffrey W. Rexford	Vice President/ Financial	None	Mr. Rexford has served in
	Institutions Sales (since		various capacities within
	June 2010)		Delaware Investments since
2002
Carl Rice	Vice President/Senior	Vice President/Senior	Mr. Rice has served in various
	Investment Specialist,	Investment Specialist,	capacities within Delaware
	Large Cap Value Focus	Large Cap Value Focus	Investments
	Equity	Equity
Joseph T. Rogina	Vice President/Equity	Vice President/Equity	Mr. Rogina has served in
	Trader	Trader	various capacities within
Delaware Investments
Debbie A. Sabo	Vice President/Senior	Vice President/Senior	Ms. Sabo has served in various
	Equity Trader/Focus	Equity Trader/Focus	capacities within Delaware
	Growth Equity	Growth Equity	Investments
Kevin C. Schildt	Vice President/Senior	Vice President/Senior	Mr. Schildt has served in
	Municipal Credit Analyst	Municipal Credit Analyst	various capacities within
Delaware Investments
Bruce Schoenfeld	Vice President/Senior	Vice President/Senior	Mr. Schoenfeld has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Brian Scotto	Vice President/	Vice President/	Mr. Scotto has served in various
	Government and Agency	Government and Agency	capacities within Delaware
	Trader	Trader	Investments

11

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Richard D. Seidel	Vice President/Assistant	None	Mr. Seidel has served in various
	Controller/Assistant		capacities within Delaware
	Treasurer		Investments
Catherine A. Seklecki	Vice President/Sub-	None	Ms. Seklecki has served in
	Advisory Client Services		various capacities within
	(Since June 2010)		Delaware Investments since
1983
Parshv V. Shah	Vice President/ Portfolio	Vice President/Portfolio	Mr. Shah has served in various
	Manager/Equity Analyst	Manager/Equity Analyst	capacities within Delaware
	(Since June 2010)		Investments
Barry Slawter	Vice President/Editorial	None	Mr. Slawter has served in
	Services (Since June		various capacities within
	2010)		Delaware Investments since
2000.
Antonio (Junee) Tan-Torres	Vice President/ Structured	Vice President/ Structured	Mr. Tan-Torres has served in
	Solutions Group	Solutions Group	various capacities within
Delaware Investments
Molly Thompson	Vice President/Product	Vice President/Product	Ms. Thompson has served in
	Manager (Since June	Manager (Since May	various capacities within
	2010)	2010)	Delaware Investments since
1998
Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior	Mr. Vogel has served in various
	Portfolio Manager	Portfolio Manager	capacities within Delaware
Investments
Nael H. Wahaidi	Vice	Vice	Mr. Wahaidi has served in
	President/Quantitative	President/Quantitative	various capacities within
	Analyst	Analyst (Since May 2011)	Delaware Investments
Jeffrey S. Wang	Vice President/ Equity	Vice President/ Equity	Mr. Wang has served in various
	Analyst	Analyst	capacities within Delaware
Investments
Michael G. Wildstein	Vice President/ Portfolio	Vice President/ Senior	Mr. Wildstein has served in
	Manager	Research Analyst	various capacities within
Delaware Investments
Kathryn R. Williams	Vice President/Associate	Vice President/Associate	Ms. Williams has served in
	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
Guojia Zhang	Vice President/Equity	Vice President/Equity	Mr. Zhang has served in various
	Analyst	Analyst	capacities within Delaware
Investments
Douglas A. Zinser	Vice President/Senior	Vice President/Senior	Mr. Zinser has served in various
	Research Analyst	Research Analyst	capacities within Delaware
Investments

Item 32.	Principal Underwriters.

	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds and the Optimum Fund Trust.

	(b)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

12

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None

Delaware Investment Advisers	Limited Partner	None
J. Scott Coleman	President	None
Philip N. Russo	Executive Vice President	None
Jeffrey G. Klepacki	Senior Vice President (Since June	None
2010)
Brian L. Murray, Jr.	Senior Vice President	Senior Vice President/Chief
Compliance Officer
David P. O’Connor	Senior Vice President/ General	Senior Vice President/Strategic
	Counsel	Investment Relationships and
Initiatives/General Counsel
Aiden J. Redmond, Jr.	Senior Vice President (Since Sept.	None
2011)
Richard Salus	Senior Vice	Senior Vice President/Chief
	President/Controller/Treasurer/	Financial Officer
Financial Operations Principal
Mathew J. Calabro	Vice President (Since Sept. 2011)	None
Mary Ellen M. Carrozza	Vice President	Vice President/Client Services
Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
David F. Connor	Vice President/Secretary	Vice President/Deputy General
Counsel/Secretary
Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
Daniel V. Geatens	Vice President	Vice President
John L. Greico	Vice President (Since June 2010)	None
Robert T. Haenn	Vice President (Since June 2010)	None
Marlene D. Petter	Vice President	None
Richard D. Seidel	Vice President/Assistant	None
Controller/Assistant Treasurer
Stephen R. Shamut	Vice President (Since June 2010)	None
Kathryn R. Williams	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
Antoinette C. Robbins	Interim Chief Compliance	Anti-Money Laundering Officer
	Officer/Anti-Money Laundering	(Since Aug. 2011)
Officer (Since Sept. 2011)

(c) Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Service Company, Inc. and Delaware Distributors, L.P. (2005 Market Street, Philadelphia, PA 19103-7094); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (One Wall Street, New York, NY 10286-0001).

Item 33.	Management Services. None.

Item 34.	Undertakings. Not applicable.

13

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of April, 2012.

DELAWARE VIP TRUST

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	April 27, 2012
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	April 27, 2012
Thomas L. Bennett

John A. Fry	*	Trustee	April 27, 2012
John A. Fry

Anthony D. Knerr	*	Trustee	April 27, 2012
Anthony D. Knerr

Lucinda S. Landreth	*	Trustee	April 27, 2012
Lucinda S. Landreth

Ann R. Leven	*	Trustee	April 27, 2012
Ann R. Leven

Frances A. Sevilla-Sacasa	*	Trustee	April 27, 2012
Frances A. Sevilla-Sacasa

Janet L. Yeomans	*	Trustee	April 27, 2012
Janet L. Yeomans

J. Richard Zecher	*	Trustee	April 27, 2012
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	April 27, 2012
Richard Salus		(Principal Financial Officer)

*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for
each of the persons indicated
(Pursuant to Powers of Attorney previously filed and filed herewith)

14

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS

TO

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

15

INDEX TO EXHIBITS
(Delaware VIP® Trust N-A)

Exhibit No.	Exhibit
EX-99.e.1.i	Executed Amended and Restated Distribution Agreement (January 4, 2010) between Delaware Distributors, L.P. and the Registrant, on behalf of each Fund

EX-99.e.1.ii	Executed Amendment No. 1 (June 24, 2011) to Schedule I to the Distribution Agreement

EX-99.e.1.iii	Executed Distribution Expense Limitation Letter (April 2012) between Delaware Distributors, L.P. and the Registrant

EX-99.h.1.ii	Executed Schedule B (July 18, 2011) to the Shareholder Services Agreement

EX-99.j	Consent of Independent Registered Public Accounting Firm (April 2012)

EX-99.m.1	Plan under Rule 12b-1 for Service Class (April 19, 2001)

EX-99.p.1	Code of Ethics for the Delaware Investments’ Family of Funds (December 1, 2011)

EX-99.p.2	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (December 1, 2011)

EX-99.q.2	Power of Attorney (September 1, 2011)

16